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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-7335

Strong Income Funds II, Inc., on behalf

of the Strong Advisor Bond Fund

(Exact name of registrant as specified in charter)

P.O. Box 2936 Milwaukee, WI	53201
(Address of principal executive offices)	(Zip code)

John W. Widmer, Strong Capital Management, Inc.

P.O. Box 2936 Milwaukee, WI 53201

(Name and address of agent for service)

Registrant’s telephone number, including area code: (414) 359-3400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (S) 3507.

Item 1.    Reports to Shareholders

ANNUAL REPORT    |    October 31, 2004

Strong

Advisor Income

Funds

Strong Advisor Bond Fund

Strong Advisor Municipal Bond Fund

Strong Advisor Short Duration Bond Fund

Strong Advisor Strategic Income Fund

ANNUAL REPORT    |    October 31, 2004

Strong

Advisor Income

Funds

On May 26, 2004, Strong Financial Corporation (“SFC”) announced that it reached a definitive agreement with Wells Fargo & Company (“Wells Fargo”) to acquire certain assets of SFC and certain of its affiliates, including the Strong Funds’ investment advisor, Strong Capital Management, Inc. As part of the proposed transaction, SFC sought approval from Fund shareholders at a meeting scheduled for December 10, 2004, on various matters including appointing Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo, as a new investment advisor for the Strong Funds and a merger of those funds into the Wells Fargo Funds family of mutual funds.

Investment Reviews

Market Update from Lyle J. Fitterer

November 1, 2003, to October 31, 2004

A Surprising Year for Bonds

Back in November 2003, few investors were expecting much from the fixed-income markets. Stocks were surging; the economy was expanding; interest rates, near record lows, seemed to have nowhere to go but up; and bonds had already enjoyed several years of very strong performance.

For many fixed-income investors, however, the past 12 months turned out to be much better than expected. While short-term bond prices fell as the Federal Reserve Board (the Fed) became increasingly likely to — and eventually did — raise overnight interest rates, prices on longer-term bonds, especially those with maturities of five years or longer, actually gained in value.

It’s “Fixed Income 101” that higher interest rates are bad for bonds. So why did long-term bonds do so much better than expected, even as their short-term counterparts lost ground?

To better understand what was driving bond values during the past 12 months, let’s take a closer look at recent events in the economy and fixed-income markets.

The year in review

The period began in challenging fashion for bond owners. Earlier in 2003, investors had been worried about the economy’s potential for deflation, but by November of that year they were far more attuned to the threat of rising prices — both consumer and producer. Their concerns about inflation were being fueled by rapid strengthening in the economy, which expanded at a robust 7.4% pace in the third quarter of 2003. With all signs pointing to steady growth, analysts expected the Fed to raise overnight interest rates for the first time in four years.

After treading water for the next several months, Treasuries began gaining ground in the first quarter of 2004. Even as the economy continued to grow, new hiring remained surprisingly subdued. Also, headline inflation remained under control, even in the face of rising commodity prices. These factors reassured investors, who became increasingly confident that the Fed could afford to keep the federal funds rate at its historically low levels.

That temporary optimism vanished in early April, after the Labor Department reported much-stronger-than-expected job gains for the previous month. Sluggish employment activity had been seen as the last remaining obstacle standing in the way of sustained long-term economic growth. The stock market cheered the favorable jobs data, but bond investors were less enthusiastic. While equity investors see a faster-growing economy as an indication of higher profitability and corporate earnings, bond investors worry that rapid expansion can lead to inflation, which reduces the value of their securities’ income payments. Investors now expected the Fed would implement a more aggressive series of rate increases. The fixed-income markets began a sell-off lasting several months, with prices falling across the board and yields rising accordingly (bond yields and prices move in opposite directions).

The favorable March jobs report was followed by equally strong employment data for April. But thanks in part to continued gains in productivity, by the summer, job creation was trailing projections yet again. Also, inflation was proving less worrisome than originally feared. Despite soaring prices for oil, as well as sustained increases in natural gas, silver, and other commodity values, consumer prices appeared to be under control. In October 2003 the core consumer price index indicated an annual inflation rate of 1.2%. One year later, inflation was 2%, indicating a modest but not alarming pickup.

While the Fed did ultimately raise interest rates a total of 0.75% during the period — initiating rate hikes of 0.25% in June, August, and September — it also emphasized its opinion that economic growth and inflation were manageable and that further interest rate increases could proceed at a “measured” pace.

The Fed’s words reassured nervous bond investors, who had already priced a series of rate hikes into the market. The extent of their reassurance could be seen in the “flattening” of the yield curve (a graphical representation of bond yields of varying maturities) during the period. Between November 1, 2003, and October 31, 2004, the yield on the 2-year U.S. Treasury bond rose 0.75%, in line with the Fed’s rate hikes. By contrast, the 10-year Treasury bond began the period offering a yield of 4.30%. That yield fell as low as 3.68% in March and settled at 4.05% by the end of October 2004.

Short-term rates are heavily influenced by what the Fed is doing now, but longer rates are determined by the market’s expectation for economic growth and inflation, as well as what the Fed might do in the future. With inflation and job growth seemingly under control, long-term-bond investors were betting that the Fed could afford to be patient in raising interest rates. Against this backdrop, bonds with maturities of more than five years generally enjoyed a decent year of performance.

Searching for yield

A parallel theme during the year was bond investors’ continuing search for yield. With interest rates at such low levels, even after the Fed lifted rates, bond investors looked for ways to squeeze some additional income out of their portfolios. As their confidence increased in the economic recovery, they became increasingly willing to take on risks to generate higher yields.

…longer rates are determined by the market’s expectation for economic growth and inflation, as well as what the Fed might do in the future.

Accordingly, some of the asset classes that had lagged during the economic downturn prior to 2003 were more recently some of the market’s best performers. During the past 12 months, the fixed-income market’s “risk sectors” generally outperformed Treasuries by a wide margin. Corporate, mortgage, emerging market, and lower-rated bonds all enjoyed strong gains, as did longer bonds relative to shorter ones. Investors across the board were paid for taking on additional risk. By the end of October 2004, credit spreads had narrowed to their tightest levels in six years, indicating the exceptional relative demand for higher-yielding bonds.

After the uncertainty of the past 12 months, it isn’t easy to predict what lies ahead for the fixed-income markets. But we think there are a number of good reasons to be cautious. The Fed is expected to continue raising rates, a process that could accelerate if economic growth or inflation increase faster than expected. Also, corporate and high-yield bonds are currently offering yields near their long-term historic lows, making them especially vulnerable to any bad economic news. If the economy shows signs of slowing and fixed-income market volatility picks up, credit spreads could start to widen. Although we believe there’s no reason why yields can’t remain low for months, even years, the likelihood of a downturn clearly has increased.

After the uncertainty of the past 12 months, it isn’t easy to predict what lies ahead for the fixed-income markets.

What happens to the value of the dollar could also have a significant impact on bond values. The United States currently is facing huge budget and trade deficits, raising the risk that demand for U.S. debt could decrease and drive down bond prices by putting upward pressure on U.S. Treasury rates. However, as long as the Fed believes inflation is under control, it may keep short-term interest rates low to help reduce the trade deficit. Low interest rates would likely continue to depress the dollar, which in turn would stimulate the economy by making American products more attractive overseas. Under such a scenario, a pause may occur in the trend towards a flatter yield curve as short-term Treasury rates, which are more closely linked to the federal funds rate, stay at artificially low levels while longer-term rates increase on inflation fears.

A look forward

All of this adds up to more uncertainty, which we believe makes it as important as ever to ensure that your portfolio remains well diversified. In recent years, many fixed-income investors, fearing rising rates, have loaded up on money market funds and very short-term bonds to protect their assets from the threat of rising rates. But by trying to anticipate rate movements, those investors may have missed out on decent total returns from long-term bonds.

If you’re investing for the medium or long term, you may want to consider owning some short-term bond funds to protect yourself against higher interest rates, but also some intermediate- and long-term bond funds to maintain a higher level of income and also as a hedge against unexpected market events. Some investors may also benefit from funds that can invest in Treasury Inflation Protected Securities, also known as TIPS. As with all bonds, TIPS can lose value, but because their principal amount is reset regularly with inflation, they can be valuable for investors looking to keep pace with rising costs of living. While there’s no one-size-fits-all solution that’s right for every investor, we all can benefit from owning a diversified portfolio designed to earn a steady return while reducing overall volatility.

We thank you for your continued confidence in Strong and look forward to helping you meet your financial goals.

Lyle J. Fitterer

Head of Fixed Income

Strong Capital Management, Inc.

Strong Advisor Bond Fund

Strong Advisor Bond Fund Institutional Class shares gained 5.93% during the 12 months ending October 31, 2004. This return outpaced the Lehman Brothers U.S. Aggregate Bond Index, the Fund’s benchmark, which gained 5.53%.

The Fund’s outperformance was driven by a few key themes. Foremost was continued improvement in the overall corporate bond market along with our judicious selection of high-yield bonds for the Fund. A second helpful factor was an underweighting in short-maturity bonds relative to the index. Despite substantial interest-rate volatility, bonds with maturities of less than five years generally declined in price as the Federal Reserve Board mentioned plans to begin raising short-term interest rates during the period.

Optimism about the economy

As we have discussed in prior reports, our portfolio management process begins with our macroeconomic outlook. Before we buy the first bond for the portfolio, we want to have clear expectations about the economy’s near-term direction. These expectations will include our outlook for economic growth, inflation, employment trends, and other important variables. Once we have identified this “big picture,” we begin to construct a portfolio with appropriate risks, given our outlook.

During the past year, we have been relatively confident about the economy. Our positive outlook encouraged us to overweight the corporate bond sector within the portfolio relative to the index, as an expanding economy, generally, better enables corporate America to generate higher revenues and, potentially, profits. As corporations have emerged from the brief 2002 recession, many have put their increased profitability to work by improving balance sheets and paying down debt. Issuers’ improved financial strength translated into favorable performance in the corporate bond market during the period. Maintaining a small but meaningful weighting in bonds issued by lower-rated companies, which had the most to gain from improving their financial health, particularly helped results.

Morningstar® Style Box™*

Our valuable research team

Throughout the past 12 months the Fund was consistently overweighted relative to the index in corporate bonds issued by companies such as media conglomerate Time Warner, cable giant Comcast, automaker Ford Motor Company, and telecommunications company Sprint. Although these issuers span both the old and new economies, our decision to invest in each was based on a similar analysis.

For every bond we purchase or consider purchasing, our highly skilled credit research team evaluates issuers’ financial statements, business prospects, and management goals. The team obtains the information they need from publicly available records, thorough discussions with Wall Street and rating-company analysts, and sometimes direct contact with the companies themselves. The analysts then put this information into a model to assess the company’s financial prospects and ability to continue making debt payments. Those companies that survive this rigorous scrutiny are considered for investment. For example, our analysis of Ford ranged from a careful review of the company’s financial statements and its well-known pension liabilities to the prospects for new product launches, such as the F-150 truck and the redesigned Mustang. Following the advice of our research team, we decided to overweight Ford bonds relative to the index — a decision that worked to the Fund’s benefit during the period.

In conjunction with our positive economic outlook, we felt that there would be an upward bias to interest rates over the course of the year. In response, we generally maintained the portfolio’s duration — its sensitivity to changes in rates — shorter than the benchmark. Although rates on the short end of the yield curve increased markedly, in line with the Federal Reserve’s three rate hikes, they tended to fall on bonds with maturities of five years or longer. The Fund’s shorter-than-average duration had a negative impact on performance, although the decision to bias the Fund’s holdings toward longer-dated maturities minimized the effect.

Higher interest rates ahead?

Looking ahead, we still believe the domestic economy is on a solid footing and that it could continue to expand. If that view proves accurate, we anticipate eventual higher interest rates and plan to maintain the portfolio’s duration to be shorter than the benchmark. We believe the Federal Reserve will continue its bias toward raising short-term rates, which will lead to a flatter yield curve over time as long as inflation remains tame. In this environment, we anticipate corporate bonds should do well, as should well-structured mortgage bonds, such as those backed by 15-year or commercial mortgages.

Thank you for your investment in the Strong Advisor Bond Fund.

L. Frank Koster

Portfolio Co-Manager

Thomas M. Price

Portfolio Co-Manager

*	The Morningstar Style Box™ reflects a fund’s investment strategy. For fixed-income funds, the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond’s duration (short, intermediate, or long).

Fund Highlights

Fund S&P Bond Ratings

Percent of Net Assets, as of 10-31-04

AAA	70.4%
AA	1.2%
A	11.7%
BBB	13.9%
BB	2.8%

Total	100.0%

Effective duration[1]	3.8 years
Average quality rating[2]	AA

General:

[1]	The effective duration considers the call and put date of a security and the pre-payment risk of mortgage-backed bonds to measure the sensitivity of the Fund’s price due to changes in interest rates.
[2]	For purposes of this average rating, the Fund’s short-term debt obligations have been assigned a long-term rating by the Advisor.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Fund Highlights are continued on next page.

Strong Advisor Bond Fund

Growth of an Assumed $10,000 Investments†

From 12-31-96 to 10-31-04

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

†	This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Lehman Brothers U.S. Aggregate Bond Index and the Lipper Intermediate Investment Grade Debt Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Institutional Class shares only; performance for other classes will vary due to differences in fee structures.

Definitions:

**	The Lehman Brothers U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Intermediate Investment Grade Debt Funds Index is the average of the 30 largest funds in the Lipper Intermediate Investment Grade Debt Funds Category. These funds invest primarily in investment-grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to ten years.

Top Issuers3

Percent of Net Assets, as of 10-31-04

FNMA Guaranteed Mortgage Investment Pass-Thru Certificates	24.9%
FHLMC Guaranteed Mortgage Investment Pass-Thru Certificates	4.3%
Citibank Credit Card Issuance Trust Notes	4.2%
GNMA Guaranteed Mortgage Investment Pass-Thru Certificates	3.6%
Countrywide Alternative Loan Trust, Inc.	3.5%
General Electric Capital Corporation	3.1%
Nomura Asset Acceptance Corporation	2.2%
LB-UBS Commercial Mortgage Trust	2.0%
FHLMC Notes	1.9%
Bank of America Corporation	1.8%

Top Ten	51.5%

[3]	Holdings vary. More complete holdings are available at www.Strong.com.

Portfolio Statistics

Class A4,5
30-day annualized yield	3.15%

Class B4,5
30-day annualized yield	2.55%

Class C4,5
30-day annualized yield	2.53%

Class K4,5
30-day annualized yield	3.51%

Class Z4,6
30-day annualized yield	2.61%

Institutional Class[4,5]
30-day annualized yield	3.79%

Average Annual Total Returns

As of 10-31-04

Class A4,5
1-year	0.46%
5-year	5.14%
Since Fund Inception (12-31-96)	6.68%

Class B4,5
1-year	-0.44%
5-year	4.99%
Since Fund Inception (12-31-96)	6.54%

Class C4,5
1-year	3.45%
5-year	5.32%
Since Fund Inception (12-31-96)	6.55%

Class K4,5
1-year	5.59%
5-year	6.52%
Since Fund Inception (12-31-96)	7.77%

Class Z4,6
1-year	4.80%
5-year	6.13%
Since Fund Inception (12-31-96)	7.54%

Institutional Class[4,5]
1-year	5.93%
5-year	6.89%
Since Fund Inception (12-31-96)	8.12%

Performance and yields are historical and do not guarantee future results. Investment returns, principal value, and yields will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Fee Waivers:

[4]	From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns, and without this subsidization, the Fund’s 30-day annualized yield would have been 3.11% for Class A shares, 2.51% for Class B shares, 2.49% for Class C shares, 3.44% for Class K shares, 2.49% for Class Z shares, and 3.75% for Institutional Class shares. As of 10-31-04, there are waivers and/or absorptions in effect for all share classes.

Performance:

[5]	Average annual total returns reflect the effect of the maximum sales charge of 4.50% for Class A; the applicable contingent deferred sales charge of 5.00% in year 1 and eliminated after year 6 for Class B; and the applicable contingent deferred sales charge of 1.00% and eliminated after 1 year for Class C. The performance of the Class A shares prior to 11-30-00 is based on the performance of the Fund’s Institutional Class shares from inception through 8-30-99, restated to reflect the load of the Class A shares and recalculated to reflect the higher expenses associated with Advisor Class shares, and the historical performance of the Fund’s Advisor Class shares from 8-31-99 to 11-29-00. The performance of the Class B shares is based on the performance of the Fund’s Institutional Class shares prior to 11-30-00, restated to reflect the contingent deferred sales charge and the different expenses of the Class B shares, as applicable. The performance of the Class C shares is based on the performance of the Fund’s Institutional Class shares prior to 11-30-00, restated to reflect the contingent deferred sales charge and the different expenses of the Class C shares, as applicable. The performance of the Class K shares is based on the performance of the Fund’s Institutional Class shares from inception through 12-30-01, recalculated to reflect the higher expenses associated with Class K shares.
[6]	The performance of the Class Z shares (formerly Investor Class shares) prior to 11-30-00 is based on the performance of the Fund’s Institutional Class shares from inception through 8-30-99, recalculated to reflect the higher expenses associated with Class Z shares and the historical performance of the Fund’s Investor Class shares from 8-31-99 to 11-29-00. The Fund’s Class Z shares are closed to new accounts, though the Fund may continue to offer its shares to certain company-sponsored retirement plans, institutional investors meeting specific eligibility requirements, and other limited groups as described in the prospectus.

Please consult a prospectus for information about all share classes.

Asset Allocation

Percent of Net Assets, as of 10-31-04

Risks: Bond fund values fluctuate in response to the financial condition of individual issuers, changes in interest rates, and general market and economic conditions. Investment strategies that concentrate in particular market segments tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to high-yield risk. Consult the Fund’s prospectus for additional information on these and other risks.

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

Strong Advisor Municipal Bond Fund

During the past 12 months, the Strong Advisor Municipal Bond Fund underperformed its broad-based benchmark, the Lehman Brothers Municipal Bond Index. The Fund’s Class A shares posted a gain of 0.94% (5.67% when excluding the initial sales charge), while the index returned 6.03%. Fearing higher interest rates and a corresponding decline in market bond prices, our below-index interest rate sensitivity for much of the period was the primary cause for the underperformance.

Volatile interest rates

As the economy gained steam early in 2004, bond investors began to anticipate that the Federal Reserve Board (Fed) would eventually be forced to raise rates to prevent inflation — rather than deflation — from becoming problematic. In light of consecutively strong payroll reports in March and April, the market began to factor in the potential for interest rate hikes, pushing municipal yields higher across all maturities.

In June, the Fed made its first of three quarter-point interest rate hikes that occurred during the period. To the surprise of many, including perhaps the Fed, the pace of economic activity slowed in the wake of rising rates. A combination of factors weighed on the economy, not the least of which was broad increases in energy prices as the price of crude oil rose from $30 to over $50 per barrel in the first nine months of 2004. Concerns over the war in Iraq and terrorism also may have dampened investors’ spirits. Later, four hurricanes struck the southeast coasts of the United States in a matter of weeks, hindering normal economic activity in that region. Finally, uncertainty surrounding the presidential election and policy changes that potentially would follow this hard-fought contest simply added to the market’s malaise.

Duration and maturity

Our investment process led us to consider all perceived opportunities presented by the changing economic, political, and market climate. Against that backdrop, several strategies worked in our favor this period, although some didn’t. We remained cautious about the direction of interest rates throughout the year, leading us to hold a shorter duration — meaning less interest rate sensitivity — than our benchmark. In hindsight, we were perhaps overly cautious, since intermediate- and long-term rates declined rather than rose. Fortunately, we held a significant stake in bonds with maturities between 10 and 20 years, which were the best-performing maturities during the year as their yields fell. In addition, we were overweight zero coupon and non-callable issues. Both of these security structures tend to outperform typical coupon, callable issues when rates decline.

Morningstar® Style Box™*

Even as short-maturity taxable securities sold off in the March through May period, short-maturity, tax-exempt issues held up relatively well. However, over the course of the entire period, the shortest maturities in the Fund performed the weakest.

California, tobacco, and other bonds boosted performance

Enhancing the Fund’s performance was our overweight position relative to the benchmark in California bonds, which benefited from an improving economy, better fiscal management on the part of the state, and a credit rating upgrade by the major municipal credit rating agencies. Tobacco-backed revenue bonds also posted strong performance, as did non-economically sensitive bonds such as those in the charter schools and gaming sectors. Other lower-tier credits did help offset this somewhat. Tobacco-backed revenue issues did well, particularly in the last six months. Other, non-economically sensitive issues, such as charter schools and gaming, also performed well. Detracting from performance early in the period was exposure to a senior care facility in Maine, which declined more than 20% in value before it was sold. This holding hurt performance, even though lower-tier credits tended to outperform higher-quality securities.

Cautious outlook

The magnitude and timing of future increases in the federal funds rate are unknown. Barring a meaningful slowdown in economic activity, we believe that further increases are likely. However, we don’t believe that further rate hikes will produce the same yield decline among intermediate- and long-term rates that they did in the past 12 months. For that reason, we remain cautious on the outlook for interest rates.

Offsetting our concerns about higher rates are many of the same issues that have dampened economic activity in recent months. Should energy prices continue to rise at a meaningful pace, it’s possible that economic activity will slow rather than trigger inflation. Balancing those two potential outcomes prompted us to position the Fund with a duration that is in line with our benchmark, yet stay ready to adjust our interest rate sensitivity should a clearer path unfold. We plan to remain focused on higher-quality issues. Investors currently are offered very little incentive —in the form of incremental yield — to own lower-quality bonds. The margin for error is much higher now than it was a year ago and could cause these securities to suffer should economic conditions and overall creditworthiness deteriorate.

Thank you for your investment in the Strong Advisor Municipal Bond Fund.

Duane McAllister

Portfolio Manager

*	The Morningstar Style Box™ reflects a fund’s investment strategy. For fixed-income funds, the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond’s duration (short, intermediate, or long).

Fund Highlights

Fund S&P Bond Ratings

Percent of Net Assets, as of 10-31-04

AAA	53.7%
AA	15.5%
A	10.5%
BBB	16.6%
BB	3.0%
B	0.6%
Other	0.1%

Total	100.0%

Effective duration[1]	7.8 years
Average quality rating[2]	AA

General:

[1]	The effective duration considers the call and put date of a security and the pre-payment risk of mortgage-backed bonds to measure the sensitivity of the Fund’s price due to changes in interest rates.
[2]	For purposes of this average rating, the Fund’s short-term debt obligations have been assigned a long-term rating by the Advisor.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Fund Highlights are continued on next page.

Strong Advisor Municipal Bond Fund

Growth of an Assumed $10,000 Investment†

From 8-25-86 to 10-31-04

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

†	This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Lehman Brothers Municipal Bond Index and the Lipper General Municipal Debt Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class A shares only and reflects the effect of the maximum sales charge of 4.50%; performance for other classes will vary due to differences in fee structures and sales charges. To equalize time periods, the indices’ performances were prorated for the month of August 1986.

Definitions:

**	The Lehman Brothers Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term, tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa. The Lipper General Municipal Debt Funds Index is the average of the 30 largest funds in the Lipper General Municipal Debt Funds Category. These funds invest primarily in municipal debt issues in the top four credit ratings.

Largest State Concentrations3

Percent of Net Assets, as of 10-31-04

California	18.19%
New York	12.53%
Georgia	10.92%
Florida	6.55%
New Jersey	5.93%
Massachusetts	5.67%
Nevada	5.44%
Texas	4.07%
Colorado	3.52%
Wisconsin	3.28%

Top States	76.10%

[3]	Holdings vary. More complete holdings are available at www.Strong.com.

Portfolio Statistics

Class A4,5
30-day annualized yield	2.75%

Class A, excluding sales load
30-day annualized yield

Class B4,5
30-day annualized yield	2.18%

Class C4,5
30-day annualized yield	2.19%

Institutional[4,6]
30-day annualized yield	3.63%

Average Annual Total Returns

As of 10-31-04

Class A4,5
1-year	0.94%
5-year	5.47%
10-year	5.75%
Since Fund Inception (8-25-86)	6.18%

Class A, excluding sales load
1-year	5.67%
5-year	6.44%
10-year	6.25%
Since Fund Inception (8-25-86)	6.45%

Class B4,5
1-year	-0.12%
5-year	5.31%
10-year	5.64%
Since Fund Inception (8-25-86)	6.10%

Class C4,5
1-year	3.88%
5-year	5.66%
10-year	5.48%
Since Fund Inception (8-25-86)	5.65%

Institutional[4,6]
1-year	6.41%
5-year	6.88%
10-year	6.60%
Since Fund Inception (8-25-86)	6.65%

Performance and yields are historical and do not guarantee future results. Investment returns, principal value, and yields will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Fee Waivers:

[4]	From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns, and without this subsidization, the Fund’s 30-day annualized yield would have been 2.69% for Class A shares, 2.12% for Class B shares, 2.13% for Class C shares, and 3.57% for Institutional Class shares. As of 10-31-04, there are waivers and/or absorptions in effect for all share classes.

Performance:

[5]	Average annual total returns reflect the effect of the maximum sales charge of 4.50% for Class A; the applicable contingent deferred sales charge of 5.00% in year 1 and eliminated after year 6 for class B; and the applicable contingent deferred sales charge of 1.00% on purchases sold within one year for Class C. The performance of the Class A shares prior to 3-7-03 is based on the performance of the Class A shares of the State Street Research Tax-Exempt Fund. The performance of the Class B and Class C shares from 6-7-93 to 3-7-03 is based on the performance of the Class B and Class C shares, respectively, of the State Street Research Tax-Exempt Fund and of the Class A shares of the State Street Research Tax-Exempt Fund prior to 6-7-93, restated to reflect the different sales charges and expenses of the Class B and Class C shares, respectively, as applicable.
[6]	Average annual total returns for Institutional Class shares prior to 3-7-03 are based on the performance of the Institutional Class (formerly Class S) shares of the State Street Research Tax-Exempt Fund between 6-7-93 and 3-7-03. Prior to 6-7-93, the Institutional Class performance is based on the Class A shares of the State Street Research Tax-Exempt Fund, restated to reflect that the Fund’s Institutional Class shares are sold without a sales charge.

Please consult a prospectus for more information about all share classes.

Asset Allocation

Percent of Net Assets as of 10-31-04

[7]	Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.

Risks: Bond fund values fluctuate in response to the financial condition of individual issuers, changes in interest rates, and general market and economic conditions. Consult the Fund’s prospectus for additional information on this and other risks.

The Fund’s income may be subject to state and local taxes and, depending on your tax status, to the Alternative Minimum Tax.

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

Strong Advisor Short Duration Bond Fund

The Strong Advisor Short Duration Bond Fund Class Z shares earned a total return of 1.25% for the 12 months ending October 31, 2004. This result exceeded the 1.08% return of the Fund’s benchmark, the Citigroup 1-Year Treasury Benchmark-on-the-Run Index.

The Fund was well-positioned for the investment climate of the past year. As short-term interest rates rose during the period, intermediate and long-term rates trended lower. Because inflation figures remained low, the bond market did not suffer a meltdown in response to the Fed’s changing monetary policy, as it did in 1994. Geopolitical concerns and uncertainty prior to the U.S. elections also supported bond prices.

Influences on performance

During the first six months of the period, we focused on adding incremental yield to the portfolio by making significant allocations to the mortgage- and asset-backed securities markets. In addition, the Fund’s allocation to corporate bonds, including a modest measure of high-yield securities, fared well in a favorable environment for these securities.

For the period’s first half, we kept the portfolio’s duration — its sensitivity to interest-rate changes — roughly in line with the benchmark because we believed with the consensus that the Federal Reserve’s Open Market Committee had little incentive to engineer a near-term shift to tighter monetary policy. During the second half of the fiscal year, however, anticipating interest rate increases from the Federal Reserve, we began reducing the portfolio’s duration. This strategy generally proved successful as short-term rates rose in response to three Fed rate hikes between June and September 2004.

Yield and duration management

For the first half of the Fund’s fiscal year, our dominant focus was on adding to the Fund’s income stream, as no material shifts in overall interest rates or the slope of the yield curve were anticipated. In particular, we concentrated on the extra income offered by the corporate and mortgage-backed securities markets. Our corporate investments included an allocation to high yield bonds. Because these securities carry credit ratings below BBB, they generally offer higher yields than medium- and high-quality bonds of similar duration.

Morningstar® Style Box™*

For the Fund’s mortgage-backed investments, we looked for value in pools of adjustable-rate mortgages, home equity loans, and highly seasoned pass-through securities (securities backed by a collection of mortgages). We also were willing to accept a higher degree of interest-rate sensitivity to capture extra yield.

In the latter months of the fiscal year, we concluded that effective duration and yield-curve management had become more important as interest rates were poised to rise. We trimmed the Fund’s interest rate sensitivity and positioned the portfolio to benefit from a flatter yield curve. In hindsight, the Fund would have benefited from reducing duration sooner. However, by the time the Federal Reserve began cutting interest rates in late June, we were well on the way to making the portfolio increasingly defensive.

With the Fed having telegraphed its intention to continue raising rates at a “measured pace,” we sought to take advantage of an expected decline in market volatility by emphasizing mortgage-backed, asset-backed, and callable notes over traditional “bullet” maturities. A “bullet” maturity structure refers to a bond which has a single discreet date for return of principal. In contrast, callable bonds may experience return of principal prior to maturity, while mortgage-backed and asset-backed securities typically receive principal in stages over a period of many months or years. A reduction in market volatility tends to favor these structures because the probability of receiving a principal payment at an inopportune time (following a big decline in rates, for example) is reduced.

We also looked for opportunities to increase our emphasis on floating rate securities in both the mortgage and corporate sectors. Floating-rate bond prices are less sensitive to rate movements because their coupon payments are regularly reset in line with a benchmark interest rate. Accordingly, floating rate bonds will typically outperform otherwise comparable fixed-rate issues in a rising rate environment.

Finally, the Fund made use of exchange-traded futures to manage the portfolio’s exposure to changes in interest rates and the yield curve. Outside of the futures market, we made only limited use of derivative instruments in the management of the Fund.

Maintaining our strategy

We think the U.S. economy could continue to grow at a healthy pace, which should lead the Federal Reserve to continue its gradual monetary tightening policies. Such a course, however, has been largely anticipated in the financial markets and need not be unduly disruptive. As a result, we do not plan significant near-term changes to our portfolio management approach. We believe that the strategies that have proved successful in recent months are likely to remain appropriate in the coming months.

Thank you for your investment in the Strong Advisor Short Duration Bond Fund.

Jay N. Mueller

Portfolio Co-Manager

Thomas M. Price

Portfolio Co-Manager

*	The Morningstar Style Box™ reflects a fund’s investment strategy. For fixed-income funds, the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond’s duration (short, intermediate, or long).

Fund Highlights

Fund S&P Bond Ratings

Percent of Net Assets, as of 10-31-04

AAA	56.7%
AA	14.4%
A	11.3%
BBB	15.2%
BB	2.1%
Other	0.3%

Total	100.0%

Effective duration[1]	0.5 years
Average quality rating[2]	AA

General:

[1]	The effective duration considers the call and put date of a security and the pre-payment risk of mortgage-backed bonds to measure the sensitivity of the Fund’s price due to changes in interest rates.
[2]	For purposes of this average rating, the Fund’s short-term debt obligations have been assigned a long-term rating by the Advisor.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Fund Highlights are continued on next page.

Strong Advisor Short Duration Bond Fund

Growth of an Assumed $10,000 Investment†

From 3-31-94 to 10-31-04

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Citigroup 1-Year Treasury Benchmark-on-the-Run Index and the Lipper Ultra Short Obligations Funds Average. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class Z shares only; performance for other classes will vary due to differences in fee structures and sales charges.

Definitions:

**	The Citigroup 1-Year Treasury Benchmark-on-the-Run Index is the return of the newly issued (on-the-run) one year Treasuries each month (auctioned monthly). It is determined by taking the 1-year T-bill at the beginning of each month and calculating its return. This process is repeated each month with the new 1-year T-Bill. The Lipper Ultra Short Obligations Funds Average is the average of all funds in the Lipper Ultra Short Obligation Funds Category. These funds invest at least 65% of assets in investment grade debt issues, or better, and maintain a portfolio dollar-weighted average maturity between 91 days and 365 days.

Top Issuers3

Percent of Net Assets, as of 10-31-04

FMNA Guaranteed Mortgage Investment Pass-Thru Certificates	14.0%
FHLMC Guaranteed Mortgage Investment Pass-Thru Certificates	9.5%
Duke Funding I, Ltd.	2.6%
GNMA Guaranteed Mortgage Investment Pass-Thru Certificates	2.1%
General Electric Capital Corporation	1.9%
Structured Asset Investment Loan Trust	1.8%
Residential Finance LP/Residential Finance de Corporation	1.8%
CDC Mortgage Capital Trust	1.8%
Residential Asset Securities Corporation	1.8%
Chase funding Trust	1.8%

Top Ten	39.1%

[3]	Holdings vary. More complete holdings are available at www.Strong.com.

Portfolio Statistics

Class A4,5
30-day annualized yield	2.51%

Class B4,5
30-day annualized yield	1.71%

Class C4,5
30-day annualized yield	1.73%

Class Z4,6
30-day annualized yield	2.83%

Average Annual Total Returns

As of 10-31-04

Class A4,5
1-year	-0.97%
5-year	2.85%
10-year	5.04%
Since Fund Inception (3-31-94)	5.23%

Class B4,5
1-year	-4.63%
5-year	1.99%
10-year	4.52%
Since Fund Inception (3-31-94)	4.73%

Class C4,5
1-year	-0.63%
5-year	2.40%
10-year	4.35%
Since Fund Inception (3-31-94)	4.52%

Class Z4,6
1-year	1.25%
5-year	3.30%
10-year	5.27%
Since Fund Inception (3-31-94)	5.44%

Performance and yields are historical and do not guarantee future results. Investment returns, principal value, and yields will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Fee Waivers:

[4]	From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns, and without this subsidization, the Fund’s 30-day annualized yield would have been 2.24% for Class A shares, 1.62% for Class B shares, 1.61% for Class C shares, and 2.77% for Class Z shares. As of 10-31-04, there are waivers and/or absorptions in effect for all share classes.

Performance:

[5]	Average annual total returns reflect the effect of the maximum sales charge of 2.25% for Class A; the applicable contingent deferred sales charge of 5.00% in year 1 and eliminated after year 6 for Class B; and the applicable contingent deferred sales charge of 1.00% and eliminated after 1 year for Class C. The performance of the Class A, B, and C shares is based on the performance of the Fund’s Class Z shares (formerly Investor Class shares) prior to 11-30-00 and is restated to reflect the different expenses of the Class B and C shares, as applicable.
[6]	The Class Z shares are closed to new accounts, though the Fund may continue to offer its shares to certain company-sponsored retirement plans, institutional investors meeting specific eligibility requirements, and other limited groups as described in the prospectus.

Please consult a prospectus for information about all share classes.

Asset Allocation

Percent of Net Assets as of 10-31-04

[7]	Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.

Risks: Bond fund values fluctuate in response to the financial condition of individual issuers, changes in interest rates, and general market and economic conditions. Investment strategies that concentrate in particular market segments tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to high-yield risk. Consult the Fund’s prospectus for additional information on these and other risks.

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

Strong Advisor Strategic Income Fund

The Strong Advisor Strategic Income Fund Class A shares gained 7.59% (12.70% when excluding the initial sales charge), during the 12 months ending October 31, 2004. The Fund’s broad-based index, the Lehman Brothers U.S. High-Yield Bond Index, rose 12.32%.

High-yield securities performed favorably during the past year despite some volatility. The economy turned in solid performance throughout the period, with quarterly growth in U.S. gross domestic product ranging from 3.3% to 4.5%, driving strong financial performance for most industries. The leading 100 companies in the high-yield market averaged double-digit earnings during the past year. Thanks to the favorable economic environment and financial performance, the high-yield market saw its lowest default rate in six years.

High-yield bond performance tends to correlate with both stock market performance and movements in interest rates. Correlation with both helped the high-yield market, as stock prices, especially smaller-cap stocks, improved during the past 12 months. Similarly, the price of the 10-year Treasury bond rose, while its interest rate fell accordingly (bond yields and prices move in opposite directions). Rates remained low in absolute terms, which encouraged investors in search of greater levels of income to buy high-yield securities.

The Fund’s investment approach

Our investment approach begins with a macroeconomic outlook that helps us determine how to allocate the Fund’s assets across various credit-rating and industry sectors. Nevertheless, when choosing investments for the portfolio, we employ a bottom-up (security-by-security) analysis. We look for bonds offering returns high enough to adequately compensate investors for the risk they must take. Our analysis includes both qualitative and quantitative elements. On the qualitative side, we examine industry fundamentals and issuers’ management strength and competitive positions. Our quantitative analysis assesses each company’s growth prospects as well as their ability to generate free cash flow (cash after expenses and investments).

Morningstar® Style Box™*

During the period, we noted the significant amount of economic stimulus being applied to the economy in the form of reduced tax rates and historically low short-term interest rates. We expected this would lead to continued strong economic growth, which in turn would generate higher Treasury yields. Accordingly, we continued to focus on lower-rated bonds, which have greater credit risk but can be expected to benefit from a strong economy and whose performance historically has been less correlated to that of U.S. Treasuries. In particular, we overweighted the B- and CCC-rated segments of the market, both of which contributed to the Fund’s results as lower-rated credits outperformed higher-rated credits. Our expectation for higher Treasury rates led us to underweight BB-rated bonds, which are more highly correlated to Treasuries. Although in hindsight we were wrong about Treasury rates, which fell during the period, this stance did not hurt the Fund during the period; lower-rated bonds generally did well because the securities benefited from issuers’ improving credit qualities.

Because we were looking for continued economic growth, we over weighted the Fund relative to the index in the capital goods, consumer cyclicals, and other industrials sectors. By contrast, we were underweighted in the communications, technology, transportation, and utilities sectors because we did not feel potential returns adequately reflected the risk. At period end, 5 percent of the portfolio was allocated to stocks, positioning that helped the Fund’s performance during the fiscal year.

To highlight our security selection process, consider one of our recent investments. We purchased bonds of Rhodia, an international specialty chemicals manufacturer, in July 2004. The company had a credit rating of B3 from Moody’s and CCC+ from Standard & Poor’s. We believed that Rhodia was positioned to benefit from rising commodity prices, a new management team, improved liquidity following asset sales, an equity-related offering, and refinancing of short-term debt maturities. We paid $101.50 per bond, and at period end they were trading near $108.50 and yielding 8.3%. As we continued to become more comfortable with Rhodia’s financial liquidity and the outlook for commodity prices, in September we bought Rhodia’s common stock, which rose 32% between purchase and the end of the period.

What’s next for high yield?

We anticipate muted returns from high-yield bonds, despite positive fundamentals driven by continued economic growth and low default rates. Although corporate earnings growth will likely remain positive, companies will find it increasingly difficult to exceed lofty earnings targets. The market’s valuation is another source of concern. High-yield bonds now are at their richest levels relative to Treasuries since the market peaked in 1997-98. Likely increases in Treasury rates will not help the situation.

We plan to continue to overweight B-rated securities relative to the index, which generally are financially stronger than their lower-rated counterparts. In light of our outlook, we expect to continue to overweight lower-rated securities while looking to increase the portfolio’s exposure to floating-rate securities to limit the negative impact of higher rates.

Thank you for your investment in the Strong Advisor Strategic Income Fund.

Thomas M. Price

Portfolio Manager

*	The Morningstar Style Box™ reflects a fund’s investment strategy. For fixed-income funds, the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond’s duration (short, intermediate, or long).

Fund Highlights

Fund S&P Bond Ratings

Percent of Net Assets, as of 10-31-04

AAA	8.9%
BBB	1.8%
BB	18.5%
B	50.6%
CCC	12.6%
D	0.9%
Other	6.7%

Total	100.0%

Effective duration[1]	3.6 years
Average quality rating[2]	BB

General:

[1]	The effective duration considers the call and put date of a security and the pre-payment risk of mortgage-backed bonds to measure the sensitivity of the Fund’s price due to changes in interest rates.
[2]	For purposes of this average rating, the Fund’s short-term debt obligations have been assigned a long-term rating by the Advisor.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Fund Highlights are continued on next page.

Strong Advisor Strategic Income Fund

Growth of an Assumed $10,000 Investment†

From 11-30-00 to 10-31-04

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

†	This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Lehman Brothers U.S. High-Yield Bond Index and the Lipper High Current Yield Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class A shares only and reflects the effect of the maximum sales charge of 4.50%; performance for other classes will vary due to differences in fee structures and sales charges.

Definitions:

**	The Lehman Brothers U.S High-Yield Bond Index covers the universe of fixed rate, non-investment grade debt. The Lipper High Current Yield Funds Index is the average of the 30 largest funds in the Lipper High Current Yield Funds Category. These funds aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grad debt issues.

Top Issuers3

Percent of Net Assets, as of 10-31-04

Commonwealth Brands, Inc.	2.1%
Charter Communication Holdings	1.9%
Invensys PLC	1.5%
Mission Energy Holding Company	1.4%
Chesapeake Energy Corporation	1.4%
Denny’s Corporation	1.4%
Foot Locker, Inc.	1.4%
Tyco International Group	1.3%
North Atlantic Trading, Inc.	1.3%
Warner Music Group	1.3%

Top Ten	15.0%

[3]	Holdings vary. More complete holdings are available at www.Strong.com.

Portfolio Statistics

Class A4,5
30-day annualized yield	5.67%

Class A, excluding sales load
30-day annualized yield

Class B4,5
30-day annualized yield	4.85%

Class C4,5
30-day annualized yield	4.86%

Average Annual Total Returns

As of 10-31-04

Class A4,5
1-year	7.59%
3-year	11.19%
Since Fund Inception (11-30-00)	10.10%

Class A, excluding sales load
1-year	12.70%
3-year	12.91%
Since Fund Inception (11-30-00)	11.40%

Class B4,5
1-year	6.55%
3-year	10.51%
Since Fund Inception (11-30-00)	9.50%

Class C4,5
1-year	10.40%
3-year	11.54%
Since Fund Inception (11-30-00)	10.02%

Performance and yields are historical and do not guarantee future results. Investment returns, principal value, and yields will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Fee Waivers:

[4]	From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns, and without this subsidization, the Fund’s 30-day annualized yield would have been 5.32% for Class A shares, 4.79% for Class B shares, and 4.80% for Class C shares. As of 10-31-04, there are waivers and/or absorptions in effect for all share classes.

Performance:

[5]	Average annual total returns reflect the effect of the maximum sales charge of 4.50% for Class A; the applicable contingent deferred sales charge of 5.00% in year 1 and eliminated after year 6 for Class B; and the applicable contingent deferred sales charge of 1.00% and eliminated after 1 year for Class C.

Asset Allocation

Percent of Net Assets, as of 10-31-04

[6]	Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.

Risks: Bond fund values fluctuate in response to the financial condition of individual issuers, changes in interest rates, and general market and economic conditions. Investment strategies that concentrate in particular market segments tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to high-yield risk. Consult the Fund’s prospectus for additional information on these and other risks.

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

Bond Glossary

Bond Quality Ratings — There are services that analyze the financial condition of a bond’s issuer and then assign it a rating. The best-known rating agencies are Standard and Poor’s (S&P) and Moody’s. The highest-quality bonds are rated AAA (S&P) or Aaa (Moody’s). The scale descends to AA, A, then BBB, and so on, down to D. Bonds with a rating of BBB or higher are considered “investment grade.” Bonds rated BB and below are considered high-yield or “junk bonds.” Typically, the lower a bond’s rating, the higher the yield it must pay in order to compensate the bondholder for the added risk.

Average Effective Maturity — This is calculated in nearly the same manner as average maturity. However, for the purpose of calculating average “effective maturity,” a security that is subject to redemption at the option of the issuer on a particular date (the “call date”), which is prior to the security’s stated maturity, may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate the average effective maturity when the Advisor reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security.

Maturity — Like a loan, a bond must be paid off on a certain date. A bond’s maturity is the time remaining until it is paid off. Bonds typically mature in a range from overnight to 30 years. Typically, bonds with longer maturities will have higher yields and larger price changes in reaction to interest rate changes. In rare situations, shorter-term bonds will have higher yields; this is known as an inverted yield curve (see “Yield Curve” definition on this page).

Duration — Duration is similar to maturity but also accounts for the periodic interest payments made by most bonds and early redemption rights. Duration is a useful tool for determining a bond’s or a bond fund’s sensitivity to interest rate changes. The higher the duration, the more a bond’s price will fluctuate when interest rates change.

Treasury Spread — The Treasury spread is the difference in yield between a Treasury bond (issued by the federal government) and a bond with an equal maturity but from another category, such as a corporate bond. This calculation is used to measure the prices of corporate bonds, mortgage-backed securities, and other non-government issues relative to Treasury bonds. Higher Treasury spreads occur in uncertain times, when investors buy Treasury bonds for their safety and sell other types of bonds.

Yield — Yield is the income your investment is generating. It is calculated by taking the income paid by a bond in a given period of time (often 30 days), annualizing it, and stating it as a percentage of the money invested.

Yield Curve — The yield curve is a graph that plots the yields of Treasury bonds against their maturities. Under normal circumstances, this line will slope upward, reflecting longer-maturity bonds having higher yields. In rare circumstances, such as in a time of deflation, the yield curve may slope downward, or “invert.” The steepness of the yield curve shifts depending on economic trends and outlooks. Properly positioned, a bond investor can profit from these shifts.

YOUR FUND’S EXPENSES	October 31, 2004

About Your Fund’s Expenses

Example

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on a hypothetical investment of $1,000 invested at the beginning of the period and held for the entire period, May 1, 2004 through October 31, 2004.

Actual Expenses

The columns under the heading entitled “Actual” help you to estimate the actual expenses you paid over the period. The “Actual — Ending Account Value” shown is derived from the Fund’s actual return, and the “Actual — Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. To estimate the expenses you paid on your account during this period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the column under the heading entitled “Actual — Expenses Paid During Period”.

Hypothetical Example for Comparison Purposes

The columns under the heading entitled “Hypothetical” provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the last column of the table (Hypothetical — Expenses Paid During Period) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

Actual Returns vs. Hypothetical Returns

Six Months Ended October 31, 2004

	Class	Fund’s Annualized Expense Ratio[1]		Beginning Account Value 5-1-04		Actual				Hypothetical (5% return before expenses)
						Ending Account Value 10-31-04		Expenses Paid During Period[2]		Ending Account Value 10-31-04		Expenses Paid During Period[2]
Strong Advisor Bond Fund	A B C K Z Institutional	1.07 1.74 1.74 0.85 1.57 0.43	% % % % % %	$ $ $ $ $ $	1,000.00 1,000.00 1,000.00 1,000.00 1,000.00 1,000.00	$ $ $ $ $ $	1,039.40 1,036.90 1,036.10 1,041.50 1,036.50 1,042.70	$ $ $ $ $ $	5.49 8.91 8.91 4.36 8.04 2.21	$ $ $ $ $ $	1,019.76 1,016.39 1,016.39 1,020.86 1,017.24 1,022.97	$ $ $ $ $ $	5.43 8.82 8.82 4.32 7.96 2.19

(Continued on next page)

YOUR FUND’S EXPENSES	October 31, 2004

Actual Returns vs. Hypothetical Returns

Six Months Ended October 31, 2004

	Class	Fund’s Annualized Expense Ratio[1]		Beginning Account Value 5-1-04		Actual				Hypothetical (5% return before expenses)
						Ending Account Value 10-31-04		Expenses Paid During Period[2]		Ending Account Value 10-31-04		Expenses Paid During Period[2]
Strong Advisor Municipal Bond Fund	A B C Institutional	1.17 1.92 1.93 0.46	% % % %	$ $ $ $	1,000.00 1,000.00 1,000.00 1,000.00	$ $ $ $	1,048.40 1,044.60 1,043.20 1,050.90	$ $ $ $	6.02 9.87 9.91 2.37	$ $ $ $	1,019.25 1,015.48 1,015.43 1,022.82	$ $ $ $	5.94 9.73 9.78 2.34
Strong Advisor Short Duration Bond Fund	A B C Z	1.10 1.97 1.97 1.11	% % % %	$ $ $ $	1,000.00 1,000.00 1,000.00 1,000.00	$ $ $ $	1,005.80 1,000.50 1,000.50 1,004.90	$ $ $ $	5.55 9.91 9.91 5.59	$ $ $ $	1,019.61 1,015.23 1,015.23 1,019.56	$ $ $ $	5.58 9.98 9.98 5.63
Strong Advisor Strategic Income Fund	A B C	1.10 2.23 2.27	% % %	$ $ $	1,000.00 1,000.00 1,000.00	$ $ $	1,053.80 1,048.00 1,047.90	$ $ $	5.68 11.48 11.69	$ $ $	1,019.61 1,013.93 1,013.72	$ $ $	5.58 11.29 11.49

[1]	Based on the Fund’s most recent six-month period; may differ from expense ratios based on one-year data in the Financial Highlights.
[2]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days, and divided by 366.

SCHEDULES OF INVESTMENTS IN SECURITIES	October 31, 2004

STRONG ADVISOR BOND FUND

	Shares or Principal Amount	Value (Note 2)
Corporate Bonds 36.1%
AT&T Wireless Services, Inc. Senior Notes, 8.75%, Due 3/01/31	$1,025,000	$1,380,282
America Movil SA de CV Guaranteed Senior Yankee Notes, 5.50%, Due 3/01/14 (b)	700,000	689,684
Associates Corporation of North America Debentures, 6.95%, Due 11/01/18	800,000	943,648
Boise Cascade Corporation Senior Notes, 6.50%, Due 11/01/10	750,000	847,500
CenterPoint Energy Resources Corporation Senior Notes, Series B, 7.875%, Due 4/01/13	800,000	957,885
Chesapeake Energy Corporation Senior Notes, 7.50%, Due 9/15/13	700,000	784,000
Chumash Casino & Resort Enterprise Senior Notes, 9.00%, Due 7/15/10 (b)	600,000	673,500
Clear Channel Communications, Inc. Senior Notes, 8.00%, Due 11/01/08	325,000	369,819
Comcast Corporation Senior Notes, 5.85%, Due 1/15/10	1,570,000	1,690,457
Conagra Foods, Inc. Notes, 6.75%, Due 9/15/11	1,130,000	1,285,619
DaimlerChrysler North America Holding Corporation Guaranteed Notes, 4.05%, Due 6/04/08	1,000,000	1,007,577
DaimlerChrysler North America Holding Corporation Guaranteed Notes, Series A, Tranche #1, 7.375%, Due 9/15/06	1,100,000	1,177,980
Devon Energy Corporation Senior Debentures, 7.95%, Due 4/15/32	1,925,000	2,462,914
RR Donnelley & Sons Company Notes, 4.95%, Due 4/01/14	720,000	725,088
EOP Operating LP Notes, 6.75%, Due 2/15/12	1,835,000	2,047,210
Encana Corporation Yankee Bonds, 6.50%, Due 8/15/34	1,820,000	1,988,439
Exelon Generation Company LLC Notes, 5.35%, Due 1/15/14	575,000	593,332
FedEx Corporation Notes, 2.65%, Due 4/01/07	985,000	973,432
First Chicago NBD Capital I Floating Rate Preferred Securities, 2.2438%, Due 2/01/27	1,000,000	965,732
Ford Motor Credit Company Notes, 7.00%, Due 10/01/13 (k)	1,850,000	1,956,947
France Telecom SA Yankee Notes, 9.25%, Due 3/01/31	1,700,000	2,301,683
Fresenius Medical Care Capital Trust II Units, 7.875%, Due 2/01/08	700,000	756,000
General Electric Capital Corporation Bonds, 6.75%, Due 3/15/32	4,755,000	5,564,092
General Electric Capital Corporation Guaranteed Subordinated Notes, 7.875%, Due 12/01/06	1,000,000	1,097,645
General Motors Acceptance Corporation Notes, 6.875%, Due 9/15/11 (k)	2,460,000	2,564,316
Georgia-Pacific Corporation Senior Notes, 8.875%, Due 2/01/10	650,000	768,625
Goodrich Corporation Senior Notes, 7.625%, Due 12/15/12	450,000	533,762
HCA, Inc. Notes, 8.75%, Due 9/01/10	630,000	727,286
Household Finance Corporation Bonds, 7.35%, Due 11/27/32	500,000	604,745
Hutchison Whampoa International, Ltd. Guaranteed Yankee Notes, 6.25%, Due 1/24/14 (b)	1,325,000	1,378,606
International Lease Finance Corporation Notes, 5.875%, Due 5/01/13 (k)	$915,000	$976,349
JP Morgan Chase & Company Subordinated Notes, 5.125%, Due 9/15/14 (k)	2,310,000	2,351,663
Kraft Foods, Inc. Notes, 5.25%, Due 10/01/13 (k)	2,020,000	2,080,020
Kroger Company Senior Bonds, 8.00%, Due 9/15/29	1,565,000	1,930,038
L-3 Communications Corporation Senior Subordinated Notes, 7.625%, Due 6/15/12	565,000	627,150
Mohegan Tribal Gaming Authority Senior Subordinated Notes, 8.00%, Due 4/01/12	900,000	999,000
Motorola, Inc. Debentures, 6.50%, Due 11/15/28	2,410,000	2,546,392
National Rural Utilities Cooperative Finance Corporation Collateral Trust Notes, 6.00%, Due 5/15/06	3,095,000	3,243,124
NiSource Finance Corporation Senior Notes, 6.15%, Due 3/01/13	1,280,000	1,401,192
Normandy Finance, Ltd. Yankee Notes, 7.625%, Due 7/15/08 (b)	800,000	902,283
Ohio Power Company Senior Notes, Series F, 5.50%, Due 2/15/13	940,000	994,073
Plains All American Pipeline LP Senior Notes, 7.75%, Due 10/15/12	500,000	593,575
Public Service Company of Colorado Corporate Notes, 7.875%, Due 10/01/12	415,000	508,766
Reader’s Digest Association, Inc. Senior Notes, 6.50%, Due 3/01/11	750,000	781,875
Sierra Pacific Power Company General and Refunding Mortgage Notes, Series A, 8.00%, Due 6/01/08	700,000	773,500
Sprint Capital Corporation Notes, 8.75%, Due 3/15/32	1,500,000	1,971,476
TXU Energy Company LLC Senior Notes, 7.00%, Due 3/15/13	790,000	898,393
Telefonos de Mexico SA Yankee Notes, 4.50%, Due 11/19/08	1,415,000	1,431,005
Texas Eastern Transmission Corporation Notes, 5.25%, Due 7/15/07	860,000	901,030
Time Warner Entertainment Company LP Senior Notes, 8.875%, Due 10/01/12	1,000,000	1,248,781
Transocean Sedco Forex Corporation Bonds, 7.50%, Due 4/15/31	600,000	730,048
Tyco International Group SA Guaranteed Yankee Notes, 6.00%, Due 11/15/13	835,000	913,816
UST, Inc. Notes, 6.625%, Due 7/15/12	1,155,000	1,306,904
Union Pacific Corporation Notes, 5.75%, Due 10/15/07	1,105,000	1,176,355
United Mexican States Yankee Notes, 7.50%, Due 1/14/12	1,125,000	1,280,813
Valero Energy Corporation Notes, 4.75%, Due 6/15/13	1,350,000	1,346,852
Verizon Communications Debentures, 8.75%, Due 11/01/21	570,000	731,282
Verizon Virginia, Inc. Debentures, Series A, 4.625%, Due 3/15/13	500,000	494,206
Waste Management, Inc. Senior Notes:
6.375%, Due 11/15/12	500,000	556,374
7.375%, Due 8/01/10	295,000	342,201
Yum! Brands, Inc. Notes, 7.70%, Due 7/01/12	750,000	896,836

Total Corporate Bonds (Cost $71,964,365)		76,753,177

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2004

STRONG ADVISOR BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Non-Agency Mortgage & Asset-Backed Securities 37.4%
Banc of America Commercial Mortgage, Inc. Pass-Thru Certificates, Series 2004-4, Class A4, 4.502%, Due 7/10/42	$2,170,000	$2,197,718
Bank of America Alternative Loan Trust Pass-Thru Certificates, Series 2004-8, Class 2CB1, 6.00%, Due 9/25/34	3,680,864	3,790,715
Bear Stearns Commercial Mortgage Securities, Inc. Pass-Thru Certificates, Series 2004-T16, Class A5, 4.60%, Due 8/13/46 (e)	3,450,000	3,459,164
Citibank Credit Card Issuance Trust Notes:
Series 2001-A8, Class A8, 4.10%, Due 12/07/06	8,955,000	8,980,848
Series 2003-A10, Class A10, 4.75%, Due 12/10/15	3,000,000	3,055,792
Countrywide Alternative Loan Trust, Inc. Mortgage Pass-Thru Certificates, Series 2004-J8, Class 4A1, 6.00%, Due 2/25/17	7,219,942	7,520,442
Countrywide Home Equity Loan Trust Variable Rate Asset-Backed Notes, Series 2004-I, Class A, 2.13%, Due 2/15/34	2,500,000	2,498,730
Countrywide Home Loans Inc. Variable Rate Mortgage Pass-Thru Certificates, Series 2001-HYB1, Class 2A1, 4.5574%, Due 6/19/31	251,571	256,917
Countrywide Variable Rate Asset-Backed Certificates, Series 2004-7, Class AF1, 2.1325%, Due 10/25/22	3,064,302	3,064,914
Credit Suisse First Boston Mortgage Securities Corporation Commercial Mortgage Pass-Thru Certificates, Series 1997-C2, Class A-2, 6.52%, Due 1/17/35	1,652,304	1,677,836
GS Mortgage Securities Corporation Variable Rate Mortgage Pass-Thru Certificates:
Series 2004-4, Class A2A, 2.0825%, Due 5/25/34	2,925,604	2,925,604
Series 2004-4, Class 2A1, 4.239%, Due 6/25/34	2,150,000	2,198,711
Greenwich Capital Commercial Funding Corporation Interest Only Variable Rate Mortgage Pass-Thru Certificates, Series 2002-C1, Class XPB, 1.7580%, Due 1/11/35 (b)	24,000,000	1,297,500
Greenwich Capital Commercial Funding Corporation Mortgage Pass-Thru Certificates, Series 2004-GG1, Class A-2, 5.317%, Due 6/10/36	3,440,000	3,609,850
JP Morgan Chase Commercial Mortgage Securities Corporation Interest Only Mortgage Pass-Thru Certificates, Series 2001-CIB2, Class X2, 0.9964%, Due 4/15/35 (b)	63,000,000	2,200,918
JP Morgan Chase Commercial Mortgage Securities Corporation Pass-Thru Certificates, Series 2004-LN2, Class A2, 5.115%, Due 7/15/41	2,410,000	2,476,829
JP Morgan Chase Commercial Mortgage Securities Corporation Variable Rate Pass-Thru Certificates, Series 2004-C2, Class A3, 5.2156%, Due 5/15/41	2,360,000	2,458,412
LB-UBS Commercial Mortgage Trust Pass-Thru Certificates, Series 2004-C7, Class A6, 4.786%, Due 10/15/29 (e)	$4,285,000	$4,310,944
Master Adjustable Rate Mortgages Trust Pass-Thru Certificates, Series 2002-3, Class 4-A-1, 6.1762%, Due 10/25/32	800,924	809,866
Metris Master Trust Floating Rate Asset-Backed Securities, Series 1999-2, Class A, 2.43%, Due 1/20/10	2,265,000	2,266,277
Morgan Stanley Capital ABS I, Inc. Trust Variable Rate Mortgage Pass-Thru Certificates, Series 2003-HE1, Class A3, 2.0425%, Due 5/25/33	826,742	826,742
Mountain Capital CLO I, Ltd./Mountain Capital CLO I Corporation Variable Rate Notes, Series 1A, Class A-1, 2.4269%, Due 4/15/11 (Acquired 3/11/99–1/15/03; Cost $1,973,757) (b) (g)	1,973,757	1,978,692
NAAC Reperforming Loan Real Estate Mortgage Investment Conduit Trust Variable Rate Pass-Thru Certificates, Series 2004-R2, Class A1, 6.50%, Due 10/25/34 (b)	3,189,222	3,353,169
Nomura Asset Acceptance Corporate Variable Rate Mortgage Pass-Thru Certificates:
Series 2004-AP1, Class A1, 2.04%, Due 3/25/34	1,608,433	1,608,433
Series 2004-AR1, Class 5A2, 2.1325%, Due 8/25/34	3,004,571	3,001,754
Preferred Term Securities XV Variable Rate Yankee Notes, 3.4444%, Due 9/26/34 (b)	1,085,000	1,085,000
Renaissance Home Equity Loan Trust Variable Rate Asset-Backed Certificates, Series 2004-3, Class AF1, 2.1525%, Due 11/25/34	1,964,057	1,964,057
Residential Asset Securities Corporation Variable Rate Home Equity Mortgage Asset-Backed Pass-Thru Certificates, Series 2004-KS1, Class AI1, 2.0825%, Due 9/25/20	1,196,872	1,196,908
Structured Asset Securities Corporation Floating Rate Mortgage Pass-Thru Certificates, Series 1998-2, Class A, 2.1925%, Due 2/25/28	403,366	403,618
Terwin Mortgage Trust Variable Rate Asset-Backed Securities, Series 2004-21, Class 1A1, 2.25%, Due 1/25/35 (e)	1,810,000	1,810,000
Washington Mutual Mortgage Pass-Thru Certificates:
Series 2002-AR4, Class A-7, 5.4917%, Due 4/26/32	739,801	741,356
Series 2002-AR7, Class A-6, 5.53%, Due 7/25/32	328,806	330,786

Total Non-Agency Mortgage & Asset-Backed Securities (Cost $78,340,755)		79,358,502

United States Government & Agency Issues 36.5%
FHLMC Adjustable Rate Guaranteed Mortgage Participation Certificates:
4.2058%, Due 7/25/43	2,367,169	2,573,681
Series T-59, Class 2A1, 4.2049%, Due 10/25/43	2,585,318	2,637,488
FHLMC Adjustable Rate Participation Certificates, Pool #789483, 5.685%, Due 6/01/32	437,949	454,570

STRONG ADVISOR BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
FHLMC Debentures, 5.125%, Due 7/15/12	$3,735,000	$3,963,814
FHLMC Participation Certificates:
5.00%, Due 8/01/19	2,066,650	2,110,695
7.50%, Due 12/01/11	1,204,175	1,272,635
10.50%, Due 8/01/19	151,424	173,035
FNMA Adjustable Rate Guaranteed Mortgage Pass-Thru Certificates:
4.671%, Due 4/01/14	3,075,208	3,117,011
Pool #545460, 5.81%, Due 11/01/31	1,093,719	1,134,219
FNMA Guaranteed Mortgage Pass-Thru Certificates:
4.50%, Due 1/01/19	7,035,743	7,075,269
5.00%, Due 12/01/18	1,108,209	1,132,878
6.201%, Due 5/01/09	2,201,797	2,382,664
6.225%, Due 12/01/08	3,916,540	4,237,367
8.00%, Due 6/01/12 thru 9/01/23	3,681,604	3,968,533
8.33%, Due 7/15/20	603,080	676,782
8.50%, Due 5/01//26 thru 11/01/26	1,394,957	1,570,678
9.00%, Due 12/01/16	365,554	415,161
FNMA Guaranteed Real Estate Mortgage Investment Conduit Pass-Thru Certificates:
8.00%, Due 4/25/22	600,174	630,676
9.50%, Due 6/25/19	495,040	546,291
FNMA Guaranteed Real Estate Mortgage Investment Conduit Pass-Thru Trust, 9.50%, Due 12/25/41	2,199,737	2,468,517
FNMA Notes, 6.00%, Due 5/15/11	520,000	579,526
FNMA TBA Mortgage Pass-Thru Certificates (e):
5.00%, Due 11/15/19 thru 11/15/33	18,735,000	18,802,221
5.50%, Due 11/15/33	4,720,000	4,807,025
GNMA Guaranteed Pass-Thru Certificates, 8.00%, Due 12/15/17	1,673,442	1,844,917
GNMA TBA, 5.00%, Due 11/15/34 (e)	5,775,000	5,793,018
United States Treasury Bonds (k):
5.375%, Due 2/15/31	855,000	928,911
5.50%, Due 8/15/28	590,000	642,732
8.00%, Due 11/15/21	1,000,000	1,388,008
United States Treasury Notes, 4.25%, Due 8/15/14 (k)	117,000	119,102

Total United States Government & Agency Issues (Cost $75,768,617)		77,447,424

Municipal Bonds 1.8%
Austin, Texas Electric Utility System Revenue Refunding, 5.50%, Due 11/15/16	3,000,000	3,511,020
Tobacco Settlement Financing Corporation Revenue, 5.00%, Due 6/01/09	275,000	275,784

Total Municipal Bonds (Cost $3,722,742)		3,786,804

Common Stocks 0.0%
OpTel, Inc. Non-Voting (Acquired 4/14/98; Cost $20,000) (b) (g) (f)	500	5

Total Common Stocks (Cost $20,000)		5

Short-Term Investments (a) 7.3%
Collateral Received for Securities Lending 2.7%
Navigator Prime Portfolio	5,645,889	5,645,889
Repurchase Agreements (d) 3.7%
ABN Amro, Inc. (Dated 10/29/04), 1.85%, Due 11/01/04 (Repurchase proceeds $6,300,971); Collateralized by:
United States Government & Agency Issues	$6,300,000	$6,300,000
State Street Bank (Dated 10/29/04), 0.85%, Due 11/01/04 (Repurchase proceeds $1,510,207); Collateralized by: United States Government & Agency Issues	1,510,100	1,510,100

Total Repurchase Agreements		7,810,100
Corporate Bonds 0.7%
MetLife, Inc. Debentures, 3.911%, Due 5/15/05	1,400,000	1,411,355
Non-Agency Mortgage & Asset-Backed Securities 0.0%
Residential Asset Mortgage Products, Inc. Interest Only Asset-Backed Pass-Thru Certificates, Series 2002-RS7, Class A-IO, 2.00%, Due 5/25/05	10,940,541	88,400
United States Government & Agency Issues 0.2%
FHLMC Guaranteed Interest Only Mortgage Participation Certificates, 5.50%, Due 12/25/04	36,000,000	43,200
FNMA Guaranteed Mortgage Pass-Thru Certificates, 9.50%, Due 6/01/05	146	148
United States Treasury Bills, Due 11/04/04 thru 12/30/04 (c)	410,000	409,217

Total United States Government & Agency Issues		452,565

Total Short-Term Investments (Cost $15,388,894)		15,408,309

Total Investments in Securities (Cost $245,205,373) 119.1%		252,754,221
Other Assets and Liabilities, Net (19.1%)		(40,432,794)

Net Assets 100.0%		$212,321,427

FUTURES

	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Sold:
201 Five-Year U.S. Treasury Notes	12/04	$(22,386,375)	$(171,116)
142 Ten-Year U.S. Treasury Notes	12/04	(16,125,875)	(220,510)
75 U.S. Treasury Bonds	12/04	(8,538,281)	(189,475)

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2004

STRONG ADVISOR MUNICIPAL BOND FUND

	Shares or Principal Amount	Value (Note 2)
Municipal Bonds 97.4%
Alaska 0.1%
Northern Tobacco Securitization Corporation Tobacco Settlement Revenue, 5.60%, Due 6/01/09	$210,000	$215,512
Arizona 2.4%
Arizona Health Facilities Authority Hospital System Revenue - Phoenix Children’s Hospital Project:
5.30%, Due 11/15/08	25,000	25,187
5.375%, Due 2/15/18	290,000	277,313
5.50%, Due 11/15/10	30,000	30,262
5.875%, Due 2/15/27	75,000	73,875
6.125%, Due 11/15/22	140,000	141,050
6.25%, Due 11/15/29	100,000	101,125
Mohave County, Arizona IDA Correctional Facilities Contract Revenue - Mohave Prison LLC Project, 5.00%, Due 4/01/14 (h)	1,635,000	1,808,719
Verrado, Arizona Community Facilities District Number 1 GO:
6.00%, Due 7/15/13	1,300,000	1,332,500
6.50%, Due 7/15/27	1,000,000	1,040,000

		4,830,031
California 17.2%
Bakersfield, California COP, Zero %, Due 4/15/21 (j)	10,300,000	4,725,125
California PCFA PCR - San Diego Gas & Electric Company Project:
5.90%, Due 6/01/14	2,200,000	2,532,750
6.80%, Due 6/01/15	600,000	738,000
California Statewide Communities Development Authority MFHR - Santee Court Apartments Project, 7.50%, Due 11/20/36	800,000	827,000
Foothill/Eastern Transportation Corridor Agency Toll Road Revenue:
Zero %, Due 1/01/19 (j)	5,000,000	2,712,500
6.50%, Due 1/01/32 (Pre-Refunded at $100 on 1/01/07)	6,000,000	6,585,000
Golden State Tobacco Securitization Corporation Asset-Backed Tobacco Settlement Revenue:
5.375%, Due 6/01/28	3,000,000	3,105,000
5.50%, Due 6/01/33	1,000,000	1,056,250
5.625%, Due 6/01/38	2,000,000	2,122,500
7.80%, Due 6/01/42	1,500,000	1,606,875
Madera County, California COP - Valley Children’s Hospital, 6.50%, Due 3/15/15 (h)	1,000,000	1,240,000
Pittsburg, California Redevelopment Agency Tax Allocation - Los Medanos Community Development Project, Zero %, Due 8/01/19	2,000,000	1,007,500
Port Hueneme, California Redevelopment Agency Tax Allocation Refunding - Central Community Project, 5.50%, Due 5/01/14 (h)	1,800,000	2,083,500
Roseville, California Joint Union High School District GO, Zero %, Due 8/01/15 (h)	1,000,000	640,000
Santa Clara County, California Financing Authority Lease Revenue - VMC Facility Replacement Project, 7.75%, Due 11/15/08 (h)	1,000,000	1,205,000
Santa Rosa, California Rancheria Tachi Yokut Tribe Enterprise Revenue, 5.50%, Due 3/01/08	$2,000,000	$2,042,500

		34,229,500
Colorado 3.5%
Colorado EFA and Cultural Revenue:
Charter School-Bromley East Project, 7.25%, Due 9/15/30	1,250,000	1,264,062
Heritage Christian School Project, 7.50%, Due 6/01/34	1,000,000	1,021,250
Colorado EFA and Cultural Revenue Refunding:
Cherry Creek Academy Project, 6.00%, Due 4/01/30	50,000	50,812
Denver Academy Project, 6.25%, Due 11/01/13	505,000	506,894
Colorado Health Facilities Authority Retirement Facilities Revenue, Zero %, Due 7/15/24 (h) (j)	1,450,000	541,938
Colorado Public Highway Authority Revenue, Zero %, Due 9/01/16 (h)	5,000,000	3,025,000
Denver, Colorado Health and Hospital Authority Healthcare Revenue, 5.25%, Due 12/01/09	85,000	89,356
Southlands Metropolitan District Number 1 GO, 7.125%, Due 12/01/34	500,000	506,250

		7,005,562
Connecticut 0.9%
Connecticut Special Tax Obligation Revenue - Transportation Infrastructure Project, 6.50%, Due 10/01/12	1,500,000	1,830,000
District of Columbia 0.2%
District of Columbia Tobacco Settlement Financing Corporation Asset-Backed Revenue:
5.375%, Due 5/15/10	270,000	273,375
5.70%, Due 5/15/12	165,000	167,888

		441,263
Florida 6.6%
Capital Trust Agency Revenue - Seminole Tribe Convention Project, 10.00%, Due 10/01/33	3,000,000	3,701,250
Fiddlers Creek Community Development District Special Assessment Revenue, 5.80%, Due 5/01/21	965,000	973,444
Orange County, Florida Health Facilities Authority First Mortgage Revenue - Orlando Lutheran Towers Project, 8.75%, Due 7/01/26	2,000,000	2,090,000
Orlando, Florida Utilities Commission Water and Electric Revenue Refunding, 6.75%, Due 10/01/17 (j)	5,000,000	6,281,250

		13,045,944
Georgia 10.9%
Atlanta, Georgia Airport Revenue Refunding (h):
5.50%, Due 1/01/26 (Pre-Refunded at $101 on 1/01/10)	3,000,000	3,420,000
6.25%, Due 1/01/14	3,070,000	3,453,750
Atlanta, Georgia Metropolitan Rapid Transit Authority Sales Tax Revenue Refunding, 6.25%, Due 7/01/20 (h)	4,930,000	6,254,937

STRONG ADVISOR MUNICIPAL BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Georgia GO:
6.25%, De 3/01/11	$4,300,000	$5,111,625
6.75%, Due 12/01/12 (c)	1,000,000	1,250,000
Georgia Municipal Electric Authority Revenue, 5.25%, Due 1/01/14 (h)	2,000,000	2,260,000

		21,750,312
Illinois 1.8%
Aurora, Illinois Tax Increment Revenue, 5.85%, Due 12/30/13	1,240,000	1,267,900
Illinois HDA MFHR, 5.00%, Due 7/01/25 (h)	1,300,000	1,300,403
Illinois Health Facilities Authority Revenue - Condell Medical Center Project, 7.00%, Due 5/15/22	450,000	502,313
Lincolnshire, Illinois Special Service Area Number 1 Special Tax - Sedgebrook Project, 6.25%, Due 3/01/34 (e)	500,000	500,000

		3,570,616
Iowa 0.6%
Tobacco Settlement Authority Asset-Backed Revenue:
5.50%, Due 6/01/12	810,000	814,050
5.50%, Due 6/01/14	330,000	320,512

		1,134,562
Louisiana 0.9%
Louisiana Public Facilities Authority Revenue, Zero %, Due 12/01/19 (j)	3,400,000	1,691,500
Massachusetts 5.7%
Massachusetts Bay Transportation Authority Revenue Refunding - Massachusetts General Transportation System Project, 7.00%, Due 3/01/14	3,385,000	4,214,325
Massachusetts GO, 5.25%, Due 6/01/17 (Pre-Refunded at $100 on 6/01/10)	3,000,000	3,345,000
Massachusetts Water Pollution Abatement Trust Revenue, 6.00%, Due 8/01/17	3,000,000	3,723,750

		11,283,075
Missouri 1.2%
Missouri Environmental Improvement and Energy Resources Authority Water PCR Refunding - Revolving Fund Project, 5.50%, Due 7/01/16	2,000,000	2,365,000
Nevada 5.4%
Clark County, Nevada Improvement District Refunding, 5.70%, Due 2/01/17	200,000	203,500
Clark County, Nevada School District Building and Renovation GO, 5.25%, Due 6/15/17 (Pre-Refunded at $101 on 6/15/07) (h)	5,045,000	5,511,663
Nevada GO, 5.50%, Due 11/01/25 (h)	5,000,000	5,124,400

		10,839,563
New Jersey 5.9%
New Jersey EDA Cigarette Tax Revenue:
5.625%, Due 6/15/18	1,000,000	1,052,500
5.75%, Due 6/15/29	500,000	514,375
5.75%, Due 6/15/34	1,000,000	1,027,500
New Jersey Health Care Facilities Financing Authority Revenue:
Capital Health System Obligation Group Project, 5.125%, Due 7/01/12	1,475,000	1,537,687
Raritan Bay Medical Center Project, 7.25%, Due 7/01/14	$700,000	$729,470
New Jersey Transportation Trust Fund Authority Transportation System Revenue:
5.00%, Due 6/15/17 (Pre-Refunded at $102 on 6/15/07)	5,000,000	5,468,750
6.00%, Due 12/15/19 (Pre-Refunded at $100 on 12/15/11)	1,000,000	1,187,500
Tobacco Settlement Financing Corporation Asset-Backed Revenue, 5.50%, Due 6/01/11	275,000	280,156

		11,797,938
New Mexico 1.6%
Farmington, New Mexico PCR Refunding - Public Service Company San Juan Project, 6.375%, Due 4/01/22	1,000,000	1,073,750
University of New Mexico Revenue, 5.00%, Due 7/01/18 (e) (h)	2,000,000	2,150,000

		3,223,750
New York 12.5%
Nassau County, New York GO Refunding - Comb Sewer Districts Project, 5.45%, Due 1/15/15 (h)	1,000,000	1,158,750
New York Dormitory Authority Revenue:
City University System Project, 5.625%, Due 7/01/16 (h)	1,000,000	1,187,500
Mental Health Project, 5.75%, Due 7/01/17 (Pre-Refunded at $102 on 7/01/06)	2,810,000	3,041,825
State University Adult Facilities Project, 5.75%, Due 5/15/16 (h)	1,000,000	1,197,500
State University Educational Facilities Project, 5.50%, Due 5/15/19	2,500,000	2,887,500
New York Local Assistance Corporation Revenue Refunding, 6.00%, Due 4/01/14	5,000,000	5,912,500
New York, New York City Municipal Water Finance Authority Water and Sewer Systems Revenue, 6.00%, Due 6/15/33 (Pre-Refunded at $101 on 6/15/10)	2,025,000	2,376,844
New York, New York City Transitional Finance Authority Revenue, 5.875%, Due 11/01/17	1,000,000	1,142,500
New York, New York GO, 6.00%, Due 8/01/17	1,500,000	1,642,500
New York Thruway Authority Service Contract Revenue - Local Highway and Bridge Project, 5.75%, Due 4/01/19 (Pre-Refunded at $101 on 4/01/09) (h)	1,000,000	1,148,750
Orange County, New York GO, 5.125%, Due 9/01/19	1,000,000	1,061,250
Sales Tax Asset Receivable Corporation Revenue, 5.00%, Due 10/15/32 (h)	1,000,000	1,036,250
Tompkins County, New York Industrial Development Agency Revenue - Civic Facility-Cornell University Lake Project, 5.625%, Due 7/01/20 (Pre-Refunded at $101 on 7/01/10)	1,000,000	1,156,250

		24,949,919
North Carolina 0.5%
North Carolina Medical Care Commission Health Care Housing Revenue - ARC Projects, 5.80%, Due 10/01/34	1,000,000	1,010,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2004

STRONG ADVISOR MUNICIPAL BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Ohio 1.3%
Miami County, Ohio Hospital Facility Revenue Refunding and Improvement - Upper Valley Medical Center Project, 6.25%, Due 5/15/16	$2,500,000	$2,600,000
Oklahoma 0.4%
Okarche, Oklahoma EDA Educational Facilities Lease Revenue - Chickasha Public Schools Project, 5.00%, Due 9/01/12	785,000	826,213
Puerto Rico 5.7%
Commonwealth of Puerto Rico Aqueduct and Sewer Authority Revenue Refunding, 6.25%, Due 7/01/12	1,525,000	1,818,562
Commonwealth of Puerto Rico Capital Appreciation GO Refunding, Zero %, Due 7/01/17 (h)	1,000,000	605,000
Commonwealth of Puerto Rico GO, 5.65%, Due 7/01/15 (h)	1,000,000	1,193,750
Commonwealth of Puerto Rico Highway and Transportation Authority Revenue (h):
Zero %, Due 7/01/16	1,765,000	1,120,775
5.75%, Due 7/01/19	1,500,000	1,715,625
Commonwealth of Puerto Rico Infrastructure Financing Authority Special Oligation Revenue, 5.50%, Due 10/01/17 (j)	1,000,000	1,126,250
Commonwealth of Puerto Rico Public Improvement GO:
5.25%, Due 7/01/12	1,000,000	1,125,000
5.25%, Due 7/01/17	2,000,000	2,260,000
Puerto Rico Public Buildings Authority Guaranteed Revenue Refunding - Government Facilities Project, 5.50%, Due 7/01/16	400,000	463,000

		11,427,962
South Carolina 3.2%
Connector 2000 Association, Inc. Senior Capital Appreciation Toll Road Revenue, Zero %, Due 1/01/27	5,000,000	725,000
Greenville County, South Carolina School District Installment Purchase Revenue Refunding - Building Equity Sooner Tomorrow Project, 6.00%, Due 12/01/21	3,000,000	3,446,250
South Carolina Jobs EDA Hospital Facilities Revenue Refunding and Improvement - Palmetto Health Alliance Project, 6.875%, Due 8/01/27	2,000,000	2,217,500

		6,388,750
Texas 3.8%
Capital Area HFC Revenue, Zero %, Due 1/01/16 (h) (j)	1,560,000	965,250
Harris County, Texas Municipal Utility District Number 368 GO, 6.125%, Due 9/01/29 (h)	1,100,000	1,222,375
Hays County, Texas GO, 5.00%, Due 8/15/21 (h)	1,025,000	1,094,188
La Joya, Texas Independent School District GO, 5.50%, Due 2/15/25	3,000,000	3,228,750
Texas Water Development Board Revenue - Revolving Fund Project, 4.75%, Due 7/15/20	1,000,000	1,025,000

		7,535,563
Utah 0.9%
Intermountain Power Agency Power Supply Revenue, 6.15%, Due 7/01/14 (j)	$1,580,000	$1,706,400
Virginia 0.9%
Pittsylvania County, Virginia IDA Exempt Facility Revenue - Multitrade of Pittsylvania Project, 7.55%, Due 1/01/19	1,650,000	1,694,385
Wisconsin 3.3%
Badger Tobacco Asset Securitization Corporation Revenue:
5.75%, Due 6/01/11	1,045,000	1,073,737
5.75%, Due 6/01/12	120,000	122,550
6.00%, Due 6/01/17	1,840,000	1,794,000
Southeast Wisconsin Professional Baseball Park District Sales Tax Revenue Refunding, 5.50%, Due 12/15/16 (h)	2,800,000	3,279,500
Wisconsin Health and EFA Revenue - Blood Center Southeastern Project, 5.50%, Due 6/01/24	250,000	257,188

		6,526,975

Total Municipal Bonds (Cost $172,797,144)		193,920,295

Variable Rate Municipal Bonds 2.2%
California 1.0%
Foothill/Eastern Transportation Corridor Agency Toll Road Revenue, Zero %, Due 1/01/10 (Rate Reset Effective 1/01/05) (j)	1,695,000	1,989,506
Missouri 0.9%
St. Charles County, Missouri IDA MFHR Refunding - Vanderbilt Apartments Project, 5.00%, Due 2/01/29 (Mandatory Put at $100 on 2/01/09)	1,850,000	1,884,688
Texas 0.3%
Brazos River Authority PCR Refunding - TXU Energy Company LLC Project, 6.75%, Due 4/01/38 (Mandatory Put at $100 on 4/01/13)	500,000	571,875

Total Variable Rate Municipal Bonds (Cost $3,757,326)		4,446,069

Options Purchased 0.1%
Ten-Year U.S. Treasury Note Future Call Options (Strike price is $113. Expiration date is 11/26/04.)	60,000	65,625
Ten-Year U.S. Treasury Note Future Put Options (Strike price is $113. Expiration date is 11/26/04.)	60,000	31,875

Total Options Purchased (Cost $98,948)		97,500

Swap Options Purchased 0.0%
Five Year 4.87% Interest Rate Swap, Expires 7/14/05	4,900,000	31,850

Total Swap Options Purchased (Cost $101,920)		31,850

STRONG ADVISOR MUNICIPAL BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Short-Term Investments (a) 1.1%
Municipal Bonds 0.1%
Arizona
Arizona Health Facilities Authority Hospital System Revenue - Phoenix Children’s Hospital Project, 5.00%, Due 11/15/04	$100,000	$100,013
Municipal Money Market Funds 1.0%
Multiple States
Strong Tax-Free Money Fund (i)	2,005,000	2,005,000

Total Short-Term Investments (Cost $2,104,572)		2,105,013

Total Investments in Securities (Cost $178,859,910) 100.8%		200,600,727
Other Assets and Liabilities, Net (0.8%)		(1,494,783)

Net Assets 100.0%		$199,105,944

FUTURES

	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Sold:
25 Ten-Year U.S. Treasury Notes	12/04	$(2,839,063)	$(6,356)

WRITTEN OPTIONS ACTIVITY

	Contracts	Premiums
Options outstanding at beginning of year	—	$—
Options written during the year	200	181,179
Options closed	(200)	(181,179)
Options expired	—	—
Options exercised	—	—

Options outstanding at end of year	—	$—

STRONG ADVISOR SHORT DURATION BOND FUND

	Shares or Principal Amount	Value (Note 2)
Corporate Bonds 17.7%
Altria Group, Inc. Notes, 6.375%, Due 2/01/06	$135,000	$139,399
Ball Corporation Senior Notes, 7.75%, Due 8/01/06	120,000	129,300
Bank of America Corporation Senior Notes, 5.25%, Due 2/01/07	800,000	838,783
Bank One Texas Subordinated Notes, Tranche #SB1, 6.25%, Due 2/15/08	350,000	379,170
Cendant Corporation Notes, 6.875%, Due 8/15/06	165,000	175,874
Citizens Communications Company Debentures, 7.60%, Due 6/01/06	180,000	191,700
Clear Channel Communications, Inc. Senior Notes, 6.00%, Due 11/01/06	500,000	524,972
Comcast Corporation Senior Notes, 8.375%, Due 11/01/05	210,000	221,575
Conagra Foods, Inc. Senior Notes, 9.875%, Due 11/15/05	165,000	176,003
Countrywide Home Loans, Inc. Notes, Series K, 5.625%, Due 5/15/07	505,000	532,492
Cox Communications, Inc. Notes, 7.75%, Due 8/15/06	$150,000	$161,792
FPL Group Capital, Inc. Guaranteed Debentures, 3.25%, Due 4/11/06	50,000	50,358
Ford Motor Credit Company Notes, 6.50%, Due 1/25/07	300,000	315,360
France Telecom Variable Rate Yankee Notes, 7.95%, Due 3/01/06	320,000	340,538
GPU, Inc. Debentures, 7.70%, Due 12/01/05	310,000	324,993
General Electric Capital Corporation Notes, 5.375%, Due 3/15/07	1,005,000	1,057,870
General Motors Acceptance Corporation Floating Rate Notes, 3.02%, Due 7/16/07	185,000	183,940
General Motors Acceptance Corporation Notes, 6.75%, Due 1/15/06	270,000	279,512
Harrahs Operating, Inc. Guaranteed Senior Subordinated Notes, 7.875%, Due 12/15/05	250,000	263,125
Household International, Inc. Senior Notes, 8.875%, Due 2/15/06	225,000	241,694
Illinova Corporation First Mortgage Bonds, 11.50%, Due 12/15/10	285,000	338,150
Johnson Controls, Inc. Notes, 5.00%, Due 11/15/06	180,000	187,178
Lennar Corporation Senior Notes, Series B, 9.95%, Due 5/01/10	180,000	195,733
Liberty Media Corporation Variable Rate Senior Notes, 3.38%, Due 9/17/06	110,000	111,277
NiSource Finance Corporation Notes, 7.625%, Due 11/15/05	225,000	235,890
Park Place Entertainment Corporation Senior Notes, 8.50%, Due 11/15/06	155,000	171,275
Park Place Entertainment Corporation Senior Subordinated Notes, 7.875%, Due 12/15/05	70,000	73,588
Protective Life United States Trust Agreement-Backed Notes, 5.875%, Due 8/15/06 (b)	500,000	526,501
Prudential Financial, Inc. Senior Notes, 4.104%, Due 11/15/06	200,000	203,770
Schuler Homes Guaranteed Notes, 9.375%, Due 7/15/09	75,000	81,750
Southern California Edison Company First Mortgage Notes, 8.00%, Due 2/15/07	255,000	282,118
TeleCorp PCS, Inc. Senior Subordinated Notes, 10.625%, Due 7/15/10	210,000	232,053
Telus Corporation Yankee Notes, 7.50%, Due 6/01/07	235,000	258,365
Tritel PCS, Inc. Senior Subordinated Notes, 10.375%, Due 1/15/11	60,000	68,135
Univision Communications, Inc. Senior Notes, 2.875%, Due 10/15/06	260,000	257,734

Total Corporate Bonds (Cost $9,583,112)		9,751,967

Non-Agency Mortgage & Asset-Backed Securities 37.7%
ABN AMRO Mortgage Corporation Variable Rate Pass-Thru Certificates, Series 2002-1A, Class IA-1, 5.85%, Due 6/25/32	292,611	296,972
Accredited Mortgage Loan Trust Variable Rate Pass-Thru Certificates, Series 2004-3, Class 1A2, 3.44%, Due 10/25/34	500,000	499,453

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2004

STRONG ADVISOR SHORT DURATION BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Bank of America Mortgage Securities, Inc. Variable Rate Pass-Thru Certificates, Series 2002-K, Class 3A-1, 7.417%, Due 10/20/32	$110,405	$112,147
Bank One Issuance Trust Floating Rate Notes, Series 2004-B1, Class B1, 2.19%, Due 3/15/12	500,000	501,355
Bear Stearns Asset Backed Securities Trust Interest Only Mortgage Pass-Thru Certificates, Series 2003-ABF1, Class AIO, 4.00%, Due 3/25/06	6,666,661	259,375
CDC Mortgage Capital Trust Variable Rate Pass-Thru Certificates, Series 2003-HE4, Class M1, 2.5825%, Due 3/25/34	999,981	1,001,856
Chase Funding Trust Variable Rate Mortgage Loan Asset-Backed Certificates, Series 2003-5, Class IIM-1, 2.5325%, Due 5/25/33	1,000,000	1,000,010
Countrywide Alternative Loan Trust, Inc. Interest Only Mortgage Pass-Thru Certificates, Series 2004-J9, Class 1AI0, 1.40%, Due 3/25/07	8,500,000	113,555
Countrywide Home Equity Loan Trust Variable Rate Asset-Backed Notes, Series 2004-I, Class A, 2.13%, Due 2/15/34	350,000	349,822
Countrywide Home Loans Inc. Variable Rate Mortgage Pass-Thru Certificates:
Series 2001-HYB1, Class 2A1, 4.5574%, Due 6/19/31	125,786	128,459
Series 2004-20, Class 3A1, 3.205%, Due 9/25/34	123,774	127,951
Countrywide Variable Rate Asset-Backed Certificates, Series 2004-7, Class AF1, 2.1325%, Due 10/25/22	488,724	488,822
Credit Suisse First Boston Mortgage Securities Corporation Variable Rate Mortgage-Backed Certificates, Series 1998-WFC2, Class M-1, 4.10%, Due 12/28/37 (g)	429,857	429,857
DLJ Commercial Mortgage Corporation Pass-Thru Certificates, Series 2000-CF1, Class A1A, 7.45%, Due 6/10/33	327,016	341,239
DLJ Mortgage Acceptance Corporation Variable Rate Mortgage Pass-Thru Certificates (g):
Series 1990-2, Class A, 3.5957%, Due 1/25/22	220,085	219,808
Series 1991-3, Class A1, 3.3841%, Due 2/20/21	200,072	199,031
Duke Funding I, Ltd. Floating Rate Bonds, Series 1A, Class A, 2.21%, Due 11/10/30 (b)	1,500,000	1,441,875
Equifirst Mortgage Loan Trust Variable Rate Asset-Backed Certificates, Series 2003-2, Class III-A3, 2.47%, Due 9/25/33	409,187	408,547
Fleet Commercial Loan Master LLC Variable Rate Asset-Backed Notes, Series 2000-1A, Class B2, 2.2913%, Due 11/16/07 (b)	500,000	500,332
GMAC Commercial Mortgage Securities, Inc. Pass-Thru Certificates, Series 2000-C2, Class A1, 7.273%, Due 8/16/33	702,620	752,189
GS Mortgage Securities Corporation Variable Rate Mortgage Participation Securities, Series 1998-1, Class A, 8.00%, Due 9/19/27 (b)	442,842	480,661
GS Mortgage Securities Corporation Variable Rate Pass-Thru Certificates:
Series 2004-4, Class 1AF, 2.31%, Due 6/25/34 (b)	$375,000	$374,648
Series 2004-4, Class 2A1, 4.239%, Due 6/25/34 (b)	375,000	383,496
Series 2004-4, Class 2A2, 5.216%, Due 4/25/32	725,322	736,148
Housing Securities, Inc. Variable Rate Mortgage Pass-Thru Certificates, Series 1992-8, Class 8-C, 3.2005%, Due 6/25/24	141,969	139,942
Indymac Index Mortgage Loan Trust Variable Rate Interest Only Pass-Thru Certificates, Series 2004-AR8, Class AX1, 0.80%, Due 11/25/34	16,226,062	207,093
Master Adjustable Rate Mortgages Trust Pass-Thru Certificates, Series 2002-3, Class 4-A-1, 6.1762%, Due 10/25/32	213,580	215,964
Merrill Lynch Credit Corporation Mortgage Investors, Inc. Senior Subordinated Variable Rate Mortgage Pass-Thru Certificates, Series 1994-A, Class A-4, 2.869%, Due 7/15/19	214,901	215,414
Preferred Term Securities XV Variable Rate Yankee Notes, 3.4444%, Due 9/26/34 (b)	285,000	285,000
Renaissance Home Equity Loan Trust Variable Rate Asset-Backed Certificates, Series 2004-3, Class AF1, 2.1525%, Due 11/25/34	343,710	343,710
Residential Asset Mortgage Products, Inc. Asset-Backed Pass-Thru Certificates, Series 2003-RZ5, Class A2, 3.18%, Due 3/25/27	135,000	134,699
Residential Asset Securities Corporation Floating Rate Certificates, Series 2001-KS1, Class AII, 2.1675%, Due 3/25/32	103,216	103,281
Residential Asset Securities Corporation Mortgage Pass-Thru Certificates, Series 1998-KS3, Class AI7, 5.98%, Due 10/25/29	671,147	683,485
Residential Asset Securities Corporation Variable Rate Asset-Backed Pass-Thru Certificates, Series 2003-KS8, Class MII1, 2.5625%, Due 10/25/33	1,000,000	1,000,313
Residential Finance LP / Residential Finance De Corporation Variable Rate Real Estate Certificates, Series 2003-C, Class B-3, 3.2581%, Due 9/10/35 (b)	985,451	1,002,696
Salomon Brothers Mortgage Securities VII, Inc. Floating Rate Mortgage Pass-Thru Certificates, Series 1990-2, Class A, 3.3896%, Due 11/25/20	432,139	431,774
Sequoia Mortgage Trust Mortgage Adjustable Rate Pass-Thru Certificates, Series 8, Class 3A, 3.115%, Due 8/20/32	892,384	892,384
Structured Asset Investment Loan Trust Variable Rate Mortgage Pass-Thru Certificates:
Series 1998-RF2, Class A, 8.5284%, Due 7/15/27 (b)	413,559	439,164
Series 2003-BC3, Class M1, 2.8825%, Due 4/25/33	1,000,000	1,005,430

STRONG ADVISOR SHORT DURATION BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Structured Asset Securities Corporation Variable Rate Mortgage Pass-Thru Certificates, Series 2003-1, Class M1, 2.6125%, Due 10/25/33	$1,000,000	$998,086
Terwin Mortgage Trust Variable Rate Asset-Backed Securities, Series 2004-21, Class 1 A1, 2.25%, Due 1/25/35 (e)	150,000	150,000
Wachovia Bank Commercial Mortgage Trust Interest Only Mortgage Pass-Thru Certificates, Series 2002-C2, Class 3, 1.3678%, Due 11/15/34 (b)	10,000,000	427,734
Washington Mutual Mortgage Pass-Thru Certificates, Series 2002-AR7, Class A-6, 5.53%, Due 7/25/32	394,567	396,943
Washington Mutual Mortgage Securities Corporation Mortgage Pass-Thru Certificates:
Series 2002-AR10, Class A6, 4.816%, Due 10/25/32	95,207	95,747
Series 2002-AR15, Class A5, 4.38%, Due 12/25/32	153,593	154,501
Washington Mutual Variable Rate Mortgage Pass-Thru Certificates, Series 2003-AR7, Class A5, 3.066%, Due 8/25/33	268,000	265,262

Total Non-Agency Mortgage & Asset-Backed Securities (Cost $20,703,226)		20,736,230

United States Government & Agency Issues 25.8%
Federal Home Loan Bank Bonds, 3.375%, Due 10/05/07	130,000	130,332
FHLMC Adjustable Rate Participation Certificates:
Pool #1B0145, 6.033%, Due 10/01/31	79,970	81,819
Pool #786823, 6.036%, Due 7/01/29	208,171	218,153
Pool #788792, 6.16%, Due 1/01/29	230,290	239,033
Pool #789272, 5.685%, Due 4/01/32	195,382	203,007
Pool #789483, 5.685%, Due 6/01/32	218,975	227,285
Pool #865456, 6.066%, Due 7/01/10	16,873	17,144
FHLMC Guaranteed Mortgage Participation Certificates, 9.50%, Due 2/25/42	1,027,908	1,153,506
FHLMC Participation Certificates, 7.50%, Due 12/01/11 thru 10/01/12	1,478,087	1,569,628
9.00%, Due 12/01/16 thru 10/01/19	1,304,705	1,478,228
9.50%, Due 6/15/06	22,815	22,885
FNMA Adjustable Rate Guaranteed Mortgage Pass-Thru Certificates:
Pool #365418, 4.154%, Due 1/01/23	71,006	72,213
Pool #545460, 5.81%, Due 11/01/31	273,430	283,555
Pool #675491, 5.031%, Due 4/01/33	840,727	854,881
FNMA Adjustable Rate Guaranteed Real Estate Mortgage Investment Conduit Trust, 2.196% Due 7/25/37	250,000	247,743
FNMA Adjustable Rate Guaranteed Real Estate Mortgage Investment Conduit Trust Certificates, Series 2002-W4, Class A6, 4.6601%, Due 5/25/42	650,931	666,797
FNMA Adjustable Rate Guaranteed Real Estate Mortgage Investment Conduit Trust Participation Certificates:
Series 2003-W6, Class 6A, 4.3776%, Due 8/25/42	955,767	980,707
Series 2003-W11, Class A1, 6.9321%, Due 6/25/33	946,578	966,175
FNMA Adjustable Rate Guaranteed Real Estate Mortgage Investment Conduit Trust Pass-Thru Certificates, Series 2003-W3, Class 1A4, 4.2146%, Due 8/25/42	$296,139	$304,259
FNMA Guaranteed Mortgage Pass-Thru Certificates:
7.50%, Due 12/15/09	583,392	614,500
8.00%, Due 12/15/24	560,993	613,775
8.33%, Due 7/15/20	444,105	498,378
10.50%, Due 8/01/20	40,652	46,823
11.00%, Due 4/01/12	76,628	85,000
FNMA Guaranteed Real Estate Mortgage Investment Conduit Pass-Thru Certificates, 9.00%, Due 6/25/20	511,748	561,827
FNMA Guaranteed Real Estate Mortgage Investment Conduit Pass-Thru Trust, 9.50%, Due 11/25/31	828,448	929,673
GNMA Guaranteed Pass-Thru Certificates:
7.00%, Due 5/15/13	411,307	440,081
7.00%, Due 6/15/33	642,319	692,099

Total United States Government & Agency Issues (Cost $13,820,249)		14,199,506

Variable Rate Municipal Bonds 0.5%
Ohio Water Development Authority Facilities PCR Refunding - Ohio Edison Company Project, 3.35%, Due 6/01/33 (Mandatory Put at $100 on 12/01/05)	300,000	301,452

Total Variable Rate Municipal Bonds (Cost $300,000)		301,452

Term Loans 0.3%
Davita, Inc. Variable Rate Term Loan B, 3.98%, Due 3/31/09	178,055	179,391

Total Term Loans (Cost $179,613)		179,391

Short-Term Investments (a) 17.7%
Corporate Bonds 9.8%
AOL Time Warner, Inc. Notes, 5.625%, Due 5/01/05	450,000	456,851
Asset Backed Funding Corporation Interest Only Asset-Backed Certificates, Series 2002-OPT1, Class A, 2.50%, Due 3/25/05	10,000,000	81,250
Bausch & Lomb, Inc. Notes, 6.75%, Due 12/15/04	260,000	260,952
Bergen Brunswig Corporation Senior Notes, 7.25%, Due 6/01/05	175,000	179,375
CE Electric UK Funding Company Senior Yankee Notes, 6.853%, Due 12/30/04 (b)	155,000	155,797
Capital One Bank Senior Notes, 8.25%, Due 6/15/05	260,000	268,679
Centerpoint Energy Corporation Notes, 8.125%, Due 7/15/05	175,000	181,509
Conectiv, Inc. Notes, Series B, 5.30%, Due 6/01/05	200,000	202,648
DaimlerChrysler North America Holding Corporation Notes, 7.75%, Due 6/15/05	175,000	180,508
DaimlerChrysler North America Holding Corporation Notes, Tranche #31, 3.40%, Due 12/15/04	240,000	240,163
Deutsche Telekom International Finance BV Yankee Notes, 8.25%, Due 6/15/05	175,000	181,027

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2004

STRONG ADVISOR SHORT DURATION BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Walt Disney Company Notes, 7.30%, Due 2/08/05	$370,000	$374,874
Electronic Data System Corporation Notes, 7.125%, Due 5/15/05 (b)	165,000	169,088
D.R. Horton, Inc. Senior Notes, 10.50%, Due 4/01/05	100,000	104,125
Lear Corporation Senior Notes, Series B, 7.96%, Due 5/15/05	165,000	169,379
Midland Funding Corporation II Lease Obligation Bonds, Series A, 11.75%, Due 7/23/05	149,705	157,652
Nabisco, Inc. Notes, 6.85%, Due 6/15/05	150,000	153,761
PP&L Capital Funding, Inc. Senior Notes, 7.75%, Due 4/15/05	175,000	178,705
Royal Bank of Scotland Group PLC Yankee Notes, 8.817%, Due 3/31/05	300,000	307,527
Sprint Capital Corporation Notes, 7.90%, Due 3/15/05	395,000	402,854
Tele-Communications, Inc. Senior Notes, 7.25%, Due 8/01/05	335,000	345,316
Tricon Global Restaurants, Inc. Senior Notes, 7.45%, Due 5/15/05	185,000	185,000
Tyco International Group SA Yankee Notes, 5.875%, Due 11/01/04	275,000	275,000
Ultramar Diamond Shamrock Corporation Notes, 8.00%, Due 3/15/05	150,000	152,907
Weyerhauser Company Notes, 5.50%, Due 3/15/05	60,000	60,632

Total Corporate Bonds		5,425,579
Municipal Bonds 0.4%
Bayonne, New Jersey Redevelopment Agency Revenue, 4.25%, Due 5/27/05	205,000	205,359
Variable Rate Municipal Bonds 1.4%
California Statewide Communities Development Authority COP - Retirement Housing Foundation Project, 5.603%, Due 12/01/28 (Putable at $100 and Rate Reset Effective 11/17/04) (h)	500,000	500,000
Franklin, Wisconsin Solid Waste Disposal Revenue, 2.50%, Due 4/01/16 (Mandatory Put at $100 on 5/01/05)	250,000	249,378

Total Variable Rate Municipal Bonds		749,378
Non-Agency Mortgage & Asset-Backed Securities 0.7%
IMPAC CMB Trust Interest Only Collateralized Asset-Backed Bonds, Series 2003-4, Class 3-A, 6.00%, Due 9/25/05	3,199,952	132,998
Structured Asset Investment Loan Trust, Interest Only Mortgage Pass-Thru Certificates, Series 2003-BC1, Class A, 6.00%, Due 2/25/05	4,363,619	80,966
Structured Asset Securities Corporation Interest Only Mortgage Pass-Thru Certificates:
Series 2003-18XS, Class AIO, 5.00%, Due 5/25/05	2,857,143	69,754
Series 2003-S1, Class A-IO, 6.00%, Due 2/25/05	4,571,444	84,822

Total Non-Agency Mortgage & Asset-Backed Security		368,540
Repurchase Agreements (d) 5.3%
ABN AMRO Inc. (Dated 10/29/04), 1.85%, Due 11/01/04 (Repurchase proceeds $900,139); Collateralized by:
United States Government & Agency Issues	$900,000	$900,000
State Street Bank (Dated 10/29/04), 0.85%, Due 11/01/04 (Repurchase proceeds $2,030,944); Collateralized by:
United States Government & Agency Issues	2,030,800	2,030,800

Total Repurchase Agreements		2,930,800
United States Government & Agency Issues 0.1%
FHLMC Participation Certificates, 10.00%, Due 6/01/05	3,796	3,893
United States Treasury Bills, Due 1/27/05 (c)	50,000	49,775

Total United States Government & Agency Issues		53,668

Total Short-Term Investments (Cost $9,729,962)		9,733,324

Total Investments in Securities (Cost $54,316,162) 99.7%		54,901,870
Other Assets and Liabilities, Net 0.3%		144,914

Net Assets 100%		$55,046,784

FUTURES

	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Sold:
13 Five-Year U.S. Treasury Notes	12/04	$1,447,875	$(14,470)
16 Two-Year U.S. Treasury Notes	12/04	3,388,250	(6,318)

WRITTEN OPTIONS ACTIVITY

	Contracts	Premiums
Options outstanding at beginning of Year	—	$—
Options written during the year	5	1,915
Options closed	(5)	(1,915)
Options expired	—	—
Options exercised	—	—

Options outstanding at end of year	—	$—

STRONG ADVISOR STRATEGIC INCOME FUND
	Shares or Principal Amount	Value (Note 2)
Corporate Bonds 82.6%
AMF Bowling Worldwide, Inc. Senior Subordinated Notes, 10.00%, Due 3/01/10 (b)	$265,000	$284,875
AT&T Corporation Senior Notes, 8.05%, Due 11/15/11 (Rate Reset Effective 11/15/04)	195,000	224,494
Airgate PCS, Inc. First Priority Senior Secured Floating Rate Notes, 5.85%, Due 10/15/11 (b)	175,000	178,828
Aladdin Gaming Holdings LLC/Aladdin Capital Corporation Senior Discount Notes, 13.50%, Due 3/01/10 (f) (g)	600,000	6,000

STRONG ADVISOR STRATEGIC INCOME FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Allied Waste North America, Inc. Senior Notes, 7.875%, Due 4/15/13	$200,000	$204,500
American Seafood Group LLC Senior Subordinated Notes, 10.125%, Due 4/15/10	300,000	321,000
AmerisourceBergen Corporation Guaranteed Notes, 7.25%, Due 11/15/12	130,000	141,700
Amscan Holdings, Inc. Senior Subordinated Notes, 8.75%, Due 5/01/14 (b)	150,000	151,500
Appleton Papers, Inc. Senior Notes, 8.125%, Due 6/15/11	160,000	169,200
Arch Western Finance LLC Variable Rate Guaranteed Senior Notes, 6.75%, Due 7/01/13	210,000	224,175
Armor Holdings, Inc. Senior Subordinated Notes, 8.25%, Due 8/15/13	200,000	221,000
Boise Cascade LLC Senior Floating Rate Notes, 5.005%, Due 10/15/12 (b)	105,000	107,887
Buffets, Inc. Senior Subordinated Notes, 11.25%, Due 7/15/10	200,000	214,000
CB Richard Ellis Services, Inc. Senior Notes, 9.75%, Due 5/15/10	72,000	82,440
CBD Media Holdings LLC & CBD Holdings Finance, Inc. Senior Notes, 9.25%, Due 7/15/12 (b)	220,000	222,200
CP Ships, Ltd. Senior Yankee Notes, 10.375%, Due 7/15/12	165,000	190,987
Calpine Corporation Second Priority Senior Secured Notes, 8.50%, Due 7/15/10 (b)	330,000	244,200
William Carter Company Senior Subordinated Notes, Series B, 10.875%, Due 8/15/11	156,000	175,500
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corporation Senior Notes:
9.92%, Due 4/01/11	420,000	339,150
10.00%, Due 4/01/09	100,000	84,000
Charter Communications Operating LLC/Charter Communications Operating Capital Corporation Senior Second Lien Notes, 8.00%, Due 4/30/12 (b)	120,000	121,950
Chesapeake Energy Corporation Senior Notes:
7.00%, Due 8/15/14	160,000	174,400
7.50%, Due 9/15/13	200,000	224,000
Chumash Casino & Resort Enterprise Senior Notes, 9.00%, Due 7/15/10 (b)	250,000	280,625
Clean Harbors, Inc. Senior Secured Notes, 11.25%, Due 7/15/12 (b)	250,000	268,750
Commonwealth Brands, Inc. Senior Secured Notes, 9.75%, Due 4/15/08 (b)	250,000	266,250
Commonwealth Brands, Inc. Senior Subordinated Notes, 10.625%, Due 9/01/08 (b)	325,000	342,875
Constar International, Inc. Senior Subordinated Notes, 11.00%, Due 12/01/12	200,000	192,000
Denny’s Holdings, Inc. Senior Notes, 10.00%, Due 10/01/12 (b)	240,000	250,200
Dex Media, Inc. Notes, 8.00%, Due 11/15/13	180,000	193,500
Doane Pet Care Company Senior Subordinated Notes, 9.75%, Due 5/15/07	250,000	250,000
Dollar Financial Group, Inc. Senior Notes, 9.75%, Due 11/15/11	$295,000	$316,387
ERICO International Corporation Senior Subordinated Notes, 8.875%, Due 3/01/12	250,000	262,500
Echostar DBS Corporation Senior Notes, 6.625%, Due 10/01/14 (b)	225,000	231,187
El Paso Natural Gas Company Senior Notes, Series A, 7.625%, Due 8/01/10	260,000	282,425
El Pollo Loco, Inc. Secured Notes, 9.25%, Due 12/15/09	250,000	263,750
Perry Ellis International, Inc. Senior Subordinated Notes, Series B, 8.875%, Due 9/15/13	120,000	129,000
Equistar Chemicals LP/Equistar Chemical Funding Corporation Senior Notes, 10.125%, Due 9/01/08	180,000	207,675
FTD, Inc. Guaranteed Notes, 7.75%, Due 2/15/14	165,000	166,237
Finlay Fine Jewelry Corporation Senior Notes, 8.375%, Due 6/01/12	220,000	241,450
Foot Locker, Inc. Debentures, 8.50%, Due 1/15/22	360,000	388,350
Forest Oil Corporation Senior Notes, 8.00%, Due 12/15/11	130,000	148,850
Foundation Pennsylvania Coal Company Senior Notes, 7.25%, Due 8/01/14 (b)	145,000	155,694
Frontier Oil Corporation Senior Notes, 6.625%, Due 10/01/11 (b)	70,000	72,800
General Cable Corporation Senior Notes, 9.50%, Due 11/15/10	195,000	221,325
Georgia-Pacific Corporation Senior Notes, 8.875%, Due 2/01/10	155,000	183,287
Graham Packaging Company Subordinated Notes, 9.875%, Due 10/15/14 (b)	250,000	266,250
HCA, Inc. Notes, 5.75%, Due 3/15/14	135,000	131,140
HealthSouth Corporation Senior Notes, 7.625%, Due 6/01/12	250,000	243,750
Hilcorp Energy I LP/Hilcorp Finance Company Senior Notes, 10.50%, Due 9/01/10 (b)	200,000	226,500
Hollywood Casino Shreveport/Shreveport Capital Corporation First Mortgage Notes, 13.00%, Due 8/01/06 (f)	320,000	272,400
Hollywood Casino Shreveport/Shreveport Capital Corporation Guaranteed Notes, 13.00%, Due 8/01/06 (f)	15,000	12,769
Houghton Mifflin Company Senior Discount Notes, Zero %, Due 10/15/13 (Rate Reset Effective 10/15/08)	200,000	131,750
Huntsman LLC Senior Secured Notes, 11.625%, Due 10/15/10	50,000	59,187
IMC Global, Inc. Senior Notes, 10.875%, Due 8/01/13	135,000	171,112
IPSCO, Inc. Senior Yankee Notes, 8.75%, Due 6/01/13	100,000	116,000
Interface, Inc. Senior Subordinated Notes, 9.50%, Due 2/01/14	200,000	217,500
Invensys PLC Senior Yankee Notes, 9.875%, Due 3/15/11 (b)	398,000	417,900
Jacuzzi Brands, Inc. Senior Securities, 9.625%, Due 7/01/10	250,000	282,500

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2004

STRONG ADVISOR STRATEGIC INCOME FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Jafra Cosmetics International, Inc. / Distribuidora Comercial Jafra SA De CV Senior Subordinated Notes, 10.75%, Due 5/15/11	$250,000	$286,250
JohnsonDiversey Holdings, Inc. Senior Discount Notes, Zero %, Due 5/15/13 (Rate Reset Effective 5/15/07)	420,000	361,200
Earle M Jorgensen Company Notes, 9.75%, Due 6/01/12	200,000	223,000
Jostens IH Corporation Senior Subordinated Notes, 7.625%, Due 10/01/12 (b)	340,000	353,600
Language Line Holdings, Inc. Senior Subordinated Notes, 11.125%, Due 6/15/12 (b)	250,000	268,750
Lyondell Chemical Company Senior Secured Notes, 10.50%, Due 6/01/13	175,000	207,375
MCI, Inc. Notes, 5.908%, Due 5/01/07	130,000	130,000
Mikohn Gaming Corporation Senior Notes, 11.875%, Due 8/15/08	300,000	319,500
Mission Energy Holding Company Senior Secured Notes, 13.50%, Due 7/15/08	315,000	400,837
Mueller Group, Inc. Secured Floating Rate Notes, 6.4438%, Due 11/01/11	120,000	124,200
Mueller Group, Inc. Senior Subordinated Notes, 10.00%, Due 5/01/12	120,000	130,200
National Wine & Spirits, Inc. Senior Notes, 10.125%, Due 1/15/09	200,000	190,000
NationsRent, Inc. Senior Secured Notes, 9.50%, Due 10/15/10	305,000	338,550
Nextel Communications, Inc. Senior Notes, 6.875%, Due 10/31/13	300,000	327,000
North Atlantic Holding Senior Discount Notes, Zero %, Due 3/01/14 (Rate Reset Effective 3/01/08)	325,000	170,625
North Atlantic Trading, Inc. Senior Notes, 9.25%, Due 3/01/12	205,000	199,875
OED Corporation/Diamond Jo LLC Senior Secured Notes, 8.75%, Due 4/15/12 (b)	250,000	236,250
OM Group, Inc. Senior Subordinated Notes, 9.25%, Due 12/15/11	200,000	210,250
PCA LLC/PCA Finance Corporation Senior Notes, 11.875%, Due 8/01/09	300,000	286,500
PRIMEDIA, Inc. Floating Rate Senior Notes, 7.0863%, Due 5/15/10 (b)	240,000	250,200
Parker Drilling Company Variable Rate Senior Notes, 6.54%, Due 9/01/10 (b)	165,000	168,300
Paxson Communications Corporation Senior Subordinated Discount Notes, Zero %, Due 1/15/09 (Rate Reset Effective 1/15/06)	275,000	240,625
J.B. Poindexter & Company, Inc. Senior Notes, 8.75%, Due 3/15/14 (b)	200,000	215,000
Polyone Corporation Senior Notes, 10.625%, Due 5/15/10	200,000	223,000
Pride International, Inc. Senior Notes, 7.375%, Due 7/15/14 (b)	130,000	146,900
Qwest Services Corporation Notes, 14.00%, Due 12/15/10 (b)	250,000	298,125
RMCC Acquisition Company Senior Subordinated Notes, 9.50%, Due 11/01/12 (b) (e)	75,000	76,312
Reader’s Digest Association, Inc. Senior Notes, 6.50%, Due 3/01/11	$207,000	$215,798
Rent-Way, Inc. Senior Secured Notes, 11.875%, Due 6/15/10	300,000	336,000
Rhodia SA Senior Yankee Notes, 10.25%, Due 6/01/10	130,000	141,700
Riddell Bell Holdings, Inc. Senior Subordinated Notes, 8.375%, Due 10/01/12 (b)	175,000	181,562
River Rock Entertainment Authority Senior Notes, 9.75%, Due 11/01/11	115,000	125,637
Seminis Vegetable Seeds, Inc. Senior Subordinated Notes, 10.25%, Due 10/01/13	150,000	168,750
Shaw Communications, Inc. Senior Yankee Notes, 7.20%, Due 12/15/11	200,000	221,000
Sierra Pacific Resources Senior Notes, 8.625%, Due 3/15/14	175,000	199,500
Standard Pacific Corporation Senior Notes, 9.25%, Due 4/15/12	250,000	291,250
Station Casinos, Inc. Senior Notes, 6.00%, Due 4/01/12	195,000	204,750
Superior Essex Communications LLC/Essex Group, Inc. Senior Notes, 9.00%, Due 4/15/12	180,000	183,600
Tempur-Pedic, Inc./Tempur Production USA, Inc. Senior Subordinated Notes, 10.25%, Due 8/15/10	163,000	189,488
Town Sports International Holdings, Inc. Senior Discount Notes, Zero %, Due 2/01/14 (Rate Reset Effective 2/01/09)	150,000	80,250
Town Sports International, Inc. Senior Notes, 9.625%, Due 4/15/11	125,000	132,500
Triton PCS, Inc. Guaranteed Senior Notes, 8.50%, Due 6/01/13	200,000	184,500
Tyco International Group SA Guaranteed Yankee Notes, 6.00%, Due 11/15/13	350,000	383,037
UCAR Finance, Inc. Guaranteed Senior Notes, 10.25%, Due 2/15/12	200,000	229,000
US Oncology, Inc. Senior Notes, 9.00%, Due 8/15/12 (b)	130,000	141,050
Ubiquitel Operating Company Senior Notes, 9.875%, Due 3/01/11 (b)	70,000	76,125
United Industries Corporation Guaranteed Notes, Series D, 9.875%, Due 4/01/09	210,000	221,550
Venetian Casino Resort LLC/Las Vegas Sands, Inc. Mortgage Notes, 11.00%, Due 6/15/10	250,000	288,438
Vertis, Inc. Senior Notes, 10.875%, Due 6/15/09	165,000	180,675
Warner Music Group Senior Subordinated Notes, 7.375%, Due 4/15/14 (b)	350,000	361,375
Waterford Gaming LLC Senior Notes, 8.625%, Due 9/15/12 (b)	124,000	132,525
Williams Scotsman, Inc. Senior Secured Notes, 10.00%, Due 8/15/08	130,000	142,350
Xerox Corporation Senior Notes, 6.875%, Due 8/15/11	125,000	134,063

Total Corporate Bonds (Cost $22,571,165)		23,700,758

STRONG ADVISOR STRATEGIC INCOME FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Term Loans 0.5%
Revlon Consumer Products Corporation Variable Rate Term Loan, 8.00%, Due 7/31/10	$130,000	$132,438

Total Term Loans (Cost $130,000)		132,438

Convertible Bonds 0.5%
GrafTech International, Ltd. Debentures, 1.625%, Due 1/15/24 (b)	142,000	130,285

Total Convertible Bonds (Cost $142,000)		130,285

Convertible Preferred Stocks 0.3%
Williams Companies, Inc. 5.50% (b)	1,306	95,012

Total Convertible Preferred Stocks (Cost $65,300)		95,012

Preferred Stocks 0.5%
Adelphia Communications Corporation 13.00% Exchangeable, Series B (f) (g)	350	1,838
Rural Cellular Corporation 11.375% Senior Exchangeable, Series B (f)	193	154,883

Total Preferred Stocks (Cost $ 195,635)		156,721

Common Stocks 4.4%
Denny’s Corporation (f)	45,000	146,700
Finlay Enterprises, Inc. (f)	5,000	100,500
MTR Gaming Group, Inc. (f)	12,700	114,300
Pinnacle Entertainment, Inc. (f)	15,000	220,500
The Readers Digest Association, Inc. (non-voting)	5,000	70,400
Rhodia Sa Sponsored ADR (f)	100,000	177,000
Spanish Broadcasting System, Inc. Class A (f)	22,200	224,664
Wynn Resorts, Ltd. (f)	3,650	212,248

Total Common Stocks (Cost $869,846)		1,266,312

Short-Term Investments (a) 8.9%
Repurchase Agreements (d)
ABN AMRO Inc. (Dated 10/29/04), 1.85%, Due 11/01/04 (Repurchase proceeds $2,400,370); Collateralized by:
United States Government & Agency Issues	$2,400,000	2,400,000
State Street Bank (Dated 10/29/04), 0.85%, Due 11/01/04 (Repurchase proceeds $143,810); Collateralized by:
United States Government & Agency Issues	143,800	143,800

Total Short-Term Investments (Cost $2,543,800)		2,543,800

Total Investments in Securities (Cost $26,517,746) 97.7%		28,025,326
Other Assets and Liabilities, Net 2.3%		671,379

Net Assets 100.0%		$28,696,705

LEGEND

(a)	Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.
(b)	Restricted security.
(c)	All or a portion of security is pledged to cover margin requirements on open futures contracts.
(d)	See Note 2(J) of Notes to Financial Statements.
(e)	All or a portion of security is when-issued.
(f)	Non-income producing security. In the case of a debt security, generally denotes that the issuer has defaulted on the payment of principal or interest, the issuer has filed for bankruptcy or the Fund has halted accruing income.
(g)	Illiquid security.
(h)	Security backed by credit enhancement in the form of a letter of credit and/or insurance.
(i)	Affiliated issuer (see Note 9 of Notes to Financial Statements).
(j)	Escrowed to maturity.
(k)	All or a portion of security is on loan. See Note 2 (M) of Notes to Financial Statements.

Percentages are stated as percentages of net assets.

ABBREVIATIONS

The following is a list of abbreviations that may be used in the Schedules of Investments in Securities:

BAN	— Bond Anticipation Notes
BP	— Basis Points
CDA	— Commercial Development Authority
CDR	— Commercial Development Revenue
COP	— Certificates of Participation
DFA	— Development Finance Authority
EDA	— Economic Development Authority
EDC	— Economic Development Corporation
EDFA	— Economic Development Finance Authority
EDR	— Economic Development Revenue
EFA	— Educational Facilities Authority
EXTRAS	— Extendable Rate Adjustable Securities
GO	— General Obligation
HDA	— Housing Development Authority
HDC	— Housing Development Corporation
HFA	— Housing Finance Authority
HFC	— Housing Finance Corporation
IBA	— Industrial Building Authority
IBR	— Industrial Building Revenue
IDA	— Industrial Development Authority
IDB	— Industrial Development Board
IDC	— Industrial Development Corporation
IDFA	— Industrial Development Finance Authority
IDR	— Industrial Development Revenue
IFA	— Investment Finance Authority
MERLOT	— Municipal Exempt Receipt - Liquidity Optional Tender
MFHR	— Multi-Family Housing Revenue
MFMR	— Multi-Family Mortgage Revenue
PCFA	— Pollution Control Financing Authority
PCR	— Pollution Control Revenue
RAN	— Revenue Anticipation Notes
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
TAN	— Tax Anticipation Notes
TRAN	— Tax and Revenue Anticipation Notes

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

October 31, 2004

(In Thousands)

Strong Advisor Bond Fund
Assets:
Investments in Securities, at Value (Cost of $245,205)	$252,754
Receivable for Securities Sold	24,918
Receivable for Fund Shares Sold	101
Dividends and Interest Receivable	2,066
Other Assets	62

Total Assets	279,901

Liabilities:
Payable for Securities Purchased	60,950
Payable for Fund Shares Redeemed	22
Payable Upon Return of Securities on Loan	5,646
Dividends Payable	720
Variation Margin Payable	149
Accrued Operating Expenses and Other Liabilities	93

Total Liabilities	67,580

Net Assets	$212,321

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$206,334
Undistributed Net Investment Income (Loss)	5
Undistributed Net Realized Gain (Loss)	(985)
Net Unrealized Appreciation (Depreciation)	6,967

Net Assets	$212,321

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

October 31, 2004

Strong Advisor Bond Fund
Class A ($ and shares in full)
Net Assets	$15,000,811
Capital Shares Outstanding (Unlimited Number Authorized)	1,348,815

Net Asset Value Per Share	$11.12

Public Offering Price Per Share ($11.12 divided by .955)	$11.64

Class B ($ and shares in full)
Net Assets	$10,297,584
Capital Shares Outstanding (Unlimited Number Authorized)	925,518

Net Asset Value Per Share	$11.13

Class C ($ and shares in full)
Net Assets	$5,047,565
Capital Shares Outstanding (Unlimited Number Authorized)	453,784

Net Asset Value Per Share	$11.12

Class K ($ and shares in full)
Net Assets	$34,209,790
Capital Shares Outstanding (Unlimited Number Authorized)	3,077,336

Net Asset Value Per Share	$11.12

Class Z ($ and shares in full)
Net Assets	$18,460,741
Capital Shares Outstanding (Unlimited Number Authorized)	1,659,480

Net Asset Value Per Share	$11.12

Institutional Class ($ and shares in full)
Net Assets	$129,304,936
Capital Shares Outstanding (Unlimited Number Authorized)	11,636,278

Net Asset Value Per Share	$11.11

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

October 31, 2004

(In Thousands)

Strong Advisor Municipal Bond Fund
Assets:
Investments in Securities, at Value
Unaffiliated Issuers (Cost of $176,855)	$198,596
Affiliated Issuers (Cost of $2,005)	2,005
Receivable for Securities Sold	493
Dividends and Interest Receivable	2,832
Other Assets	55

Total Assets	203,981

Liabilities:
Payable for Securities Purchased	4,151
Payable for Fund Shares Redeemed	5
Dividends Payable	655
Variation Margin Payable	9
Accrued Operating Expenses and Other Liabilities	55

Total Liabilities	4,875

Net Assets	$199,106

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$173,858
Undistributed Net Investment Income (Loss)	—
Undistributed Net Realized Gain (Loss)	3,513
Net Unrealized Appreciation (Depreciation)	21,735

Net Assets	$199,106

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

October 31, 2004

Strong Advisor Municipal Bond Fund
Class A ($ and shares in full)
Net Assets	$150,297,636
Capital Shares Outstanding (Unlimited Number Authorized)	17,449,884

Net Asset Value Per Share	$8.61

Public Offering Price Per Share ($8.61 divided by .955)	$9.02

Class B ($ and shares in full)
Net Assets	$27,452,330
Capital Shares Outstanding (Unlimited Number Authorized)	3,204,066

Net Asset Value Per Share	$8.57

Class C ($ and shares in full)
Net Assets	$2,188,934
Capital Shares Outstanding (Unlimited Number Authorized)	254,393

Net Asset Value Per Share	$8.60

Institutional Class ($ and shares in full)
Net Assets	$19,167,044
Capital Shares Outstanding (Unlimited Number Authorized)	2,232,687

Net Asset Value Per Share	$8.58

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

October 31, 2004

(In Thousands)

Strong Advisor Short Duration Bond Fund
Assets:
Investments in Securities, at Value (Cost $54,316)	$54,902
Receivable for Securities Sold	61
Receivable for Fund Shares Sold	27
Dividends and Interest Receivable	586
Collateral for Securities on Loan	1
Other Assets	35

Total Assets	55,612

Liabilities:
Payable for Securities Purchased	150
Payable for Fund Shares Redeemed	245
Dividends Payable	112
Variation Margin Payable	5
Accrued Operating Expenses and Other Liabilities	53

Total Liabilities	565

Net Assets	$55,047

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$62,696
Undistributed Net Investment Income (Loss)	5
Undistributed Net Realized Gain (Loss)	(8,219)
Net Unrealized Appreciation (Depreciation)	565

Net Assets	$55,047

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

October 31, 2004

Strong Advisor Short Duration Bond Fund
Class A ($ and shares in full)
Net Assets	$18,865,219
Capital Shares Outstanding (Unlimited Number Authorized)	1,943,687

Net Asset Value Per Share	$9.71

Public Offering Price Per Share ($9.71 divided by .9775)	$9.93

Class B ($ and shares in full)
Net Assets	$10,249,140
Capital Shares Outstanding (Unlimited Number Authorized)	1,058,288

Net Asset Value Per Share	$9.68

Class C ($ and shares in full)
Net Assets	$10,034,180
Capital Shares Outstanding (Unlimited Number Authorized)	1,033,963

Net Asset Value Per Share	$9.70

Class Z ($ and shares in full)
Net Assets	$15,898,245
Capital Shares Outstanding (Unlimited Number Authorized)	1,644,240

Net Asset Value Per Share	$9.67

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

October 31, 2004

(In Thousands, Except as Noted)

Strong Advisor Strategic Income Fund
Assets:
Investments in Securities, at Value (Cost $26,518)	$28,025
Receivable for Securities Sold	740
Receivable for Fund Shares Sold	75
Dividends and Interest Receivable	498
Collateral for Securities on Loan	16
Other Assets	29

Total Assets	29,383

Liabilities:
Payable for Securities Purchased	509
Payable for Fund Shares Redeemed	16
Dividends Payable	136
Accrued Operating Expenses and Other Liabilities	25

Total Liabilities	686

Net Assets	$28,697

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$27,652
Undistributed Net Investment Income (Loss)	2
Undistributed Net Realized Gain (Loss)	(464)
Net Unrealized Appreciation (Depreciation)	1,507

Net Assets	$28,697

Class A ($ and shares in full)
Net Assets	$13,786,148
Capital Shares Outstanding (Unlimited Number Authorized)	1,323,890

Net Asset Value Per Share	$10.41

Public Offering Price Per Share ($10.41 divided by .955)	$10.90

Class B ($ and shares in full)
Net Assets	$10,076,372
Capital Shares Outstanding (Unlimited Number Authorized)	967,444

Net Asset Value Per Share	$10.42

Class C ($ and shares in full)
Net Assets	$4,834,185
Capital Shares Outstanding (Unlimited Number Authorized)	464,895

Net Asset Value Per Share	$10.40

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS

For the Year Ended October 31, 2004

(In Thousands)

Strong Advisor Bond Fund
Interest Income	$10,312

Expenses (Note 4):
Investment Advisory Fees	592
Administrative Fees	337
Custodian Fees	29
Shareholder Servicing Costs	533
12b-1 Fees	219
Reports to Shareholders	198
Other	244

Total Expenses before Expense Offsets	2,152
Expense Offsets	(58)

Expenses, Net	2,094

Net Investment Income (Loss)	8,218

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	7,232
Futures Contracts	(1,887)
Forward Foreign Currency Contracts	34

Net Realized Gain (Loss)	5,379
Net Change in Unrealized Appreciation/Depreciation on:
Investments	447
Futures Contracts	(94)
Foreign Currencies	6

Net Change in Unrealized Appreciation/Depreciation	359

Net Gain (Loss) on Investments	5,738

Net Increase (Decrease) in Net Assets Resulting from Operations	$13,956

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (continued)

For the Year Ended October 31, 2004

(In Thousands)

Strong Advisor Municipal Bond Fund
Income:
Interest	$11,402
Dividends – Affiliated Issuers	23

Total Income	11,425

Expenses (Note 4):
Investment Advisory Fees	798
Administrative Fees	551
Custodian Fees	18
Shareholder Servicing Costs	397
12b-1 Fees	750
Other	228

Total Expenses before Expense Offsets	2,742
Expense Offsets	(67)

Expenses, Net	2,675

Net Investment Income (Loss)	8,750

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	3,650
Written Options	(396)
Futures Contracts	190
Swaps	70

Net Realized Gain (Loss)	3,514
Net Change in Unrealized Appreciation/Depreciation on:
Investments	(606)
Futures Contracts	(6)
Swaps	(70)

Net Change in Unrealized Appreciation/Depreciation	(682)

Net Gain (Loss) on Investments	2,832

Net Increase (Decrease) in Net Assets Resulting from Operations	$11,582

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (continued)

For the Year Ended October 31, 2004

(In Thousands)

Strong Advisor Short Duration Bond Fund
Interest Income	$1,876

Expenses (Note 4):
Investment Advisory Fees	249
Administrative Fees	187
Custodian Fees	15
Shareholder Servicing Costs	146
12b-1 Fees	303
Federal and State Registration Fees	60
Other	80

Total Expenses before Expense Offsets	1,040
Expense Offsets	(82)

Expenses, Net	958

Net Investment Income (Loss)	918

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	510
Futures Contracts	(186)
Swaps	(11)

Net Realized Gain (Loss)	313
Net Change in Unrealized Appreciation/Depreciation on:
Investments	(597)
Futures Contracts	63

Net Change in Unrealized Appreciation/Depreciation	(534)

Net Gain (Loss) on Investments	(221)

Net Increase (Decrease) in Net Assets Resulting from Operations	$697

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (continued)

For the Year Ended October 31, 2004

(In Thousands)

Strong Advisor Strategic Income Fund
Income:
Interest	$2,099
Dividends	46

Total Income	2,145

Expenses (Note 4):
Investment Advisory Fees	133
Administrative Fees	74
Custodian Fees	5
Shareholder Servicing Costs	54
12b-1 Fees	176
Federal and State Registration Fees	41
Other	37

Total Expenses before Expense Offsets	520
Expense Offsets	(54)

Expenses, Net	466

Net Investment Income (Loss)	1,679

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on Investments
Net Realized Gain (Loss)	1,458
Net Change in Unrealized Appreciation/Depreciation on Investment
Net Change in Unrealized Appreciation/Depreciation	(122)

Net Gain (Loss) on Investments	1,336

Net Increase (Decrease) in Net Assets Resulting from Operations	$3,015

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	(In Thousands)

	Strong Advisor Bond Fund
	Year Ended Oct. 31, 2004	Year Ended Oct. 31, 2003
Operations:
Net Investment Income (Loss)	$8,218	$11,936
Net Realized Gain (Loss)	5,379	9,979
Net Change in Unrealized Appreciation/Depreciation	359	716

Net Increase (Decrease) in Net Assets Resulting from Operations	13,956	22,631
Distributions:
From Net Investment Income:
Class A	(600)	(775)
Class B	(306)	(341)
Class C	(169)	(226)
Class K	(792)	(33)
Class Z	(1,712)	(2,956)
Institutional Class	(5,974)	(8,875)

Total Distributions	(9,553)	(13,206)
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(107,493)	(118,864)

Total Increase (Decrease) in Net Assets	(103,090)	(109,439)
Net Assets:
Beginning of Year	315,411	424,850

End of Year	$212,321	$315,411

Undistributed Net Investment Income (Loss)	$5	$648

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	(In Thousands)

	Strong Advisor Municipal Bond Fund
	Year Ended Oct. 31, 2004	Period Ended Oct. 31, 2003	Year Ended Dec. 31, 2002
	(Note 1)
Operations:
Net Investment Income (Loss)	$8,750	$8,733	$11,282
Net Realized Gain (Loss)	3,514	1,785	1,338
Net Change in Unrealized Appreciation/Depreciation	(682)	(2,314)	13,662

Net Increase (Decrease) in Net Assets Resulting from Operations	11,582	8,204	26,282
Distributions:
From Net Investment Income:
Class A	(6,608)	(6,320)	(8,183)
Class B	(1,092)	(1,296)	(1,162)
Class B1	—	(178)	(872)
Class C	(79)	(101)	(128)
Institutional Class	(976)	(882)	(991)
From Net Realized Gains:
Class A	(787)	—	—
Class B	(183)	—	—
Class C	(12)	—	—
Institutional Class	(100)	—	—

Total Distributions	(9,837)	(8,777)	(11,336)
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(38,517)	(46,013)	43,846

Total Increase (Decrease) in Net Assets	(36,772)	(46,586)	58,792
Net Assets:
Beginning of Year	235,878	282,464	223,672

End of Year	$199,106	$235,878	$282,464

Undistributed Net Investment Income (Loss)	$—	$—	$44

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	(In Thousands)

	Strong Advisor Short Duration Bond Fund
	Year Ended Oct. 31, 2004	Year Ended Oct. 31, 2003
Operations:
Net Investment Income (Loss)	$918	$1,304
Net Realized Gain (Loss)	313	9
Net Change in Unrealized Appreciation/Depreciation	(534)	437

Net Increase (Decrease) in Net Assets Resulting from Operations	697	1,750
Distributions:
From Net Investment Income:
Class A	(569)	(861)
Class B	(198)	(325)
Class C	(222)	(287)
Class Z	(504)	(963)

Total Distributions	(1,493)	(2,436)
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(32,627)	14,366

Total Increase (Decrease) in Net Assets	(33,423)	13,680
Net Assets:
Beginning of Year	88,470	74,790

End of Year	$55,047	$88,470

Undistributed Net Investment Income (Loss)	$5	$1

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	(In Thousands)

	Strong Advisor Strategic Income Fund
	Year Ended Oct. 31, 2004	Year Ended Oct. 31, 2003
Operations:
Net Investment Income (Loss)	$1,679	$1,452
Net Realized Gain (Loss)	1,458	587
Net Change in Unrealized Appreciation/Depreciation	(122)	4,449

Net Increase (Decrease) in Net Assets Resulting from Operations	3,015	6,488
Distributions:
From Net Investment Income:
Class A	(826)	(652)
Class B	(544)	(406)
Class C	(311)	(372)

Total Distributions	(1,681)	(1,430)
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	1,835	3,530

Total Increase (Decrease) in Net Assets	3,169	8,588
Net Assets:
Beginning of Year	25,528	16,940

End of Year	$28,697	$25,528

Undistributed Net Investment Income (Loss)	$2	$4

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

STRONG ADVISOR BOND FUND — CLASS A

	Year Ended
	Oct. 31, 2004	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$10.94	$10.73	$11.05	$10.66	$10.68
Income From Investment Operations:
Net Investment Income (Loss)	0.33	0.30	0.45	0.63	0.72
Net Realized and Unrealized Gains (Losses) on Investments	0.23	0.25	(0.17)	0.50	(0.02)

Total from Investment Operations	0.56	0.55	0.28	1.13	0.70
Less Distributions:
From Net Investment Income	(0.38)	(0.34)	(0.46)	(0.63)	(0.72)
From Net Realized Gains	—	—	(0.14)	(0.11)	—

Total Distributions	(0.38)	(0.34)	(0.60)	(0.74)	(0.72)

Net Asset Value, End of Period	$11.12	$10.94	$10.73	$11.05	$10.66

Ratios and Supplemental Data
Total Return	+5.23%	+5.16%	+2.64%	+10.91%	+6.79%
Net Assets, End of Period (In Millions)	$15	$23	$23	$15	$0 (b)
Ratio of Expenses to Average Net Assets before Expense Offsets	1.1%	1.1%	1.0%	1.2%	1.1%
Ratio of Expenses to Average Net Assets	1.1%	1.1%	1.0%	1.1%	1.1%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.9%	2.7%	4.2%	5.4%	7.0%
Portfolio Turnover Rate(c)	401.1%	464.4%	403.7%	496.9%	448.6%

STRONG ADVISOR BOND FUND — CLASS B

	Year Ended
	Oct. 31, 2004	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001(d)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$10.94	$10.73	$11.05	$10.62
Income From Investment Operations:
Net Investment Income (Loss)	0.25	0.21	0.37	0.48
Net Realized and Unrealized Gains (Losses) on Investments	0.24	0.25	(0.18)	0.55

Total from Investment Operations	0.49	0.46	0.19	1.03
Less Distributions:
From Net Investment Income	(0.30)	(0.25)	(0.37)	(0.49)
From Net Realized Gains	—	—	(0.14)	(0.11)

Total Distributions	(0.30)	(0.25)	(0.51)	(0.60)

Net Asset Value, End of Period	$11.13	$10.94	$10.73	$11.05

Ratios and Supplemental Data
Total Return	+4.56%	+4.32%	+1.79%	+9.87%
Net Assets, End of Period (In Millions)	$10	$13	$14	$8
Ratio of Expenses to Average Net Assets before Expense Offsets	1.9%	1.9%	1.8%	2.2%*
Ratio of Expenses to Average Net Assets	1.8%	1.9%	1.8%	1.9%*
Ratio of Net Investment Income (Loss) to Average Net Assets	2.2%	1.9%	3.3%	4.4%*
Portfolio Turnover Rate(c)	401.1%	464.4%	403.7%	496.9%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	Amount is less than $500,000.
(c)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	For the period from November 30, 2000 (commencement of class) to October 31, 2001.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR BOND FUND — CLASS C

	Year Ended
	Oct. 31, 2004	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$10.94	$10.73	$11.05	$10.62
Income From Investment Operations:
Net Investment Income (Loss)	0.24	0.21	0.37	0.49
Net Realized and Unrealized Gains (Losses) on Investments	0.24	0.25	(0.18)	0.54

Total from Investment Operations	0.48	0.46	0.19	1.03
Less Distributions:
From Net Investment Income	(0.30)	(0.25)	(0.37)	(0.49)
From Net Realized Gains	—	—	(0.14)	(0.11)

Total Distributions	(0.30)	(0.25)	(0.51)	(0.60)

Net Asset Value, End of Period	$11.12	$10.94	$10.73	$11.05

Ratios and Supplemental Data
Total Return	+4.45%	+4.30%	+1.84%	+9.96%
Net Assets, End of Period (In Millions)	$5	$8	$10	$7
Ratio of Expenses to Average Net Assets before Expense Offsets	1.9%	1.9%	1.8%	1.9%*
Ratio of Expenses to Average Net Assets	1.9%	1.9%	1.8%	1.9%*
Ratio of Net Investment Income (Loss) to Average Net Assets	2.2%	1.9%	3.4%	4.5%*
Portfolio Turnover Rate(c)	401.1%	464.4%	403.7%	496.9%

STRONG ADVISOR BOND FUND — CLASS K

	Year Ended
	Oct. 31, 2004	Oct. 31, 2003	Oct. 31, 2002(d)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$10.93	$10.72	$10.67
Income From Investment Operations:
Net Investment Income (Loss)	0.35	0.34	0.39
Net Realized and Unrealized Gains (Losses) on Investments	0.25	0.24	0.05

Total from Investment Operations	0.60	0.58	0.44
Less Distributions:
From Net Investment Income	(0.41)	(0.37)	(0.39)

Total Distributions	(0.41)	(0.37)	(0.39)

Net Asset Value, End of Period	$11.12	$10.93	$10.72

Ratios and Supplemental Data
Total Return	+5.59%	+5.44%	+4.23%
Net Assets, End of Period (In Millions)	$34	$4	$0	(e)
Ratio of Expenses to Average Net Assets before Expense Offsets	0.9%	1.1%	0.7	%*
Ratio of Expenses to Average Net Assets	0.8%	0.9%	0.7	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	3.3%	3.0%	4.4	%*
Portfolio Turnover Rate(c)	401.1%	464.4%	403.7%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from November 30, 2000 (commencement of class) to October 31, 2001.
(c)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	For the period from December 31, 2001 (commencement of class) to October 31, 2002.
(e)	Amount is less than $500,000.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR BOND FUND — CLASS Z

	Year Ended
	Oct. 31, 2004	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$10.94	$10.73	$11.05	$10.67	$10.69
Income From Investment Operations:
Net Investment Income (Loss)	0.25	0.29	0.45	0.66	0.47
Net Realized and Unrealized Gains (Losses) on Investments	0.27	0.25	(0.18)	0.49	0.28

Total from Investment Operations	0.52	0.54	0.27	1.15	0.75
Less Distributions:
From Net Investment Income	(0.34)	(0.33)	(0.45)	(0.66)	(0.77)
From Net Realized Gains	—	—	(0.14)	(0.11)	—

Total Distributions	(0.34)	(0.33)	(0.59)	(0.77)	(0.77)

Net Asset Value, End of Period	$11.12	$10.94	$10.73	$11.05	$10.67

Ratios and Supplemental Data
Total Return	+4.80%	+5.02%	+2.61%	+11.15%	+7.26%
Net Assets, End of Period (In Millions)	$18	$86	$110	$82	$26
Ratio of Expenses to Average Net Assets before Expense Offsets	1.5%	1.2%	1.1%	0.8%	0.7%
Ratio of Expenses to Average Net Assets	1.4%	1.2%	1.1%	0.8%	0.7%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.5%	2.6%	4.1%	6.0%	(2.9)%
Portfolio Turnover Rate(b)	401.1%	464.4%	403.7%	496.9%	448.6%

STRONG ADVISOR BOND FUND — INSTITUTIONAL CLASS

	Year Ended
	Oct. 31, 2004	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$10.93	$10.72	$11.04	$10.65	$10.67
Income From Investment Operations:
Net Investment Income (Loss)	0.40	0.38	0.53	0.72	0.82
Net Realized and Unrealized Gains (Losses) on Investments	0.23	0.25	(0.18)	0.49	(0.03)

Total from Investment Operations	0.63	0.63	0.35	1.21	0.79
Less Distributions:
From Net Investment Income	(0.45)	(0.42)	(0.53)	(0.71)	(0.81)
From Net Realized Gains	—	—	(0.14)	(0.11)	—

Total Distributions	(0.45)	(0.42)	(0.67)	(0.82)	(0.81)

Net Asset Value, End of Period	$11.11	$10.93	$10.72	$11.04	$10.65

Ratios and Supplemental Data
Total Return	+5.93%	+5.90%	+3.37%	+11.78%	+7.66%
Net Assets, End of Period (In Millions)	$129	$182	$267	$365	$261
Ratio of Expenses to Average Net Assets before Expense Offsets	0.4%	0.4%	0.3%	0.3%	0.4%
Ratio of Expenses to Average Net Assets	0.4%	0.4%	0.3%	0.3%	0.4%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.6%	3.5%	5.0%	6.5%	7.7%
Portfolio Turnover Rate(b)	401.1%	464.4%	403.7%	496.9%	448.6%

(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR MUNICIPAL BOND FUND — CLASS A

	Year Ended
	Oct. 31, 2004	Oct. 31, 2003(b)	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$8.53	$8.55	$8.19	$8.18	$7.79
Income From Investment Operations:
Net Investment Income (Loss)	0.35	0.30	0.36	0.37	0.38
Net Realized and Unrealized Gains (Losses) on Investments	0.12	(0.02)	0.36	—	0.39

Total from Investment Operations	0.47	0.28	0.72	0.37	0.77
Less Distributions:
From Net Investment Income	(0.35)	(0.30)	(0.36)	(0.36)	(0.38)
From Net Realized Gains	(0.04)	—	—	—	—

Total Distributions	(0.39)	(0.30)	(0.36)	(0.36)	(0.38)

Net Asset Value, End of Period	$8.61	$8.53	$8.55	$8.19	$8.18

Ratios and Supplemental Data
Total Return	+5.67%	+3.28%	+9.01%	+4.65%	+10.10%
Net Assets, End of Period (In Millions)	$150	$170	$197	$168	$166
Ratio of Expenses to Average Net Assets before Expense Offsets	1.2%	1.2%*	1.2%	1.3%	1.3%
Ratio of Expenses to Average Net Assets	1.2%	1.2%*	1.2%	1.3%	1.3%
Ratio of Net Investment Income (Loss) to Average Net Assets	4.1%	4.2%*	4.3%	4.5%	4.8%
Portfolio Turnover Rate(c)	66.8%	73.6%	26.3%	34.9%	17.5%

STRONG ADVISOR MUNICIPAL BOND FUND — CLASS B
	Year Ended
	Oct. 31, 2004	Oct. 31, 2003(b)	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$8.49	$8.55	$8.19	$8.18	$7.79
Income From Investment Operations:
Net Investment Income (Loss)	0.28	0.24	0.30	0.31	0.32
Net Realized and Unrealized Gains (Losses) on Investments	0.12	(0.05)	0.37	0.01	0.39

Total from Investment Operations	0.40	0.19	0.67	0.32	0.71
Less Distributions:
From Net Investment Income	(0.28)	(0.25)	(0.31)	(0.31)	(0.32)
From Net Realized Gains	(0.04)	—	—	—	—

Total Distributions	(0.32)	(0.25)	(0.31)	(0.31)	(0.32)

Net Asset Value, End of Period	$8.57	$8.49	$8.55	$8.19	$8.18

Ratios and Supplemental Data
Total Return	+4.88%	+2.45%	+8.26%	+3.92%	+9.32%
Net Assets, End of Period (In Millions)	$27	$41	$29	$31	$40
Ratio of Expenses to Average Net Assets before Expense Offsets	2.0%	1.9%*	1.9%	2.0%	2.0%
Ratio of Expenses to Average Net Assets	1.9%	1.9%*	1.9%	2.0%	2.0%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.4%	3.4%*	3.6%	3.8%	4.0%
Portfolio Turnover Rate(c)	66.8%	73.6%	26.3%	34.9%	17.5%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	In 2003, the Fund changed its fiscal year-end from December to October.
(c)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR MUNICIPAL BOND FUND — CLASS C

	Year Ended
	Oct. 31, 2004	Oct. 31, 2003(b)	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$8.52	$8.54	$8.19	$8.18	$7.79
Income From Investment Operations:
Net Investment Income (Loss)	0.29	0.24	0.31	0.31	0.32
Net Realized and Unrealized Gains (Losses) on Investments	0.12	(0.01)	0.35	0.01	0.39

Total from Investment Operations	0.41	0.23	0.66	0.32	0.71
Less Distributions:
From Net Investment Income	(0.29)	(0.25)	(0.31)	(0.31)	(0.32)
From Net Realized Gains	(0.04)	—	—	—	—

Total Distributions	(0.33)	(0.25)	(0.31)	(0.31)	(0.32)

Net Asset Value, End of Period	$8.60	$8.52	$8.54	$8.19	$8.18

Ratios and Supplemental Data
Total Return	+4.88%	+2.67%	+8.14%	+3.92%	+9.32%
Net Assets, End of Period (In Millions)	$2	$3	$4	$3	$2
Ratio of Expenses to Average Net Assets before Expense Offsets	2.0%	2.0%*	1.9%	2.0%	2.0%
Ratio of Expenses to Average Net Assets	1.9%	1.9%*	1.9%	2.0%	2.0%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.4%	3.4%*	3.6%	3.7%	4.0%
Portfolio Turnover Rate(c)	66.8%	73.6%	26.3%	34.9%	17.5%

STRONG ADVISOR MUNICIPAL BOND FUND — INSTITUTIONAL CLASS

	Year Ended
	Oct. 31, 2004	Oct. 31, 2003(b)	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$8.50	$8.52	$8.17	$8.16	$7.77
Income From Investment Operations:
Net Investment Income (Loss)	0.41	0.34	0.42	0.38	0.39
Net Realized and Unrealized Gains (Losses) on Investments	0.12	(0.02)	0.32	0.02	0.40

Total from Investment Operations	0.53	0.32	0.74	0.40	0.79
Less Distributions:
From Net Investment Income	(0.41)	(0.34)	(0.39)	(0.39)	(0.40)
From Net Realized Gains	(0.04)	—	—	—	—

Total Distributions	(0.45)	(0.34)	(0.39)	(0.39)	(0.40)

Net Asset Value, End of Period	$8.58	$8.50	$8.52	$8.17	$8.16

Ratios and Supplemental Data
Total Return	+6.41%	+3.78%	+9.24%	+4.97%	+10.44%
Net Assets, End of Period (In Millions)	$19	$21	$24	$6	$8
Ratio of Expenses to Average Net Assets before Expense Offsets	0.5%	0.6%*	0.9%	1.0%	1.0%
Ratio of Expenses to Average Net Assets	0.5%	0.6%*	0.9%	1.0%	1.0%
Ratio of Net Investment Income (Loss) to Average Net Assets	4.8%	4.7%*	4.6%	4.8%	5.1%
Portfolio Turnover Rate(c)	66.8%	73.6%	26.3%	34.9%	17.5%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	In 2003, the Fund changed its fiscal year-end from December to October.
(c)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR SHORT DURATION BOND FUND — CLASS A

	Year Ended
	Oct. 31, 2004	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$9.83	$9.90	$10.24	$10.10
Income From Investment Operations:
Net Investment Income (Loss)	0.15	0.18 (c)	0.35 (c)	0.52
Net Realized and Unrealized Gains (Losses) on Investments	(0.02)	0.06	(0.34)	0.16

Total from Investment Operations	0.13	0.24	0.01	0.68
Less Distributions:
From Net Investment Income	(0.25)	(0.31)	(0.35)	(0.54)

Total Distributions	(0.25)	(0.31)	(0.35)	(0.54)

Net Asset Value, End of Period	$9.71	$9.83	$9.90	$10.24

Ratios and Supplemental Data
Total Return	+1.35%	+2.45%	+0.15%	+6.90%
Net Assets, End of Period (In Millions)	$19	$31	$22	$10
Ratio of Expenses to Average Net Assets before Expense Offsets	1.3%	1.3%	1.3%	1.5%*
Ratio of Expenses to Average Net Assets	1.1%	1.1%	1.1%	1.1%*
Ratio of Net Investment Income (Loss) to Average Net Assets	1.7%	1.8%	3.5%	4.6%*
Portfolio Turnover Rate(d)	27.5%	89.7%	204.0%	220.8%

STRONG ADVISOR SHORT DURATION BOND FUND — CLASS B

	Year Ended
	Oct. 31, 2004	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$9.81	$9.88	$10.22	$10.10
Income From Investment Operations:
Net Investment Income (Loss)	0.07	0.09 (c)	0.26 (c)	0.44
Net Realized and Unrealized Gains (Losses) on Investments	(0.03)	0.06	(0.34)	0.14

Total from Investment Operations	0.04	0.15	(0.08)	0.58
Less Distributions:
From Net Investment Income	(0.17)	(0.22)	(0.26)	(0.46)

Total Distributions	(0.17)	(0.22)	(0.26)	(0.46)

Net Asset Value, End of Period	$9.68	$9.81	$9.88	$10.22

Ratios and Supplemental Data
Total Return	+0.37%	+1.56%	–0.74%	+5.82%
Net Assets, End of Period (In Millions)	$10	$14	$13	$4
Ratio of Expenses to Average Net Assets before Expense Offsets	2.1%	2.1%	2.0%	2.4%*
Ratio of Expenses to Average Net Assets	2.0%	2.0%	2.0%	2.2%*
Ratio of Net Investment Income (Loss) to Average Net Assets	0.8%	0.9%	2.5%	3.6%*
Portfolio Turnover Rate(d)	27.5%	89.7%	204.0%	220.8%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from November 30, 2000 (commencement of class) to October 31, 2001.
(c)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(d)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR SHORT DURATION BOND FUND — CLASS C

	Year Ended
	Oct. 31, 2004	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$9.83	$9.90	$10.23	$10.10
Income From Investment Operations:
Net Investment Income (Loss)	0.06	0.10 (c)	0.26 (c)	0.44
Net Realized and Unrealized Gains (Losses) on Investments	(0.02)	0.05	(0.32)	0.15

Total from Investment Operations	0.04	0.15	(0.06)	0.59
Less Distributions:
From Net Investment Income	(0.17)	(0.22)	(0.27)	(0.46)

Total Distributions	(0.17)	(0.22)	(0.27)	(0.46)

Net Asset Value, End of Period	$9.70	$9.83	$9.90	$10.23

Ratios and Supplemental Data
Total Return	+0.37%	+1.56%	–0.63%	+5.90%
Net Assets, End of Period (In Millions)	$10	$16	$9	$3
Ratio of Expenses to Average Net Assets before Expense Offsets	2.1%	2.0%	2.0%	2.3%*
Ratio of Expenses to Average Net Assets	2.0%	2.0%	2.0%	2.0%*
Ratio of Net Investment Income (Loss) to Average Net Assets	0.8%	0.9%	2.5%	3.6%*
Portfolio Turnover Rate(d)	27.5%	89.7%	204.0%	220.8%

STRONG ADVISOR SHORT DURATION BOND FUND — CLASS Z

	Year Ended
	Oct. 31, 2004	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$9.80	$9.86	$10.19	$10.14	$10.21
Income From Investment Operations:
Net Investment Income (Loss)	0.15	0.18 (c)	0.35 (c)	0.54	0.56
Net Realized and Unrealized Gains (Losses) on Investments	(0.03)	0.08	(0.34)	0.14	0.02

Total from Investment Operations	0.12	0.26	0.01	0.68	0.58
Less Distributions:
From Net Investment Income	(0.25)	(0.32)	(0.34)	(0.63)	(0.65)

Total Distributions	(0.25)	(0.32)	(0.34)	(0.63)	(0.65)

Net Asset Value, End of Period	$9.67	$9.80	$9.86	$10.19	$10.14

Ratios and Supplemental Data
Total Return	+1.25%	+2.62%	+0.15%	+6.84%	+5.83%
Net Assets, End of Period (In Millions)	$16	$27	$30	$47	$51
Ratio of Expenses to Average Net Assets before Expense Offsets	1.2%	1.1%	1.2%	1.2%	1.1%
Ratio of Expenses to Average Net Assets	1.1%	1.1%	1.2%	1.2%	1.1%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.7%	1.9%	3.5%	5.3%	5.6%
Portfolio Turnover Rate(d)	27.5%	89.7%	204.0%	220.8%	59.3%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from November 30, 2000 (commencement of class) to October 31, 2001.
(c)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(d)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR STRATEGIC INCOME FUND — CLASS A

	Year Ended
	Oct. 31, 2004	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$9.90	$7.67	$9.53	$10.00
Income From Investment Operations:
Net Investment Income (Loss)	0.71	0.70	0.96	1.14
Net Realized and Unrealized Gains (Losses) on Investments	0.51	2.22	(1.64)	(0.47)

Total from Investment Operations	1.22	2.92	(0.68)	0.67
Less Distributions:
From Net Investment Income	(0.71)	(0.69)	(0.97)	(1.14)
From Net Realized Gains	—	—	(0.21)	—

Total Distributions	(0.71)	(0.69)	(1.18)	(1.14)

Net Asset Value, End of Period	$10.41	$9.90	$7.67	$9.53

Ratios and Supplemental Data
Total Return	+12.70%	+39.38%	–8.35%	+6.04%
Net Assets, End of Period (In Millions)	$14	$11	$8	$6
Ratio of Expenses to Average Net Assets before Expense Offsets	1.5%	1.6%	1.6%	3.9%*
Ratio of Expenses to Average Net Assets	1.1%	1.1%	1.1%	1.1%*
Ratio of Net Investment Income (Loss) to Average Net Assets	6.9%	7.8%	10.6%	12.1%*
Portfolio Turnover Rate(c)	141.0%	155.1%	234.7%	423.5%

STRONG ADVISOR STRATEGIC INCOME FUND — CLASS B

	Year Ended
	Oct. 31, 2004	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$9.90	$7.68	$9.53	$10.00
Income From Investment Operations:
Net Investment Income (Loss)	0.59	0.59	0.84	1.02
Net Realized and Unrealized Gains (Losses) on Investments	0.52	2.21	(1.63)	(0.47)

Total from Investment Operations	1.11	2.80	(0.79)	0.55
Less Distributions:
From Net Investment Income	(0.59)	(0.58)	(0.85)	(1.02)
From Net Realized Gains	—	—	(0.21)	—

Total Distributions	(0.59)	(0.58)	(1.06)	(1.02)

Net Asset Value, End of Period	$10.42	$9.90	$7.68	$9.53

Ratios and Supplemental Data
Total Return	+11.55%	+37.55%	–9.44%	+4.87%
Net Assets, End of Period (In Millions)	$10	$9	$4	$2
Ratio of Expenses to Average Net Assets before Expense Offsets	2.3%	2.4%	2.4%	4.0%*
Ratio of Expenses to Average Net Assets	2.3%	2.4%	2.4%	2.4%*
Ratio of Net Investment Income (Loss) to Average Net Assets	5.8%	6.4%	9.1%	10.9%*
Portfolio Turnover Rate(c)	141.0%	155.1%	234.7%	423.5%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from November 30, 2000 (commencement of class) to October 31, 2001.
(c)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR STRATEGIC INCOME FUND — CLASS C

	Year Ended
	Oct. 31, 2004	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001(b)

Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$9.89	$7.66	$9.52	$10.00
Income From Investment Operations:
Net Investment Income (Loss)	0.59	0.59	0.84	1.02
Net Realized and Unrealized Gains (Losses) on Investments	0.51	2.22	(1.63)	(0.48)

Total from Investment Operations	1.10	2.81	(0.79)	0.54
Less Distributions:
From Net Investment Income	(0.59)	(0.58)	(0.86)	(1.02)
From Net Realized Gains	—	—	(0.21)	—

Total Distributions	(0.59)	(0.58)	(1.07)	(1.02)

Net Asset Value, End of Period	$10.40	$9.89	$7.66	$9.52

Ratios and Supplemental Data
Total Return	+11.40%	+37.73%	–9.56%	+4.77%
Net Assets, End of Period (In Millions)	$5	$6	$5	$2
Ratio of Expenses to Average Net Assets before Expense Offsets	2.3%	2.4%	2.4%	4.1%*
Ratio of Expenses to Average Net Assets	2.3%	2.4%	2.4%	2.4%*
Ratio of Net Investment Income (Loss) to Average Net Assets	5.8%	6.6%	9.0%	10.9%*
Portfolio Turnover Rate(c)	141.0%	155.1%	234.7%	423.5%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from November 30, 2000 (commencement of class) to October 31, 2001.
(c)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2004

1.	Organization

The accompanying financial statements represent the following Strong Advisor Income Funds (the “Funds”), each with its own investment objectives and policies:

•	Strong Advisor Bond Fund (a series fund of Strong Income Funds II, Inc.)

•	Strong Advisor Municipal Bond Fund (a series fund of Strong Income Funds, Inc.)

•	Strong Advisor Short Duration Bond Fund (a series fund of Strong Short-Term Global Bond Fund, Inc.)

•	Strong Advisor Strategic Income Fund (a series fund of Strong Short-Term Global Bond Fund, Inc.)

Each Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”).

Strong Advisor Bond Fund offers Class A, B, C, K, Z, and Institutional Class shares. Strong Advisor Municipal Bond Fund offers Class A, B, C, and Institutional Class shares. Strong Advisor Short Duration Bond Fund offers Class A, B, C, and Z shares. Strong Advisor Strategic Income Fund offers Class A, B, and C shares. All classes of shares differ principally in their respective administration, transfer agent, and distribution expenses and sales charges, if any. All classes of shares have identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

Class A, B, and C shares are available only through financial professionals. Class K shares are primarily available through retirement plans. Class Z shares are available to certain investors and investment professionals who owned Investor Class shares of the Fund on November 30, 2000 and to certain other investors as set forth in the Funds’ prospectuses. Institutional Class shares are generally available to investors that meet certain higher initial investment minimums.

Effective March 7, 2003, Strong Advisor Municipal Bond Fund, a newly created series, acquired, through a non-taxable exchange, substantially all of the net assets of State Street Research Tax-Exempt Fund (“State Street Fund”), a series of State Street Research Tax-Exempt Trust. Strong Advisor Municipal Bond Fund issued 32,180,918 shares valued at $277,624,037 in exchange for the net assets of State Street Fund. Class A, Class B, Class C and Institutional Class shares of the Strong Advisor Municipal Bond Fund were issued to the Class A, Class B and B(1), Class C and Class S shareholders, respectively, of State Street Fund. Strong Advisor Municipal Bond Fund, as a result of the merger, is the surviving entity, while for financial reporting purposes the historical operations and performance of State Street Fund are retained. Certain reclassifications have been made to the prior year State Street Fund financial statements in order to conform to the current year presentations. The fiscal year-end of the State Street Fund was December 31. The fiscal year end of the Strong Advisor Municipal Bond Fund is October 31.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

(A)	Security Valuation — Debt securities of the Funds are generally valued each business day at the official closing price (if published) and, if no official closing price is published, at its last sales price, or the mean of the bid and asked prices when no last sales price is available, or are valued through an independent commercial pricing service that utilizes matrix pricing and/or pricing models to derive a price for normal, institutional-sized trading units of debt securities and non-rated or thinly traded securities when their pricing models are believed to more accurately reflect the fair market value for such securities. Different pricing services may use differing pricing methodologies. In addition, the price evaluation made by a pricing service is not a guaranty that an individual security held by the Fund can be sold for that particular price at any particular time. Equity securities of the Funds traded on a national securities exchange are valued each business day at the last sales price. Equity securities traded on the NASDAQ Stock Market are valued each business day using the NASDAQ Official Closing Price (“NOCP”). Exchange-traded securities for which there were no transactions and NASDAQ-traded securities for which there is no NOCP are valued at the mean of the bid and ask prices. Securities for which market quotations are not readily available are fair valued as determined in good faith under the general supervision of the Board of Directors. Occasionally, events affecting the value of foreign investments and exchange rates occur between the time at which those items are determined and the close of trading on the New York Stock Exchange. Such events would not normally be reflected in a calculation of the Funds’ net asset values on that day. If events that materially affect the value of the Funds’ foreign investments or the foreign currency exchange rates occur during such period, the investments will be fair valued as determined in good faith under the general supervision of the Board of Directors. Securities that are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

The Funds may own certain securities that are restricted as to resale. Restricted securities include Section 4(2) commercial paper, securities issued in a private placement, or securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933. Restricted securities may be determined to be liquid or illiquid. Securities are deemed illiquid based upon guidelines established by the Funds’ Board of Directors. Illiquid securities are valued after giving due consideration to pertinent factors, such as recent private sales, market conditions, and the issuer’s financial performance. The aggregate cost and fair value of restricted securities held at October 31, 2004, that are deemed illiquid, are as follows:

	Aggregate Cost	Aggregate Fair Value	Percent of Net Assets
Strong Advisor Bond Fund	$1,993,757	$1,978,697	0.9%

The Funds may invest a portion of their assets in medium- and lower-quality bonds, including high-yield bonds. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there is no established retail secondary market for many of these securities. The lack of a liquid secondary market for certain securities may make it more difficult for the Funds to obtain accurate market quotations for purposes of valuing the Funds’ portfolio. Market quotations are generally available on many lower-quality and comparable unrated securities from a limited number of dealers and such bids may not necessarily represent firm bids of such dealers or prices which could be derived from actual sales of such securities. During periods of thin or inactive trading in such securities, the spread between bid and asked prices is likely to increase significantly, making the pricing of the securities less reliable. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.

At times, a thin trading market may exist and, as a result, the Funds may have difficulty disposing of certain lower-quality and comparable unrated securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of these securities. As a result of such limited liquidity, each Fund’s net asset value and its ability to dispose of these types of securities at their current market values when necessary to meet the Fund’s investment objectives and liquidity needs may be adversely impacted.

(B)	Federal Income and Excise Taxes and Distributions to Shareholders — The Funds intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is recorded.

Undistributed income or net realized gains for financial statement purposes may differ from what is determined for federal income tax purposes due to differences in the timing, recognition, and characterization of income, expense, and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

Each Fund generally pays dividends from net investment income monthly and distributes net realized capital gains, if any, at least annually. Dividends are declared on each day that the net asset value is calculated, except for bank holidays.

(C)	Realized Gains and Losses on Investment Transactions — Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

(D)	Certain Investment Risks — The Funds may utilize derivative instruments including options, futures, swaps, and other instruments with similar characteristics to the extent that they are consistent with the Funds’ investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect itself from adverse movements in securities’ prices, foreign currencies, or interest rates. The use of these instruments involves certain risks, including the possibility that the future value of the underlying assets or indices fluctuate (in the case of futures and options), the derivative becomes illiquid, an imperfect correlation arises between the value of the derivative and the underlying assets or indices, or that the counterparty fails to perform its obligations when due. Investments in foreign-denominated assets or forward currency contracts may involve greater risks than domestic investments such as foreign-related risks created by currency rate fluctuations, foreign political and economic instability, foreign financial reporting standards and taxes, and foreign securities markets and issuer regulation. Foreign securities may be less liquid than domestic securities.

(E)	Futures — Upon entering into a futures contract, the Funds segregate cash and/or other liquid investments equal to the minimum “initial margin” requirements of the exchange and the futures commission merchant or broker. Each Fund designates liquid securities as collateral on open futures contracts. During the term of the futures contract, the Funds also receive credit from, or pay to, the futures commission merchant or broker an amount of cash or liquid assets equal to the daily

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2004

fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin” and are recorded as unrealized gains or losses by the Funds. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the futures contract at the time it was opened and the value at the time it was closed.

(F)	Written Options — The Funds may write put or call options. Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability that is subsequently adjusted daily to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses by the Funds. When a written option is closed, expired, or exercised, the Funds realize a gain or loss and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the written option, although any potential loss during the period would be reduced by the amount of the option premium received by the Funds. Each Fund designates liquid securities or cash on its books to cover its financial exposure on open written options contracts.

(G)	Foreign Currency Conversion — Securities and other assets and liabilities initially expressed in foreign currencies are converted daily into U.S. dollars based upon current exchange rates. Purchases and sales of foreign securities and foreign income are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

(H)	Forward Foreign Currency Exchange Contracts — Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(I)	Short Positions — The Funds may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Changes between the amount of the liability and the current market value of the short positions are recorded as unrealized gains or losses. The Funds are liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are an expense of the Fund and are included in Other Expenses in the Statements of Operations. If the Funds sell securities short while also holding the long position in the security, they may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. If the Funds sell securities short when not holding the long position in the security, they will experience a loss if the market price of the security increases between the date of the short sale and the date the security is replaced.

(J)	Repurchase Agreements — The Funds may enter into repurchase agreements with institutions that the Funds’ investment advisor, Strong Capital Management, Inc. (the “Advisor”), has determined are creditworthy. Each repurchase transaction is recorded at cost, which approximates fair value. The Funds require that the collateral, represented by cash and/or securities (primarily U.S. government securities), in a repurchase transaction be maintained in a segregated account under the control of the Funds’ custodial bank in a manner sufficient to enable the Funds to liquidate those securities in the event of a default of the counterparty. On a daily basis, the Funds’ custodial bank monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amounts owed to the Funds under each repurchase agreement.

(K)	Swap Agreements — The Funds may enter into interest rate, credit default, securities index, commodity, currency exchange rate, and other types of swap agreements. The swap agreements are subject to daily pricing procedures. The Funds’ obligation (or rights) under a swap agreement will generally be equal to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement. Generally, the Funds’ obligation under a swap agreement is accrued daily, offset against amounts owed to the Fund. Each Fund designates liquid securities as collateral on open swap agreements and may be required to post collateral to the counterparty.

(L)	Bank Loan Commitments — The Funds may acquire bank term loans under which the Funds obtain rights directly from the borrower. Such loan interests are separately enforceable by the Funds against the borrower and all payments of interest and principal are typically made directly to the Funds from the borrower. In the event that the Funds and other lenders become entitled to take possession of shared collateral, it is anticipated that such collateral would be held in the custody of a collateral bank for their mutual benefit.

(M)	Securities Lending — Strong Advisor Bond Fund, Strong Advisor Short Duration Bond Fund, and Strong Advisor Strategic Income Fund have entered into a Securities Lending Agreement (the “Agreement”) with Deutsche Bank, which was subsequently assumed by State Street Bank and Trust Company. Under the terms of the Agreement, the Funds may lend portfolio securities to qualified institutional borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash and cash equivalents equal to at least 102% of the market value of the aggregate loaned securities, plus accrued interest, and the collateral is marked-to-market daily. Cash collateral received is invested in repurchase agreements, investment funds, government obligations, and/or bank obligations.

At October 31, 2004, Strong Advisor Bond Fund had securities with a market value of $5,556,451 on loan and had received $5,645,889 in collateral (both are included within Investments in the Statements of Assets and Liabilities). Amounts earned as interest on investments of cash collateral, net of rebates and other securities lending expenses, are included in Interest Income in the Statements of Operations. For the year ended October 31, 2004, the securities lending income totaled $31,462 and $945 for Strong Advisor Bond Fund and Strong Advisor Short Duration Bond Fund, respectively.

The three primary risks associated with securities lending are: a borrower defaulting on its obligation to return the securities loaned resulting in a shortfall on the posted collateral; a principal loss arising from the lending agent’s investment of cash collateral; and the inability of the lending Fund to recall a security in time to exercise valuable voting rights or sell the security. In each case, the lending agent has indemnified the Funds for these types of losses.

(N)	Earnings Credit Arrangements — Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian’s fees incurred by certain Funds and are included in Expense Offsets reported in the Funds’ Statements of Operations and in Note 4.

(O)	Expenses — The Funds and other affiliated Strong Funds contract for certain services on a collective basis. The majority of the expenses are directly identifiable to an individual Fund. Expenses that are not readily identifiable to a specific Fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Strong Funds.

(P)	Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

(Q)	Indemnifications — In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses and, for certain distressed securities held by the Fund, the Fund enters into indemnification agreements with the trustees of those securities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of material loss to be remote under any of these indemnification agreements.

(R)	Other — Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative shares outstanding.

3.	Related Party Transactions

The Advisor provides investment advisory and related services to the Funds. Strong Investor Services, Inc. (the “Administrator”), an affiliate of the Advisor, provides administrative, transfer agent, and related services to the Funds. Certain officers are affiliated with the Advisor and the Administrator. Investment advisory and administration fees, which are established by terms of the advisory and administration agreements, are based on the following annualized rates of the average daily net assets of the respective Fund:

	Advisory Fees		Administration Fees
			Class A	Class B	Class C	Class K	Class Z	Institutional Class
Strong Advisor Bond Fund	0.23	%(1)	0.28%	0.28%	0.28%	0.25%	0.28%	0.02%
Strong Advisor Municipal Bond Fund	0.37	%(2)	0.28%	0.28%	0.28%	*	*	0.02%
Strong Advisor Short Duration Bond Fund	0.375	%(3)	0.28%	0.28%	0.28%	*	0.28%	*
Strong Advisor Strategic Income Fund	0.50	%(4)	0.28%	0.28%	0.28%	*	*	*

*	Does not offer share class.
(1)	The investment advisory fees are 0.23% for assets under $4 billion, 0.205% for the next $2 billion assets, and 0.180% for assets $6 billion and above.
(2)	The Investment Advisory fees are 0.37% for assets under $4 billion, 0.345% for the next $2 billion assets, and 0.32% for assets $6 billion and above.
(3)	The Investment Advisory fees are 0.375% for assets under $4 billion, 0.350% for the next $2 billion assets, and 0.325% for assets $6 billion and above.
(4)	The Investment Advisory fees are 0.50% for assets under $4 billion, 0.475% for the next $2 billion assets, and 0.450% for assets $6 billion and above.

The Funds’ Advisor and/or Administrator may voluntarily waive or absorb certain expenses at their discretion. Pursuant to the direction of the Board and certain regulatory settlements, the Advisor has contractually agreed to waive fees and/or absorb

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2004

expenses in the amount of 0.010% for Strong Advisor Bond Fund and 0.033% for Strong Advisor Municipal Bond Fund, Strong Advisor Short Duration Bond Fund and Strong Advisor Strategic Income Fund from May 21, 2004 until May 21, 2005. Transfer agent and related service fees for Class Z shares are paid at an annual rate of $31.50 for each open shareholder account and $4.20 for each closed shareholder account. Transfer Agent and related service fees for each of the Fund’s Class A, B, C, and K shares are paid at an annual rate of 0.20% of the average daily net assets of each respective class. Transfer agent and related service fees for Institutional Class shares are paid at an annual rate of 0.015% of the average daily net assets of the class. Transfer Agent fees are recorded in Shareholder Servicing Costs in the Funds’ Statements of Operations and in Note 4. The Administrator also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Class’ level of subscription and redemption activity. Transfer Agency Banking Charges allocated to the Funds by the Administrator, if any, are included in Other Expenses in the Funds’ Statements of Operations and in Note 4. Transfer Agency Banking Credits allocated by the Administrator, if any, serve to reduce the transfer agency expenses incurred by the Funds and are included in Expense Offsets in the Funds’ Statements of Operations and in Note 4. The Administrator is also compensated for certain other out-of-pocket expenses related to transfer agent services.

The Funds have adopted a Rule 12b-1 distribution and service plan under the 1940 Act on behalf of the Funds’ Class A, B, and C shares. Under the plan, Strong Investments, Inc. (the “Distributor,” and an affiliate of the Advisor) is paid an annual rate of 0.25%, 1.00%, and 1.00% of the average daily net assets of the Class A, B, and C shares, respectively, as compensation for services provided and expenses incurred, including amounts paid to brokers or dealers, in connection with the sale of each Class’ shares. See Note 4.

The Funds’ Class A, B, and C shares have sales charges (loads) charged to shareholders. Strong Advisor Bond Fund, Strong Advisor Municipal Bond Fund, and Strong Advisor Strategic Income Fund’s Class A shares have a maximum 4.50% front-end sales charge. Strong Advisor Short Duration Bond Fund’s Class A shares have a maximum 2.25% front-end sales charge. The Funds’ Class A shares may be subject to a 1.00% contingent deferred sales charge if shares are purchased without an initial sales charge and are redeemed within one year of purchase (usually on purchases of $1,000,000 or more). The Funds’ Class B shares have a maximum 5.00% contingent deferred sales charge. The Funds’ Class C shares have a maximum 1.00% contingent deferred sales charge if the shares are sold within one year of their original purchase date. Certain of these sales charges may be waived in limited circumstances.

For the year ended October 31, 2004, the Distributor received aggregate sales charges from the sale of Class A shares as follows: Strong Advisor Bond Fund $1,527, Strong Advisor Municipal Bond Fund $18,072, Strong Advisor Short Duration Bond Fund $1,043, and Strong Advisor Strategic Income Fund $2,036.

For the year ended October 31, 2004, the Distributor received aggregate contingent deferred sales charges from the redemption of Class A, B, and C shares as follows: Strong Advisor Bond Fund of $63,983, Strong Advisor Municipal Bond Fund $123,618, Strong Advisor Short Duration Bond Fund of $88,381, and Strong Advisor Strategic Income Fund of $33,197. Sales charges are not an expense of the Funds and are not reflected in the financial statements of the Funds. Sales charges may be waived in limited circumstances.

The Funds may invest cash in money market funds managed by the Advisor, subject to certain limitations set by the Fund’s Board of Directors and applicable law.

Certain information regarding related party transactions, excluding the effects of waivers and absorptions, for the year ended October 31, 2004, is as follows:

	Payable to/ (Receivable from) Advisor or Administrator at Oct. 31, 2004	Shareholder Servicing and Other Related Expenses Paid to Administrator	Transfer Agency Banking Charges/(Credits)	Unaffiliated Directors’ and Independent Officers’ Fees
Strong Advisor Bond Fund	$55,066	$533,848	$12,135	$12,072
Strong Advisor Municipal Bond Fund	32,369	396,772	10,941	9,049
Strong Advisor Short Duration Bond Fund	12,053	147,009	1,388	3,258
Strong Advisor Strategic Income Fund	5,259	54,493	167	1,695

4.	Expenses and Expense Offsets

For the year ended October 31, 2004, the class specific expenses are as follows:

	Administrative Fees	Shareholder Servicing Costs	Reports to Shareholders	12b-1 Fees	Other
Strong Advisor Bond Fund
Class A	$48,717	$35,435	$7,103	$43,497	$177
Class B	31,540	23,801	2,701	112,642	76
Class C	17,552	13,247	3,295	62,686	180
Class K	51,341	41,076	16,671	—	824
Class Z	158,440	397,332	75,288	—	2,810
Institutional Class	29,036	22,499	92,626	—	8,528
Strong Advisor Municipal Bond Fund
Class A	449,418	322,916	26,984	401,266	8,444
Class B	90,959	65,597	7,969	324,854	1,976
Class C	6,572	4,797	636	23,471	22
Institutional Class	4,058	3,435	3,999	—	535
Strong Advisor Short Duration Bond Fund
Class A	62,185	45,181	8,190	55,522	207
Class B	32,773	24,727	7,686	117,048	82
Class C	36,509	27,189	6,068	130,389	1,078
Class Z	55,091	48,909	14,269	—	1,024
Strong Advisor Strategic Income Fund
Class A	33,279	24,060	2,757	29,714	68
Class B	26,101	19,194	3,709	93,216	52
Class C	14,981	11,236	4,119	53,504	47

For the year ended October 31, 2004, the expense offsets are as follows:

	Expense Waivers and Absorptions	Transfer Agency Banking Credits	Earnings Credits
Strong Advisor Bond Fund
Class A	$(1,244)	$—	$—
Class B	(908)	—	—
Class C	(484)	—	—
Class K	(617)	—	—
Class Z	(2,064)	—	—
Institutional Class	(1,257)	—	—
Fund Level	(49,943)	—	(1,842)
Strong Advisor Municipal Bond Fund
Class A	(1,211)	—	—
Class B	(579)	—	—
Class C	(75)	(10)	—
Institutional Class	(106)	—	—
Fund Level	(64,882)	—	(582)
Strong Advisor Short Duration Bond Fund
Class A	(39,456)	—	—
Class B	(11,295)	—	—
Class C	(11,027)	—	—
Class Z	(1,111)	—	—
Fund Level	(19,153)	—	(95)
Strong Advisor Strategic Income Fund
Class A	(44,750)	—	—
Class B	(501)	—	—
Class C	(361)	—	—
Fund Level	(7,934)	—	(460)

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2004

5.	Line of Credit

The Strong Funds have established a line of credit agreement (“LOC”) with certain financial institutions, which expires June 30, 2005, to be used for temporary or emergency purposes. Combined borrowings among all participating Strong Funds are subject to a $200 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund’s total assets or any explicit borrowing limits in the Fund’s registration statement. The principal amount of each borrowing under the LOC is due not more than 45 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds based on their net asset values. The Funds had no borrowings under the LOC during the period.

6.	Investment Transactions

The aggregate purchases and sales of long-term securities during the year ended October 31, 2004, are as follows:

	Purchases		Sales
	U.S. Government and Agency	Other	U.S. Government and Agency	Other
Strong Advisor Bond Fund	$1,078,496,077	$146,270,963	$1,177,122,595	$180,177,660
Strong Advisor Municipal Bond Fund	—	141,735,400	—	179,187,134
Strong Advisor Short Duration Bond Fund	4,112,566	13,462,651	17,910,976	36,412,971
Strong Advisor Strategic Income Fund	—	36,235,707	—	37,006,856

7.	Income Tax Information

The following information for the Funds is presented on an income tax basis as of October 31, 2004:

	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) on Investments	Distributable Ordinary Income	Distributable Long-Term Capital Gains
Strong Advisor Bond Fund	$245,254,112	$7,618,253	$(118,144)	$7,500,109	$5,079	$—
Strong Advisor Municipal Bond Fund	178,859,910	21,851,260	(110,443)	21,740,817	801,660	2,704,401
Strong Advisor Short Duration Bond Fund	54,316,162	771,456	(185,748)	585,708	5,464	—
Strong Advisor Strategic Income Fund	26,534,896	1,932,565	(442,135)	1,490,430	2,051	—

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

The tax components of dividends paid during the years ended October 31, 2004 and 2003 and capital loss carryovers (expiring in varying amounts through 2012) as of October 31, 2004, are:

	2004 Income Tax Information				2003 Income Tax Information
	Ordinary Income Distributions	Exempt- Interest Distributions	Long-Term Capital Gains Distributions	Net Capital Loss Carryovers	Ordinary Income Distributions	Exempt- Interest Distributions	Long-Term Capital Gains Distributions
Strong Advisor Bond Fund	$9,552,659	$—	$—	$(1,517,979)	$13,206,084	$—	$—
Strong Advisor Municipal Bond Fund	107,924	8,755,298	973,538	—	—	—	—
Strong Advisor Short Duration Bond Fund	1,493,550	—	—	(8,240,283)	2,436,074	—	—
Strong Advisor Strategic Income Fund	1,681,635	—	—	(448,016)	1,430,031	—	—

For corporate shareholders in the Funds, the percentage of dividend income distributed for the year ended October 31, 2004, which is designated as qualifying for the dividends-received deduction, is as follows (unaudited): Strong Advisor Bond Fund 0.0%, Strong Advisor Municipal Bond Fund 0.0%, Strong Advisor Short Duration Bond Fund 0.0%, and Strong Advisor Strategic Income Fund 2.7%.

For shareholders in the Funds, the percentages of dividend income distributed for the year ended October 31, 2004, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, is as follows: Strong Advisor Bond Fund 0.0%, Strong Advisor Municipal Bond Fund 0.0%, Strong Advisor Short Duration Bond Fund 0.0%, and Strong Advisor Strategic Income Fund 3.4%.

Strong Advisor Bond Fund and Strong Advisor Strategic Income Fund utilized $4,427,256 and $1,470,801 respectively, of their capital loss carryovers during the year ended October 31, 2004.

8.	Capital Share Transactions

	Strong Advisor Bond Fund
	Year Ended Oct. 31, 2004	Year Ended Oct. 31, 2003
Capital Share Transactions of Each Class of Shares of the Fund Were as Follows:

CLASS A
Proceeds from Shares Sold	$2,794,076	$37,514,483
Proceeds from Reinvestment of Distributions	571,354	655,516
Payment for Shares Redeemed	(11,527,365)	(39,220,755)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(8,161,935)	(1,050,756)

CLASS B
Proceeds from Shares Sold	426,306	4,102,222
Proceeds from Reinvestment of Distributions	213,684	232,518
Payment for Shares Redeemed	(3,838,521)	(4,884,504)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(3,198,531)	(549,764)

CLASS C
Proceeds from Shares Sold	341,932	2,907,400
Proceeds from Reinvestment of Distributions	116,847	137,049
Payment for Shares Redeemed	(3,633,489)	(5,163,836)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(3,174,710)	(2,119,387)

CLASS K
Proceeds from Shares Sold	33,687,651	3,843,476
Proceeds from Reinvestment of Distributions	698,132	22,002
Payment for Shares Redeemed	(4,299,621)	(247,507)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	30,086,162	3,617,971

CLASS Z
Proceeds from Shares Sold	10,334,855	24,792,319
Proceeds from Reinvestment of Distributions	1,867,933	2,927,419
Payment for Shares Redeemed	(80,232,222)	(54,578,273)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(68,029,434)	(26,858,535)

INSTITUTIONAL CLASS
Proceeds from Shares Sold	28,446,720	73,540,694
Proceeds from Reinvestment of Distributions	3,630,719	6,537,620
Payment for Shares Redeemed	(87,092,399)	(171,981,882)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(55,014,960)	(91,903,568)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(107,493,408)	$(118,864,039)

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2004

	Strong Advisor Bond Fund
	Year Ended Oct. 31, 2004	Year Ended Oct. 31, 2003
Transactions in Shares of Each Class of the Fund Were as Follows:

CLASS A
Sold	253,535	3,425,298
Issued in Reinvestment of Distributions	52,015	59,897
Redeemed	(1,046,962)	(3,579,826)

Net Increase (Decrease) in Shares	(741,412)	(94,631)

CLASS B
Sold	38,765	376,281
Issued in Reinvestment of Distributions	19,451	21,238
Redeemed	(349,353)	(446,155)

Net Increase (Decrease) in Shares	(291,137)	(48,636)

CLASS C
Sold	31,065	265,935
Issued in Reinvestment of Distributions	10,639	12,520
Redeemed	(330,359)	(471,560)

Net Increase (Decrease) in Shares	(288,655)	(193,105)

CLASS K
Sold	3,072,879	346,125
Issued in Reinvestment of Distributions	63,671	2,024
Redeemed	(394,354)	(22,679)

Net Increase (Decrease) in Shares	2,742,196	325,470

CLASS Z
Sold	938,812	2,269,544
Issued in Reinvestment of Distributions	170,015	267,612
Redeemed	(7,300,891)	(4,961,895)

Net Increase (Decrease) in Shares	(6,192,064)	(2,424,739)

INSTITUTIONAL CLASS
Sold	2,589,145	6,754,062
Issued in Reinvestment of Distributions	330,659	598,218
Redeemed	(7,898,084)	(15,693,911)

Net Increase (Decrease) in Shares	(4,978,280)	(8,341,631)

	Strong Advisor Municipal Bond Fund
	Year Ended Oct. 31, 2004	Period Ended Oct. 31, 2003	Year Ended Dec. 31, 2002
	(Note 1)
Capital Share Transactions of Each Class of Shares of the Fund Were as Follows:

CLASS A
Proceeds from Shares Sold	$10,530,973	$56,490,488	$90,997,778
Issued in connection with acquisition of New York Tax-Free Fund*	—	—	19,185,901
Proceeds from Reinvestment of Distributions	5,776,542	4,917,492	6,193,137
Payment for Shares Redeemed	(37,631,051)	(87,993,914)	(97,497,959)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(21,323,536)	(26,585,934)	18,878,857

CLASS B1
Proceeds from Shares Sold	—	1,603,129	9,241,414
Issued in connection with acquisition of New York Tax-Free Fund*	—	—	4,361,897
Proceeds from Reinvestment of Distributions	—	182,256	659,245
Payment for Shares Redeemed	—	(1,445,633)	(4,880,564)
Transfer out to Class B	—	(26,976,183)	—

Net Increase (Decrease) in Net Assets from Capital Share Transactions	—	(26,636,431)	9,381,992

CLASS B
Proceeds from Shares Sold	782,047	547,131	1,906,968
Issued in connection with acquisition of New York Tax-Free Fund*	—	—	8,113,605
Proceeds from Reinvestment of Distributions	992,694	906,187	854,859
Payment for Shares Redeemed	(15,963,369)	(17,113,027)	(14,006,572)
Transfer in from Class B1	—	26,976,183	—

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(14,188,628)	11,316,474	(3,131,140)

CLASS C
Proceeds from Shares Sold	18,687	298,865	1,291,797
Issued in connection with acquisition of New York Tax-Free Fund*	—	—	902,315
Proceeds from Reinvestment of Distributions	47,123	55,354	75,958
Payment for Shares Redeemed	(754,167)	(1,635,893)	(905,204)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(688,357)	(1,281,674)	1,364,866

INSTITUTIONAL CLASS
Proceeds from Shares Sold	96,982	192,890	848,570
Issued in connection with acquisition of New York Tax-Free Fund*	—	—	18,400,691
Proceeds from Reinvestment of Distributions	821,925	674,025	733,714
Payment for Shares Redeemed	(3,235,497)	(3,692,026)	(2,631,566)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(2,316,590)	(2,825,111)	17,351,409

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(38,517,111)	$(46,012,676)	$43,845,984

*	New York Tax-Free Fund merged with State Street Fund on 2/12/02.

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2004

	Strong Advisor Municipal Bond Fund
	Year Ended Oct. 31, 2004	Period Ended Oct. 31, 2003	Year Ended Dec. 31, 2002
	(Note 1)
Transactions in Shares of Each Class of the Fund Were as Follows:

CLASS A
Sold	1,232,565	6,622,405	10,870,943
Issued in connection with acquisition of New York Tax-Free Fund*	—	—	2,299,143
Issued in Reinvestment of Distributions	678,099	574,758	737,761
Redeemed	(4,421,666)	(10,300,951)	(11,304,657)

Net Increase (Decrease) in Shares	(2,511,002)	(3,103,788)	2,603,190

CLASS B1
Sold	—	188,890	1,104,060
Issued in connection with acquisition of New York Tax-Free Fund*	—	—	523,790
Issued in Reinvestment of Distributions	—	21,399	78,649
Redeemed	—	(164,564)	(543,785)
Transfer out to Class B	—	(3,285,907)	—

Net Increase (Decrease) in Shares	—	(3,240,182)	1,162,714

CLASS B
Sold	91,290	64,226	226,032
Issued in connection with acquisition of New York Tax-Free Fund*	—	—	972,152
Issued in Reinvestment of Distributions	117,073	106,151	101,946
Redeemed	(1,883,309)	(2,005,518)	(1,610,171)
Transfer in from Class B1	—	3,288,948	—

Net Increase (Decrease) in Shares	(1,674,946)	1,453,807	(310,041)

CLASS C
Sold	2,193	34,993	153,330
Issued in connection with acquisition of New York Tax-Free Fund*	—	—	108,179
Issued in Reinvestment of Distributions	5,532	6,476	9,047
Redeemed	(88,507)	(193,416)	(102,873)

Net Increase (Decrease) in Shares	(80,782)	(151,947)	167,683

INSTITUTIONAL CLASS
Sold	11,303	22,710	101,264
Issued in connection with acquisition of New York Tax-Free Fund*	—	—	2,211,029
Issued in Reinvestment of Distributions	96,787	79,035	87,581
Redeemed	(383,154)	(433,226)	(272,039)

Net Increase (Decrease) in Shares	(275,064)	(331,481)	2,127,835

*	New York Tax-Free Fund merged with State Street Fund on 2/12/02.

	Strong Advisor Short Duration Bond Fund
	Year Ended Oct. 31, 2004	Year Ended Oct. 31, 2003
Capital Share Transactions of Each Class of Shares of the Fund Were as Follows:

CLASS A
Proceeds from Shares Sold	$4,679,036	$30,922,138
Proceeds from Reinvestment of Distributions	569,114	772,222
Payment for Shares Redeemed	(17,610,055)	(22,186,511)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(12,361,905)	9,507,849

CLASS B
Proceeds from Shares Sold	1,575,350	8,454,707
Proceeds from Reinvestment of Distributions	152,697	244,107
Payment for Shares Redeemed	(5,156,873)	(8,191,446)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(3,428,826)	507,368

CLASS C
Proceeds from Shares Sold	2,833,230	13,465,870
Proceeds from Reinvestment of Distributions	148,031	170,533
Payment for Shares Redeemed	(8,927,040)	(6,317,024)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(5,945,779)	7,319,379

CLASS Z
Proceeds from Shares Sold	1,960,209	15,049,268
Proceeds from Reinvestment of Distributions	512,982	874,220
Payment for Shares Redeemed	(13,363,552)	(18,891,845)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(10,890,361)	(2,968,357)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(32,626,871)	$14,366,239

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2004

	Strong Advisor Short Duration Bond Fund
	Year Ended Oct. 31, 2004	Year Ended Oct. 31, 2003
Transactions in Shares of Each Class of the Fund Were as Follows:

CLASS A
Sold	478,644	3,120,997
Issued in Reinvestment of Distributions	58,113	77,997
Redeemed	(1,796,414)	(2,241,271)

Net Increase (Decrease) in Shares	(1,259,657)	957,723

CLASS B
Sold	161,517	854,942
Issued in Reinvestment of Distributions	15,633	24,694
Redeemed	(527,802)	(829,039)

Net Increase (Decrease) in Shares	(350,652)	50,597

CLASS C
Sold	288,769	1,359,275
Issued in Reinvestment of Distributions	15,123	17,220
Redeemed	(911,753)	(638,536)

Net Increase (Decrease) in Shares	(607,861)	737,959

CLASS Z
Sold	200,502	1,523,984
Issued in Reinvestment of Distributions	52,560	88,578
Redeemed	(1,367,405)	(1,914,955)

Net Increase (Decrease) in Shares	(1,114,343)	(302,393)

	Strong Advisor Strategic Income Fund
	Year Ended Oct. 31, 2004	Year Ended Oct. 31, 2003
Capital Share Transactions of Each Class of Shares of the Fund Were as Follows:

CLASS A
Proceeds from Shares Sold	$4,817,413	$4,907,690
Proceeds from Reinvestment of Distributions	754,775	601,225
Payment for Shares Redeemed	(3,304,856)	(4,383,733)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	2,267,332	1,125,182

CLASS B
Proceeds from Shares Sold	2,326,689	3,203,609
Proceeds from Reinvestment of Distributions	363,231	253,451
Payment for Shares Redeemed	(1,660,133)	(732,646)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	1,029,787	2,724,414

CLASS C
Proceeds from Shares Sold	631,108	2,159,703
Proceeds from Reinvestment of Distributions	235,456	250,257
Payment for Shares Redeemed	(2,328,898)	(2,729,818)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(1,462,334)	(319,858)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$1,834,785	$3,529,738

Transactions in Shares of Each Class of the Fund Were as Follows:

CLASS A
Sold	472,766	541,465
Issued in Reinvestment of Distributions	74,328	68,959
Redeemed	(326,035)	(510,821)

Net Increase (Decrease) in Shares	221,059	99,603

CLASS B
Sold	229,656	354,819
Issued in Reinvestment of Distributions	35,755	28,772
Redeemed	(163,763)	(79,381)

Net Increase (Decrease) in Shares	101,648	304,210

CLASS C
Sold	61,929	240,444
Issued in Reinvestment of Distributions	23,230	28,623
Redeemed	(231,014)	(301,348)

Net Increase (Decrease) in Shares	(145,855)	(32,281)

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2004

9.	Investments in Affiliates

Affiliated issuers, as defined under the 1940 Act, include any Fund of the Strong Funds and any issuer in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of transactions in the securities of these issuers during the year ended October 31, 2004, is as follows:

	Balance of Shares Held Nov. 1, 2003	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held Oct. 31, 2004	Value Oct. 31, 2004	Investment Income Nov. 1, 2003- Oct. 31, 2004
Strong Advisor Municipal Bond Fund
Strong Tax-Free Money Fund	2,900,000	82,015,000	82,910,000	2,005,000	$2,005,000	$22,955

10.	Legal and Regulatory Matters

On or about May 20, 2004, the Advisor, the Administrator, and the Distributor (collectively, “Strong”), former chairman Richard S. Strong, and two employees of Strong entered into agreements with the Securities and Exchange Commission (“SEC”), the New York Attorney General (“NYAG”), the State of Wisconsin Department of Justice (the Wisconsin Attorney General), and the Wisconsin Department of Financial Institutions representing a settlement of all the market-timing investigations of Strong and certain affiliates by these agencies. In the settlements, Strong, without admitting or denying the findings in any of the orders, consented to entries of cease and desist orders and injunctive relief relating to breaches of their fiduciary duties and violations of state and federal securities laws, including anti-fraud provisions. The settlements require the Advisor to pay $40 million in investor restoration and $40 million in civil penalties. The settlements require Mr. Strong to pay $30 million in investor restoration and $30 million in civil penalties. The NYAG settlement also requires Strong to reduce fees for all Funds (except money market funds and certain very short-term income funds) by an aggregate of at least $7 million a year for five years. Separately, the Board of Directors of the Strong Funds and the Advisor have agreed that the Advisor may allocate such fee and/or expense reductions in a manner it deems reasonable, provided that (i) each applicable Fund shall participate in such fee reduction, (ii) each Fund that was impacted by market timing related to the settlements shall receive a fee reduction of at least 0.025% each year, (iii) such fee reduction shall be taken after giving effect to all waivers and reimbursements currently in effect, and (iv) fees and expenses shall not subsequently be increased without prior Board approval. Additionally, the settlements require, among other things: 1) retention of an independent consultant to develop a payment plan for the amount of investor restoration; 2) the services of an independent compliance consultant to conduct a periodic review of Strong’s compliance policies and procedures; and 3) enhanced corporate governance policies for the Strong Funds. The NYAG settlement also requires: 1) the retention of a senior officer to assist the Board in monitoring compliance and reviewing fee arrangements; and 2) additional fee disclosure to investors in the Funds. Strong and Mr. Strong, and not the investors in any Strong Fund, will bear all the costs of complying with the settlements, including restoration, civil penalties, and associated legal fees stemming from these regulatory proceedings. Strong has not yet determined if the investor restoration or civil penalties will create any financial benefit to the Strong Funds.

Strong has received one or more subpoenas or requests for information from the West Virginia Attorney General and other regulatory agencies requesting documents, if any, related to market timing and late trading practices. Strong is aware of multiple outstanding class and derivative actions (“Actions”) filed since September 4, 2003, against Strong, Strong Funds, Strong Financial Corporation, Strong Investments, Inc., Strong affiliates, and certain of their employees, officers, directors, and others as defendants in certain federal and state courts with respect to factual matters referenced in the NYAG settlement. On February 20, 2004, the United States Judicial Panel for Multi District Litigation (“MDL”) ordered the transfer of most of the Actions to the District of Maryland so those cases involving Strong could be coordinated and consolidated into one or two actions covered by a single complaint (“MDL Consolidated Actions”). The MDL ordered all or most of the other federal court Actions and certain state court Actions involving Strong to be consolidated into no more than three actions and be heard by the District of Maryland court. On September 30, 2004, three consolidated amended complaints were filed in the District of Maryland court. The Actions generally allege, among other things, that the defendants violated their fiduciary duty to fund shareholders and certain retirement plan participants, and made false and misleading statements in the funds’ prospectuses in violation of federal and state securities laws. The Actions generally seek one or more of the following: compensatory damages, punitive damages, special damages, exemplary damages, rescission, restitution, payment of plaintiffs’ attorneys’ fees and experts’ fees, and/or replacement of the Board of Directors of the Strong Funds. Certain state Actions were not consolidated into the MDL Consolidated Actions and proceedings in these state court Actions have been or may be stayed or proceed independently of the MDL Consolidated Actions.

The Strong Funds will not bear any costs incurred in connection with these Actions. Based on currently available information, Strong believes that the Actions will not have a material adverse financial impact on the Strong Funds, and are not likely to materially affect Strong’s ability to provide investment management services to its clients, including the Strong Funds. The Funds may experience increased redemptions or a decrease in new sales of shares as a result of the regulatory settlements and the ongoing Actions, which could result in increased transaction costs and operating expenses, or otherwise negatively impact the Strong Funds.

11.	Pending Acquisition

On May 26, 2004, Strong Financial Corporation (“SFC”) announced that it reached a definitive agreement with Wells Fargo & Company (“Wells Fargo”) to acquire certain assets of SFC and certain of its affiliates, including the Advisor. As part of the proposed transaction, SFC will be seeking approval from Fund shareholders on various matters including appointing Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo, as a new investment advisor for the Strong Funds and a merger of those funds into the Wells Fargo Funds family of mutual funds.

12.	Special Meeting of Shareholders of Strong Advisor Bond Fund

In August 2004, the Strong Advisor Bond Fund’s Board of Directors approved the reorganization of the Strong Advisor Bond Fund into the Wells Fargo (“WF”) Montgomery Total Return Bond Fund, subject to shareholder approval at a meeting scheduled for December 10, 2004.

13.	Special Meeting of Shareholders of Strong Advisor Municipal Bond Fund

In August 2004, the Strong Advisor Municipal Bond Fund’s Board of Directors approved the reorganization of the Strong Advisor Municipal Bond Fund into the WF Municipal Bond Fund, subject to shareholder approval at a meeting scheduled for December 10, 2004.

14.	Special Meeting of Shareholders of Strong Advisor Short Duration Bond Fund

In August 2004, the Strong Advisor Short Duration Bond Fund’s Board of Directors approved the reorganization of the Strong Advisor Short Duration Bond Fund into the WF Ultra-Short Duration Bond Fund, subject to shareholder approval at a meeting scheduled for December 10, 2004.

15.	Special Meeting of Shareholders of Strong Advisor Strategic Income Fund

In August 2004, the Strong Advisor Strategic Income Fund’s Board of Directors approved the reorganization of the Strong Advisor Strategic Income Fund into the WF Strategic Income Fund, subject to shareholder approval at a meeting scheduled for December 10, 2004.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

Strong Advisor Income Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strong Advisor Bond Fund, Strong Advisor Municipal Bond Fund, Strong Advisor Short Duration Bond Fund, and Strong Advisor Strategic Income Fund (all four collectively constituting Strong Advisor Income Funds, hereafter referred to as the “Funds”) at October 31, 2004, the results of each of their operations, the changes in each of their net assets and their financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin

December 6, 2004

DIRECTORS AND OFFICERS

Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 71 mutual funds (“Strong Funds”).

Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July 1994.

Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc., since 1977; Director of Wisconsin Energy Corporation (formerly WICOR, Inc., a utility company) since 1990, Metro-Goldwyn-Mayer, Inc. (an entertainment company) since 1998, Bassett Furniture Industries, Inc. since 1997, Checker’s Drive-In Restaurants, Inc. (formerly Rally’s Hamburgers, Inc.) since 1994, Johnson Controls, Inc. (an automotive systems and facility management company) since 1992, MGM Mirage (formerly MGM Grand, Inc., an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Sara Lee Corporation (a food/consumer products company) since 1983, Alliance Bank since 1980, Manpower, Inc. (a worldwide provider of staffing services) since 2001, and Kmart Corporation (a discount consumer products company) from 1985 to 2003; and Trustee of the University of Chicago since 1980 and Marquette University since 1988.

Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.

Mr. Greer was Of Counsel for Bingham McCutchen LLP (a law firm previously known as Bingham Dana LLP) from 1997 to February 2002 and Partner of Bingham McCutchen LLP from 1967 to 1997. On behalf of Bingham McCutchen LLP, Mr. Greer provided representation to the disinterested directors of the Strong Funds from 1991 to February 2002. Bingham McCutchen LLP has provided representation to the Independent Directors of the Strong Funds since 1991.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.

Mr. Kritzik has been Partner of Metropolitan Associates (a real estate firm) since 1962; Director of Wisconsin Health Information Network since November 1997, Health Network Ventures, Inc. from 1992 to April 2000, and Aurora Health Care from September 1987 to September 2002; and Member of the Board of Governors of Snowmass Village Resort Association from October 1999 to October 2002.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.

Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000; Chancellor of Baldwin-Wallace College from July 1999 to June 2000; President of Baldwin-Wallace College from July 1981 to June 1999; Director of Aspire Learning Corporation since June 2000; Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001; President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.

Mr. Vogt has been Senior Vice President of IDX Systems Corporation (a management consulting firm) since June 2001; President of Vogt Management Consulting, Inc. from July 1990 to June 2001; and former Fellow of the American College of Medical Practice Executives.

DIRECTORS AND OFFICERS (continued)

Ane K. Ohm (DOB 10-16-69), Anti-Money Laundering Compliance Officer of the Strong Funds since November 2002.

Ms. Ohm has been Anti-Money Laundering Compliance Officer of Strong Financial Corporation since February 2003; Assistant Executive Vice President of Strong Financial Corporation since November 2003; Assistant Executive Vice President of Strong Capital Management, Inc. (the “Advisor”) since December 2001; Director of Mutual Fund Administration of Strong Investor Services, Inc. since April 2001; Vice President of Strong Investor Services, Inc. since December 2001; and Marketing Services Manager of Strong Investments, Inc.(the “Distributor”) from November 1998 to April 2001.

R. Michael Parker (DOB 6-17-45), Chief Compliance Officer of the Strong Funds since August 2004.

Mr. Parker was a Senior Compliance Examiner with the United States Securities and Exchange Commission from April 1970 to April 2004.

Phillip O. Peterson (DOB 12-5-44), Independent President of the Strong Funds since January 2004.

Mr. Peterson was a mutual fund industry consultant from August 1999 to December 2003; Partner of KPMG LLP from 1981 to July 1999; Director of The Hartford Group of Mutual Funds (71 funds) since 2002; and Director of the Fortis Mutual Fund Group (38 funds) from 2000 to 2002.

Gilbert L. Southwell III (DOB 4-13-54), Secretary of the Strong Funds since September 2004; Assistant Secretary of the Strong Funds from July 2001 to September 2004.

Mr. Southwell has been Associate Counsel of Strong Financial Corporation since December 2001; Secretary of the Advisor since September 2004; Assistant Secretary of the Advisor from December 2002 to September 2004; Associate Counsel of the Advisor from April 2001 to December 2001; Partner at Michael, Best & Friedrich, LLP (a law firm) from October 1999 to March 2001; and Assistant General Counsel of U.S. Bank, National Association (formerly Firstar Bank, N.A.) and/or certain of its subsidiaries from November 1984 to September 1999.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999.

Mr. Widmer has been Treasurer of the Advisor since April 1999; Assistant Treasurer of Strong Financial Corporation since December 2001; Secretary of Strong Financial Corporation since September 2004; Assistant Secretary of Strong Financial Corporation from December 2001 to January 2003; Treasurer of Strong Service Corporation since April 1999; Treasurer and Secretary of Strong Investor Services, Inc. since September 2004; Treasurer and Assistant Secretary of Strong Investor Services, Inc. from July 2001 to September 2004; and Manager of the Financial Management and Sales Reporting Systems department of the Advisor from May 1997 to April 1999.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.

Mr. Zoeller has been Executive Vice President of the Advisor since April 2001; Chief Financial Officer of the Advisor since February 1998; Secretary of the Advisor from December 2001 to November 2002; Member of the Office of the Chief Executive of Strong Financial Corporation since May 2001; Chief Financial Officer and Treasurer of Strong Investments, Inc. from October 1993 to September 2004; Executive Vice President of Strong Investor Services, Inc. since July 2001; Secretary of Strong Investor Services, Inc. from July 2001 to May 2003; Executive Vice President, Chief Financial Officer, and Secretary of Strong Service Corporation since December 2001; Treasurer of Strong Service Corporation from September 1996 to April 1999; Vice President of Strong Service Corporation from April 1999 to December 2001; Member of the Office of the Chief Executive of the Advisor from November 1998 until May 2001; and Senior Vice President of the Advisor from February 1998 to April 2001.

Except for Messrs. Davis, Kritzik, Malicky, and Vogt, the address of all of the Directors and Officers is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis’s address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik’s address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Malicky’s address is 4608 Turnberry Drive, Lawrence, KS 66047. Mr. Vogt’s address is P.O. Box 7657, Avon, CO 81620.

The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

Directors

Willie D. Davis

Gordon B. Greer

Stanley Kritzik

Neal Malicky

William F. Vogt

Officers

Ane K. Ohm, Anti-Money Laundering Compliance Officer

R. Michael Parker, Chief Compliance Officer

Phillip O. Peterson, Independent President

Gilbert L. Southwell III, Secretary

John W. Widmer, Treasurer

Thomas M. Zoeller, Vice President

Investment Advisor

Strong Capital Management, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Distributor

Strong Investments, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue, Kansas City, Missouri 64105

Transfer Agent and Dividend-Disbursing Agent

Strong Investor Services, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

Legal Counsel

Godfrey & Kahn, S.C.

780 North Water Street, Milwaukee, Wisconsin 53202

NOTES

Contact Us

To learn more about our funds, discuss an existing account, or conduct a transaction, call 1-800-368-3863 or visit www.Strong.com.

To reach us by mail, please forward to Strong Investments, P.O. Box 2936, Milwaukee, Wisconsin 53201.

Please carefully consider a fund’s investment objectives, risks, charges, and expenses before investing. For this and other information, call us or visit our web site for a free prospectus. Please read it carefully before you invest or send money.

If you are a Financial Professional, call 1-800-368-1683.

Proxy Voting Information

To receive a free copy of the policies and procedures the funds use to determine how to vote proxies relating to portfolio securities, or to receive a free copy of a fund’s proxy voting record for the most recent 12-month period ending on June 30, call 1-800-368-3863, or visit the Securities and Exchange Commission’s (SEC) web site at www.sec.gov.

Filing of Portfolio Holdings

The funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s web site at www.sec.gov, and may be reviewed and copied at the SEC’s public reference rooms at 450 Fifth Street, N.W., Washington, D.C. 20549, or at the SEC’s regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900.

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT47250 12-04

AADVINC/WH2605 10-04

Item 2. Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(b) During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above that apply to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and relate to any element of the code of ethics definition.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Directors has determined that independent director Stanley Kritzik qualifies as an Audit Committee financial expert. The designation of a person as an “Audit Committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the persons without the “Audit Committee financial expert” designation. Similarly, the designation of a person as an “Audit Committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.

Item 4. Principal Accountant Fees and Services

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2004
	Audit Fees	Audit Related Feed	Tax Fees	Other Fees
Strong Income Funds II, Inc.	$10,071	$0	$0	$0

	2003
	Audit Fees	Audit Related Feed	Tax Fees	Other Fees
Strong Income Funds II, Inc.	$23,506	$0	$1,775	$0

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, specifically the review of regulatory filings related to reorganizations and new share classes. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant’s pro-rata share amounts for products and services other than those reported above.

(e) (1) The Audit Committee is required to preapprove audit and non-audit services performed for the Funds by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. The Audit Committee also is required to preapprove certain non-audit services performed by the Funds’ independent auditor for the Funds’ investment adviser and certain of the adviser’s affiliates if the services relate directly to the operations and financial reporting of the Funds. Unless a type of service to be performed by the independent auditor has received preapproval, it will require specific preapproval by the Audit Committee. Any proposed services exceeding preapproved cost levels will require separate preapproval by the Audit Committee.

Notwithstanding any provision of this Policy, the Audit Committee is not required to preapprove services for which preapproval is not required by applicable law, including de minimis services (defined as non-audit services that constitute no more than 5% of the total amount of revenues paid to the independent auditor during the year in which the services are provided) and grandfathered services.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibility to preapprove services performed by the independent auditor to management.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year (2004) and the preceding fiscal year (2003) by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $411,775 for 2004 and $520,843 for 2003.

(h) All non-audit services rendered in (g) above were preapproved by the registrant’s Audit Committee. Accordingly, these services were considered by the registrant’s Audit Committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Not applicable; a full Schedule of Investments is included in Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the Funds’ Board of Directors.

Item 10. Controls and Procedures

(a) An evaluation was performed within 90 days from the date hereof under the supervision of the Registrant’s management, including the principal executive officer and treasurer, regarding the effectiveness of the registrant’s disclosure controls and procedures. Based on that evaluation, it was determined that such disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant in the reports it files or submits on Form N-CSR (1) is accumulated and communicated to the Registrant’s management, including its principal executive officer and treasurer, to allow timely decisions regarding required disclosure, and (2) is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 11. Exhibits

The following exhibits are attached to this Form N-CSR:

11 (a) (1)	Code of Ethics required by Item 2 of Form N-CSR

11 (a) (2)	Certification of Principal Executive Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

Certification of Principal Financial Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

11 (b)	Certification of Chief Executive Officer and Chief Financial Officer Required by Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Strong Income Funds II, Inc., on behalf of the Strong Advisor Bond Fund

By:	/s/ Thomas M. Zoeller
Thomas M. Zoeller, Principal Executive Officer

Date: December 29, 2004

By:	/s/ John W. Widmer
John W. Widmer, Treasurer (Principal Financial Officer) and Secretary

Date: December 29, 2004